SUPPLEMENTAL DEED
TO THE MASTER TRUST DEED FOR THE
SUPERANNUATION MEMBERS' HOME
LOANS TRUSTS


ME PORTFOLIO MANAGEMENT LIMITED
ABN 79 005 964 134


and


PERPETUAL LIMITED
ABN 86 000 431 827



[LOGO] Freehills


MLC Centre Martin Place Sydney New South Wales 2000 Australia
Telephone +61 2 9225 5000  Facsimile +61 2 9322 4000
www.freehills.com  DX 361 Sydney

SYDNEY MELBOURNE PERTH BRISBANE SINGAPORE
Correspondent Offices HANOI HO CHI MINH CITY JAKARTA KUALA LUMPUR

Reference LGR:HS:38G

                                      Supplemental Deed - SMHL Master Trust Deed


--------------------------------------------------------------------------------
TABLE OF CONTENTS

Clause                                                                      Page

1     DEFINITIONS AND INTERPRETATION                                           1

      1.1      Definitions                                                     1
      1.2      Interpretation                                                  1

2     AMENDMENT TO MASTER TRUST DEED                                           2

      2.1      Application                                                     2
      2.2      Amendment                                                       2
      2.3      Further Amendments                                              2
      2.4      When amendments effective                                       2
      2.5      Amendments not to affect validity, rights, obligations          2
      2.6      Confirmation                                                    2
      2.7      Acknowledgement                                                 3
      2.8      Approval                                                        3

3     GENERAL                                                                  3

      3.1      Governing law and jurisdiction                                  3
      3.2      Further action                                                  3
      3.3      Counterparts                                                    3
      3.4      Attorneys                                                       3
      3.5      Trustee's limitation of liability                               3

SCHEDULE - AMENDMENTS TO THE MASTER TRUST DEED                                 4

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                                                                          Page i

--------------------------------------------------------------------------------
THIS SUPPLEMENTAL DEED

            is made on 18 April 2006 between the following parties:

            1.    ME PORTFOLIO MANAGEMENT LIMITED
                  ABN 79 005 964 134
                  of Level 23, 360 Collins Street, Melbourne, Victoria
                  (MANAGER)

            2.    PERPETUAL LIMITED
                  ABN 86 000 431 827
                  of Level 12, 123 Pitt Street, Sydney, New South Wales
                  (TRUSTEE)

RECITALS

            A The parties entered into a Master Trust Deed in relation to the Superannuation Members' Home Loans Trusts on 4 July 1994 (as amended and restated) (MASTER TRUST DEED).

            B The Manager and Trustee are respectively the manager and trustee of the trusts constituted under the Master Trust Deed.

            C Clause 28.1 of the Master Trust Deed permits the Trustee and the Manager to amend the Master Trust Deed in certain circumstances.

            D The parties wish to amend the Master Trust Deed in the manner set out in this deed.

THIS DEED WITNESSES

            that in consideration of, among other things, the mutual promises contained in this deed, the parties agree:

--------------------------------------------------------------------------------
1     DEFINITIONS AND INTERPRETATION

      1.1   DEFINITIONS

            In this deed, a word or phrase defined in the Master Trust Deed has the same meaning as in the Master Trust Deed and in addition:

            SPECIFIED FUNDS means each of:

            (a)   the Superannuation Members' Home Loans Origination Fund No. 3;
                  and

            (b)   the SMHL Global Fund No. 8A.

      1.2   INTERPRETATION

            Clause 1.2 of the Master Trust Deed applies to this deed.


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                                                                          Page 1

                                      Supplemental Deed - SMHL Master Trust Deed


--------------------------------------------------------------------------------
2     AMENDMENT TO MASTER TRUST DEED

      2.1   APPLICATION

            The amendments to the Master Trust Deed in clauses 2.2 and 2.3 only apply to the Specified Funds and to Funds created after the date of this deed.

      2.2   AMENDMENT

            The Master Trust Deed is amended as set out in the schedule.

      2.3   FURTHER AMENDMENTS

            The Master Trust Deed is also amended by:

            (a) deleting from clauses 3.1(a) and 3.1(b) the word "Beneficiary" after "Income" and replacing it with "Unitholder";

            (b) deleting from clause 4.1(a) after "Residual Capital" the word "Beneficiary" and replacing it with "Unitholder"; and

            (c)   amending clause 4.1(b) by:

                  (1) after the words "balance, for" inserting "each Income Unitholder";

                  (2) deleting the words "The Trustee as trustee of the relevant Fund"; and

                  (3) deleting the words "(or if more that one Fund is so specified, in the percentages therein referred to)".

      2.4   WHEN AMENDMENTS EFFECTIVE

            The  amendments  to the Master Trust Deed set out in clauses 2.2 and
            2.3 take effect on and from the date of this deed.

      2.5   AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS, OBLIGATIONS

            (a) The amendments to the Master Trust Deed set out in clauses 2.2 and 2.3 do not affect the validity or enforceability of the Master Trust Deed.

            (b)   Nothing in this deed:

                  (1)   prejudices  or  adversely  affects  any  right,   power,
                        authority, discretion or remedy arising under the Master Trust Deed before the date of this deed; or

                  (2) discharges, releases or otherwise affects any liability or obligation arising under the Master Trust Deed before the date of this deed.

      2.6   CONFIRMATION

            Each party is bound by the Master Trust Deed as amended by this deed. The Master Trust Deed as amended by this deed shall be binding on all Bondholders and the Beneficiaries as if each was originally a party to each of the Master Trust Deed and this deed.


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                                                                          Page 2

                                      Supplemental Deed - SMHL Master Trust Deed


      2.7   ACKNOWLEDGEMENT

            Each party acknowledges that this deed is issued in accordance with the Master Trust Deed.

      2.8   APPROVAL

            The Manager approves the amendments to be made to the Master Trust Deed by this deed.

--------------------------------------------------------------------------------
3     GENERAL

      3.1   GOVERNING LAW AND JURISDICTION

            (a)   This deed is governed by the laws of New South Wales.

            (b)   Each   party   irrevocably   submits   to  the   non-exclusive
                  jurisdiction of the courts of New South Wales.

      3.2   FURTHER ACTION

            Each party must do all things and execute all further documents necessary to give full effect to this deed.

      3.3   COUNTERPARTS

            (a)   This deed may be executed in any number of counterparts.

            (b)   All counterparts, taken together, constitute 1 instrument.

            (c)   A party may execute this deed by signing any counterpart.

      3.4   ATTORNEYS

            Each of the attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

      3.5   TRUSTEE'S LIMITATION OF LIABILITY

            The provisions of clauses 26.14 and 26.16 of the Master Trust Deed are incorporated in this document as if set out in full.


--------------------------------------------------------------------------------

                                      Supplemental Deed - SMHL Master Trust Deed
--------------------------------------------------------------------------------


SCHEDULE - AMENDMENTS TO THE MASTER TRUST DEED


--------------------------------------------------------------------------------

MASTER TRUST DEED


SUPERANNUATION MEMBERS' HOME LOANS
PROGRAMME


ME PORTFOLIO MANAGEMENT LIMITED
ABN 79 005 964 134


and


PERPETUAL LIMITED
ABN 86 000 431 827


















[LOGO] Freehills


MLC Centre Martin Place Sydney New South Wales 2000 Australia
Telephone +61 2 9225 5000  Facsimile +61 2 9322 4000
www.freehills.com  DX 361 Sydney


SYDNEY MELBOURNE PERTH CANBERRA BRISBANE HANOI HO CHI MINH CITY SINGAPORE Correspondent Offices JAKARTA KUALA LUMPUR

Liability limited by the Solicitors' Limitation of Liability Scheme, approved under the Professional Standards Act 1994 (NSW)

Reference  PSJR:LGR:25D

                                                      LGR-SMHL Master Trust Deed


--------------------------------------------------------------------------------
TABLE OF CONTENTS

Clause                                                                      Page

1     DEFINITIONS AND INTERPRETATION                                           1

      1.1      Definitions                                                     1
      1.2      Interpretation                                                 16
      1.3      Binding on Bondholders and Unitholders                         17

2     THE SUPERANNUATION MEMBERS' HOME LOANS TRUSTS                           17

      2.1      Appointment of Trustee                                         17
      2.2      Trustee to Act in Interests of Unitholders and Bondholders
               of a Fund                                                      17
      2.3      Separate and Distinct Funds                                    17
      2.4      Schedule 10 Provisions                                         17

3     THE ORIGINATION FUND                                                    17

      3.1      [The text of clause 3.1 has not been shown, but
               has not been amended except as provided in the
               Supplemental Deed to the Master Trust Deed dated
               18 April 2006]                                                 17
      3.2      Creation of the First Origination Fund                         17
      3.3      Creation of Additional Origination Funds                       17
      3.4      Name of the Origination Funds                                  18
      3.5      Duration of an Origination Fund                                18

4     THE SECURITISATION FUNDS                                                18

      4.1      [The text of clause 3.1 has not been shown, but
               has not been amended except as provided in the
               Supplemental Deed to the Master Trust Deed dated
               18 April 2006]                                                 18
      4.2      Creation of Securitisation Funds                               18
      4.3      Name of the Securitisation Funds                               19
      4.4      Duration of a Securitisation Fund                              19

5     BONDS                                                                   19

      5.1      Acknowledgment of Indebtedness                                 19
      5.2      Legal Nature of bonds                                          19
      5.3      Terms of Bonds                                                 19
      5.4      Interest and Principal Entitlement of Bondholders              20
      5.5      Not used                                                       20
      5.6      Bonds Not Invalid if Issued in Breach                          20
      5.7      Location of Bonds                                              20
      5.8      No Discrimination between Bondholders                          20

6     LIMITS ON RIGHTS OF BONDHOLDERS AND UNITHOLDERS                         20

      6.1      General Limits                                                 20
      6.2      Limit on Interest of Income Unitholder in Assets of an
               Origination Fund                                               21
      6.3      Limit on Interest of Residual Capital Unitholder in assets
               of a Securitisation Fund                                       21
      6.4      Further Limits on Interests of Unitholders                     21
      6.5      Ranking of Interest of Unitholders                             22
      6.6      Further Limit on Interest of Bondholders and Couponholders     22
      6.7      No Liability of Bondholders or Unitholders                     22


--------------------------------------------------------------------------------

                                                      LGR-SMHL Master Trust Deed


7     PROCEDURE FOR ISSUE OF BONDS                                            22

      7.1      Bond Issue Direction for an Origination Fund                   22
      7.2      Bond Issue Direction for a Securitisation Fund                 23
      7.3      Requirements for a Bond Issue Direction                        23
      7.4      Supplementary Bond Terms Notice                                24
      7.5      Amendment                                                      25
      7.6      Comply with Bond Issue Direction                               26
      7.7      Proviso on Compliance with Bond Issue Direction                26
      7.8      Issue of Bonds and Transfer of Benefit of Mortgages            27
      7.9      Amount of Bonds Created for a Securitisation Fund              28
      7.10     Issue of Bonds for Benefit of Origination Fund                 29
      7.11     Issue of Bonds During a Subscription Period for
               Origination Fund                                               29
      7.12     Action following Bond Issue                                    29
      7.13     No Liability for Insufficient Moneys                           30
      7.14     Further Assurance                                              30
      7.15     Subsequent Adjustment                                          30
      7.16     Committed Bond Subscription Agreement                          31
      7.17     Further Issues Subject to Rating Agency Approval               31
      7.18     Issue of Unrated Bonds                                         31
      7.19     No Limit on Bonds                                              31
      7.20     Offers of Bonds in Australia                                   32
      7.21     Issues not in Australia                                        32

8     TRANSFERS OF BONDS                                                      32

      8.1      No Restrictions on Transfer of Bonds                           32
      8.2      Transfer                                                       32
      8.3      Form of Transfer                                               32
      8.4      Execution of Bond Transfer                                     32
      8.5      Stamping of Bond Transfer                                      32
      8.6      Delivery of Bond Transfer to Trustee                           33
      8.7      Registration of Transferee as Bondholder                       33
      8.8      Trustee Entitled to Refuse to Register Transfer                33
      8.9      Refusal to Register Absolute                                   33
      8.10     No Fee for Registration of a Bond Transfer                     33
      8.11     Taking Effect of Bond Transfers                                33
      8.12     Rights and Obligations of Transferee                           34
      8.13     Payments to Transferee                                         34
      8.14     Transmission of Entitlements                                   34
      8.15     Marked Bond Transfer                                           34
      8.16     Reliance on Documents                                          35
      8.17     Specimen Signatures                                            35

9     BOND REGISTRATION CONFIRMATION                                          35

      9.1      Issue of Bond Registration Confirmation                        35
      9.2      Bond Registration Confirmation Not Certificate of Title        35
      9.3      Execution of Bond Registration Confirmation                    36
      9.4      More than One Bond Registration Confirmation                   36
      9.5      Worn out, Defaced or Lost Bond Registration Confirmation       36
      9.6      Joint Holdings                                                 36
      9.7      Delivery of Bond Registration Confirmation                     36


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                                                                          Page 2

                                                      LGR-SMHL Master Trust Deed


10    INVESTMENT OF THE FUNDS: GENERALLY                                      37

      10.1     Authorised Investments only                                    37
      10.2     Primary Investment Policy                                      37
      10.3     Manager Selects Investments                                    37
      10.4     Investment Proposals                                           37
      10.5     Limitation on Acquisition of Authorised Investments for
               Rated Funds                                                    38
      10.6     Disposal or Realisation of Authorised Investments              38
      10.7     Temporary Investment of Cash and Limitation on Maturity of
               Authorised Investments                                         39
      10.8     Hedges and Enhancements                                        39
      10.9     Substitution of Mortgages in a Fund                            40
      10.10    Authorised Trustee Investments                                 41
      10.11    Limitation of Trustee's Personal Liability                     41
      10.12    Moneys Payable to Trustee                                      41
      10.13    Segregation of Assets of a Fund                                41
      10.14    Assets of Funds                                                42
      10.15    Liabilities of a Fund                                          42
      10.16    Mixture of Assets                                              42

11    ORIGINATION AND MANAGEMENT OF MORTGAGES                                 42

      11.1     Power to enter into Mortgage Origination and Management
               Agreements                                                     42
      11.2     Appointment of a Mortgage Manager                              42
      11.3     Mortgages to be Originated etc.                                42
      11.4     Enforcement of Rights                                          43
      11.5     Manager will act as Mortgage Manager                           43

12    THE MANAGER                                                             43

      12.1     Appointment of Manager                                         43
      12.2     Complete Powers of Management                                  43
      12.3     Manager to Act in Interests of Unitholders and Bondholders     43
      12.4     Manager to Assist Trustee                                      43
      12.5     Manager's Power to Delegate                                    43
      12.6     Manager's Power to Appoint Advisers                            44
      12.7     Manager's Books Available to Trustee                           44
      12.8     Manager will Account to Trustee for Moneys Received            45
      12.9     Manager to Keep Trust Fund Separate                            45
      12.10    Manager to Prepare Notices etc.                                45
      12.11    Prior Approval of Circulars                                    45
      12.12    Taxes                                                          45
      12.13    Acquisition or Disposal of Assets and Enforcement of
               Mortgage Origination and Management Agreements                 45
      12.14    Monitor Enhancements and Hedges                                45
      12.15    Manager Cannot Bind Trustee Unless Authorised                  46
      12.16    Manager Must Perform Obligations under other Transaction
               Documents                                                      46
      12.17    Additional Covenants by Manager                                46


--------------------------------------------------------------------------------

                                                      LGR-SMHL Master Trust Deed


13    MANAGER'S FEE                                                           46

14    RETIREMENT OF MANAGER                                                   47

      14.1     Retirement for Cause                                           47
      14.2     Trustee may Remove Recalcitrant Manager                        47
      14.3     Trustee Appoints Replacement Manager                           47
      14.4     Voluntary Retirement                                           48
      14.5     Release of Outgoing Manager                                    48
      14.6     New Manager to Execute Deed                                    48
      14.7     Settlement and Discharge                                       48
      14.8     Manager's Entitlements on Retirement/Removal                   49
      14.9     Delivery of Books, Documents, etc.                             49
      14.10    Notice to Bondholders of New Manager                           49
      14.11    Waiver of Manager's Defaults                                   49

15    TRUSTEE'S POWERS                                                        50

      15.1     General Power                                                  50
      15.2     Specific Powers                                                50
      15.3     Powers to be Exercised with Others                             52
      15.4     Delegation                                                     52
      15.5     Power to Enforce                                               53
      15.6     Trustee's Power to Appoint Attorneys and Agents                53
      15.7     Generally Unlimited Discretion                                 53

16    TRUSTEE'S COVENANTS                                                     54

      16.1     General                                                        54
      16.2     To Act Continuously as Trustee                                 54
      16.3     To Act Honestly, Diligently and Prudently                      54
      16.4     No Dispositions of Assets except in Accordance with Trust
               Deed                                                           55
      16.5     Indemnity re Acts of Trustee's Delegates                       55
      16.6     Forward Notices etc to Manager                                 55
      16.7     Trustee will Implement Manager's Directions                    55
      16.8     Custodian                                                      55
      16.9     Perform Transaction Documents                                  55

17    TRUSTEE'S FEES AND EXPENSES                                             55

      17.1     Trustee's Fee                                                  55
      17.2     Reimbursement of Expenses                                      56
      17.3     Segregation of Fund Expenses                                   56

18    RETIREMENT OF TRUSTEE                                                   56

      18.1     Retirement for Cause                                           56
      18.2     Manager may Remove Recalcitrant Trustee                        56
      18.3     Manager Appoints Replacement                                   56
      18.4     Voluntary Retirement for Cause                                 56
      18.5     Funds to be Vested in New Trustee                              57
      18.6     Release of Outgoing Trustee                                    57
      18.7     New Trustee to Execute Deed                                    57
      18.8     Manager and Outgoing Trustee to Settle Amounts Payable         57


--------------------------------------------------------------------------------

                                                      LGR-SMHL Master Trust Deed


      18.9     Outgoing Trustee to Retain Lien                                58
      18.10    Delivery of Books, Documents, etc                              58
      18.11    Notice to Bondholders of New Trustee                           58

19    BANK ACCOUNTS                                                           58

      19.1     Opening of Bank Accounts                                       58
      19.2     Location of Bank Accounts                                      59
      19.3     Name of Bank Accounts                                          59
      19.4     Purpose of Bank Accounts                                       59
      19.5     Authorised Signatories                                         59
      19.6     Manager Not Entitled to Have Access                            59
      19.7     Bank Statements and Account Information                        59
      19.8     Deposits                                                       60
      19.9     Withdrawals                                                    60
      19.10    All Transactions through Central Accounts                      60
      19.11    Central Clearing Account                                       61

20    THE AUDITOR                                                             61

      20.1     Auditor must be Registered                                     61
      20.2     Appointment of Auditor                                         61
      20.3     Removal and Retirement of Auditor                              61
      20.4     Appointment of Replacement Auditor                             61
      20.5     Auditor may have other Offices                                 61
      20.6     Access to Working Papers                                       62
      20.7     Auditor's Remuneration and Costs                               62
      20.8     Access to Information                                          62

21    ACCOUNTS AND AUDIT                                                      62

      21.1     Manager and Trustee to Keep Accounts                           62
      21.2     Manager, Trustee and Auditors may Inspect Books                62
      21.3     Accounts to be kept in accordance with Approved Accounting
               Standards                                                      62
      21.4     Preparation of Annual Accounts                                 62
      21.5     Annual Audited Accounts                                        63
      21.6     Despatch & Inspection of Audited Accounts                      63
      21.7     Tax Returns                                                    63

22    PAYMENTS                                                                63

      22.1     Order of Payment of Income of Funds                            63
      22.2     Order of Payment of Capital of Funds                           63
      22.3     Payments to Funds Unitholder                                   64
      22.4     Subordination of Unitholder's Entitlements                     65
      22.5     Insufficient Moneys                                            65
      22.6     Income or Capital                                              65
      22.7     Net Income, Income and Capital                                 65
      22.8     Action on the Termination of the Fund                          66
      22.9     Costs of Winding Up of a Fund                                  66
      22.10    Goods and Services Tax                                         66


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                                                                          Page 5

                                                      LGR-SMHL Master Trust Deed


23    THE REGISTER                                                            67

      23.1     Details to be kept on the Register                             67
      23.2     Place of Keeping Register, Copies and Access                   68
      23.3     Branch Registers                                               68
      23.4     Details on Register Conclusive                                 69
      23.5     Closing of Register                                            69
      23.6     Alteration of Details on Register                              69
      23.7     Rectification of Register                                      70
      23.8     Correctness of Register                                        70
      23.9     Manager Must Provide Information                               70
      23.10    Access to Register by Income Unitholder                        70

24    MEETINGS OF BONDHOLDERS                                                 70

      24.1     Application of this clause                                     70
      24.2     Convening of Meetings by Trustee and Manager                   70
      24.3     Convening of Meetings by Bondholders                           71
      24.4     Notice of Meetings                                             71
      24.5     Chairman                                                       72
      24.6     Quorum                                                         72
      24.7     Adjournment                                                    72
      24.8     Voting Procedure                                               73
      24.9     Right to Attend and Speak                                      74
      24.10    Appointment of Proxies                                         74
      24.11    Corporate Representatives                                      74
      24.12    Rights of Representatives                                      75
      24.13    Powers of a Meeting of Bondholders                             75
      24.14    Extraordinary Resolution Binding on Bondholders                76
      24.15    Minutes and Records                                            76
      24.16    Written Resolutions                                            76
      24.17    Further Procedures for Meetings                                76

25    PAYMENTS GENERALLY                                                      77

      25.1     Cheque Details                                                 77
      25.2     Payments Good Discharge                                        77
      25.3     Trustee to Prepare Cheques                                     77
      25.4     Valid Receipts                                                 77

26    TRUSTEE'S AND MANAGER'S POWERS, LIABILITY AND INDEMNITY GENERALLY       77

      26.1     Reliance on Certificates                                       78
      26.2     Trustee and Manager May Assume Signed Documents to be
               Genuine                                                        78
      26.3     Trustee's Reliance on Manager                                  79
      26.4     Manager's Reliance on Trustee                                  79
      26.5     Compliance with Laws                                           80
      26.6     Taxes                                                          80
      26.7     Reliance on Experts                                            80
      26.8     Oversights of Others                                           80
      26.9     Powers, Authorities and Discretions                            80
      26.10    Impossibility or Impracticability                              81
      26.11    Duties and Charges                                             81
      26.12    Legal and Other Proceedings                                    81


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                                                                          Page 6

                                                      LGR-SMHL Master Trust Deed


      26.13    No Liability except for Negligence etc                         82
      26.14    Further Limitations on Trustee's Liability                     82
      26.15    Further Limitations on the Manager's Liability                 83
      26.16    Liability of Trustee Limited to its Right of Indemnity         83
      26.17    Trustee's Right of Indemnity                                   84
      26.18    Trustee's Indemnity under UCCC                                 85
      26.19    Extent of Liability of Manager                                 85
      26.20    Right of Indemnity                                             85
      26.21    Conflicts                                                      85
      26.22    Trustee Not Obliged To Investigate the Manager etc             86
      26.23    Independent Investigation of Credit                            86
      26.24    Information                                                    87
      26.25    Wilful Default Defined                                         87

27    NOTICES                                                                 87

      27.1     Notices Generally                                              87
      27.2     Notices to Bondholders                                         89
      27.3     Notices to Designated Rating Agencies                          89
      27.4     Additional Materials to each Designated Rating Agency          89

28    AMENDMENT                                                               90

      28.1     Amendment by Trustee                                           90
      28.2     Amendment with Consent                                         90
      28.3     Copy of Amendments to Bondholders                              91
      28.4     Copy of Amendments in Advance to Designated Rating
               Agencies                                                       91

29    MISCELLANEOUS                                                           91

      29.1     Data Base to be retained as Confidential                       91
      29.2     Certificates by Manager                                        91
      29.3     Waivers, Remedies Cumulative                                   92
      29.4     Retention of Documents                                         92
      29.5     Governing Law                                                  92
      29.6     Jurisdiction                                                   92
      29.7     Severability of Provisions                                     92
      29.8     Counterparts                                                   92
      29.9     Inspection of this Deed                                        92

SCHEDULE 1 - APPLICATION FOR BONDS                                            93

SCHEDULE 2 - BOND REGISTRATION CONFIRMATION                                   95

SCHEDULE 3 - SECURITISATION FUND BOND ISSUE DIRECTION                         97

SCHEDULE 4 - BOND TRANSFER AND ACCEPTANCE                                     99

SCHEDULE 5 - NOTICE OF CREATION OF A SECURITISATION FUND                     102

SCHEDULE 6 - MORTGAGE TRANSFER PROPOSAL                                      103

SCHEDULE 7 - NOTICE OF CREATION OF AN ORIGINATION FUND                       104

SCHEDULE 8 - ORIGINATION FUND BOND ISSUE DIRECTION                           105

SCHEDULE 9 - MANAGER'S FEE                                                   107

SCHEDULE 10 - FUND PROVISIONS                                                109


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                                                                          Page 7

                                                      LGR-SMHL Master Trust Deed


--------------------------------------------------------------------------------
TABLE OF AMENDMENTS AND CONSOLIDATIONS

This consolidated master trust deed incorporates all amendments made by the following documents:

--------------------------------------------------------------------------------
AMENDING DOCUMENT             DATE                NOTES
--------------------------------------------------------------------------------
Supplemental Deed             16 June 2000        See clauses 2.1 and 2.2 and
                                                  schedule A.  Amendments  apply
                                                  in respect of any Fund created
                                                  after    the   date   of   the
                                                  Supplemental Deed.
--------------------------------------------------------------------------------
Supplemental Deed             28 June 2000        See clause 2.1. Amendments
                                                  apply    in     respect     of
                                                  Superannuation  Members'  Home
                                                  Loans  Securitisation Fund PP7
                                                  and all  Securitisation  Funds
                                                  after    the   date   of   the
                                                  Supplemental Deed.
--------------------------------------------------------------------------------
Supplemental Deed             26 October 2000     See clause 2.1.  Amendments
                                                  apply in respect of all Funds.
--------------------------------------------------------------------------------
Supplemental Deed             7 August 2001       Clause 2.1. Amendments apply
                                                  in respect of all Funds.
--------------------------------------------------------------------------------
Supplemental Deed             17 December 2001    Clause 2.1.  Amendments apply
                                                  in respect of all Funds.
--------------------------------------------------------------------------------
Supplemental Deed             29 September 2003   See clause 2.1 and schedule 1.
                                                  Amendments apply in respect of
                                                  Origination Funds only.
--------------------------------------------------------------------------------
Amending and Restating Deed   1 June 2004         See clause 2.1 and Annexure A.
                                                  Amendments apply in respect of
                                                  all  Funds  created  after the
                                                  date  of  the   Amending   and
                                                  Restating Deed.
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                                                                          Page 1

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THIS MASTER TRUST DEED

            is made in Sydney on the 4th day of July 1994 between:

            1. ME PORTFOLIO MANAGEMENT LIMITED (FORMERLY KNOWN AS SUPERANNUATION MEMBERS' HOME
                  LOANS LIMITED)
                  ABN 79 005 964 134
                  of Level 17, 360 Collins Street, Melbourne
                  (MANAGER)

            2. PERPETUAL LIMITED (FORMERLY KNOWN AS PERPETUAL TRUSTEES AUSTRALIA LIMITED)
                  ABN 86 000 431 827
                  of Level 12, 123 Pitt Street, Sydney
                  (TRUSTEE)

RECITALS

            A. It is intended by this Deed to establish a series of separate trusts, being Origination Funds and Securitisation Funds, to be called collectively the "Superannuation Members' Home Loans Trusts" (or such other name as the Trustee and the Manager may from time to time agree upon, subject to any approvals required by law).

            B. The Trustee has agreed to act as the trustee, and the Manager as the manager, of the Origination Funds and the Securitisation Funds.

            C. The Trustee as trustee of an Origination Fund will issue Bonds and apply the proceeds in the acquisition of Mortgages and other Authorised Investments.

            D. The Trustee will reliquefy the position of an Origination Fund by transferring amongst other things the benefit of Mortgages from the Origination Fund to a Securitisation Fund simultaneously with the issue of Bonds by the Trustee as trustee of the Securitisation Fund and by then applying the proceeds thereof to the credit of the Origination Fund.

            E. The Trustee may enter into, amongst other documents, Enhancements, Hedges and a Security Trust Deed in connection amongst other things with the issue of Bonds by the Trustee as the trustee of an Origination Fund or a Securitisation Fund.

THIS DEED WITNESSES

            that in consideration of, among other things, the mutual promises contained in this deed, the parties agree:

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1     DEFINITIONS AND INTERPRETATION

      1.1   DEFINITIONS

            In this Deed, the Recitals and the Schedules, unless the context indicates a contrary intention:

            ACCOUNTS means accounts as defined in section 9 of the Corporations Act.


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                                                      LGR-SMHL Master Trust Deed


            AGENCY AGREEMENT means in relation to a Fund any agreement specified as an agency agreement in a Supplementary Bond Terms Notice for the Fund.

            AGREED PROCEDURES has the same meaning as in the Mortgage Origination and Management Agreement referred to in paragraph (a) of the definition of that term.

            APPLICATION FOR BONDS means an application for Bonds in the form of
            Schedule 1 or in such other form or manner as may from time to time be agreed between the Trustee and the Manager.

            APPROVED ACCOUNTING STANDARDS means:

            (a) the accounting standards from time to time approved under the Corporations Act;

            (b) the requirements of the Corporations Act in relation to the preparation and content of accounts; and

            (c) generally accepted accounting principles and practices in Australia consistently applied, except where inconsistent with the standards or requirements referred to in paragraphs (a) or
                  (b).

            APPROVED SOLICITOR has the same meaning as in the Agreed Procedures.

            ASSETS in relation to a Fund means the assets forming that Fund.

            ASSOCIATE in relation to a person means a person that is taken to be an associate of the first mentioned person by virtue of Division 2 of Part 1.2 of the Corporations Act.

            AUDITOR in relation to a Fund means the auditor of that Fund appointed from time to time pursuant to clause 20.

            AUSTRACLEAR means Austraclear Limited a company incorporated in New South Wales and currently carrying on business in New South Wales at 2 O'Connell Street, Sydney.

            AUSTRALIAN JURISDICTION means a State or Territory of the Commonwealth and the Commonwealth of Australia.

            AUTHORISED INVESTMENTS means investments which at their date of acquisition are of the following types:

            (a)   Loans secured by Mortgages over Land;

            (b)   cash on hand or at a Bank;

            (c) bonds, debentures, stock or treasury bills of the Commonwealth of Australia or the Government of any State or Territory of the Commonwealth;

            (d) debentures or stock of any public statutory body constituted under the law of the Commonwealth of Australia or of any State of the Commonwealth where the repayment of the principal secured and the interest payable thereon is guaranteed by the Commonwealth or the State;

            (e) notes or other securities of the Commonwealth of Australia or the Government of any State or Territory of the Commonwealth;

            (f) deposits with, or the acquisition of certificates of deposit (whether negotiable, convertible or otherwise), issued by, a Bank;


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                                                      LGR-SMHL Master Trust Deed


            (g) bills of exchange which at the time of acquisition have a remaining term to maturity of not more than 200 days, accepted or endorsed by a Bank;

            (h) securities which are "mortgage-backed securities" within the meaning of the Duties Act 1997 of New South Wales or the Duties Act 2000 of Victoria; and

            (i)   any other assets of a class of assets that are:

            (1) "prescribed property" as defined in the Duties Act 1997 of New South Wales or the Duties Act 2000 of Victoria; or

                  (2) part of a "pool of mortgages" as defined in the Duties Act 1997 of New South Wales or the Duties Act 2000 of Victoria;

            (j) for an Origination Fund only, without limiting clause 10.2, the holding of shares and the making of loans so long as the holding of shares in Origination Capital Pty Limited ACN 106 421 765 or the making of loans does not prevent the Bonds or any beneficial interests in the Origination Fund from constituting "mortgage backed securities" for the purposes of the Duties Act 1997 of New South Wales or the Duties Act 2000 of Victoria.

            (In paragraphs (b)-(j) inclusive of this definition, expressions shall be construed and, if necessary read down, so that the Bonds in relation to any Fund constitute mortgage-backed securities for the purposes of both the Duties Act 1997 of New South Wales and the Duties Act 2000 of Victoria.)

            AUTHORISED SIGNATORY in relation to any corporation means any person from time to time certified in writing by any director of the corporation (or, in the case of the Trustee, by any divisional manager) to be an authorised signatory of the corporation, whose signature appears on such certificate and which such signature is certified thereon by such director (or such divisional manager) to be that person's signature and in the case of the Trustee or the Security Trustee includes any person with "manager" or "counsel" in their title.

            AUTHORISED TRUSTEE INVESTMENT means an investment in which a trustee is authorised from time to time to invest trust funds under the laws of an Australian Jurisdiction.

            BANK means:

            (a) a corporation authorised under the Banking Act, 1959 (Cth) to carry on general banking business in Australia or a corporation formed or incorporated under an Act of the Parliament of an Australian Jurisdiction to carry on the general business of banking; or

            (b) where a Transaction Document requires money to be deposited by or on behalf of the Trustee outside Australia, a corporation that the Manager determines is authorised by the banking legislation of the relevant jurisdiction to carry on the general business of banking in that jurisdiction.

            BANKING DAY means a day, other than a Saturday, Sunday or public holiday in New South Wales and Victoria, on which Banks are open for business in Sydney and Melbourne.


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                                                                          Page 3
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                                                      LGR-SMHL Master Trust Deed


            BENEFICIARY means a Unitholder.

            BOND means a debt security of the nature referred to in clause 5.2 issued by the Trustee as trustee of a Fund whether described as a bond, note or otherwise.

            BONDHOLDER means at any given time, in relation to a Fund, the persons who are for the time being holders of the Bonds with respect to that Fund and the term NOTEHOLDERS, HOLDER and HOLDERS have a corresponding meaning.

            BOND ISSUE DATE in relation to a Fund and Bonds means the date on which the Bonds are issued by the Trustee as trustee of that Fund and, in the case of a proposed issue of Bonds, means the date for this referred to in the corresponding Bond Issue Direction.

            BOND ISSUE DIRECTION means an Origination Fund Bond Issue Direction or a Securitisation Fund Bond Issue Direction.

            BOND REGISTRATION CONFIRMATION means a confirmation relating to the registration of a person as the holder of a Bond in the form set out in Schedule 2 or in such other form as may from time to time be agreed between the Trustee and the Manager.

            BOND TRANSFER means a transfer and acceptance of Bonds in the form of Schedule 4 or in such other form as may from time to time be agreed between the Trustee and the Manager.

            CALCULATION AGENT means in relation to a Fund any person appointed as such under the Note Trust Deed or any Agency Agreement for that Fund.

            CLASS in relation to Bonds issued, or to be issued, in respect of a Fund means Bonds having as amongst themselves the same rights or restrictions with regard to the payment of interest, the repayment of principal, voting or otherwise. CLEARSTREAM, LUXEMBOURG means Clearstream Banking, societe anonyme.

            COMMITTED BOND SUBSCRIPTION AGREEMENT means any deed, agreement or arrangement relating to the issue, subscription, sale, underwriting or distribution or similar of Bonds including, without limiting the generality of the foregoing, any underwriting agreement, dealer agreement, issue and purchase agreement (however called) or subscription agreement relating to Bonds.

            CORPORATIONS ACT means the Corporations Act 2001 (Cth).

            COUPON (if any) in relation to a Bond has the meaning specified in the Supplementary Bond Terms Notice in relation to the Bond.

            COUPONHOLDER in relation to a Coupon issued in respect of a Trust at any time means the person who is the bearer of the Coupon at that time.

            CREDITOR in relation to a Fund means a creditor of the Trustee (including without limiting the generality of the foregoing, the Bondholders and the Manager in relation to the Fund) in its capacity as trustee of the Fund.

            DATA BASE in relation to the Trustee and the Manager means all information, data and records collected, held or stored in any way or in any medium (including, without limiting the generality of the foregoing, computer retention and storage) by or for the Trustee and the Manager respectively relating to persons to whom a Loan has been granted by the Trustee or by whom a Mortgage or any Related Security is given to the Trustee pursuant to or as contemplated by this Deed or a Mortgage Origination and Management Agreement.


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                                                                          Page 4
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                                                      LGR-SMHL Master Trust Deed


            DEED OF INDEMNITY means the deed dated 28 April 1997 between Members Equity Bank Pty Limited (formerly known as Members Equity Pty Limited and NMFM Lending Pty Limited) and the Trustee;

            DESIGNATED RATING in relation to a Hedge or Enhancement provided to, or the benefit of which is held by, the Trustee as trustee of a Rated Fund, means a credit rating of the party providing the Hedge or Enhancement as specified or approved by each Designated Rating Agency for the Rated Fund.

            DESIGNATED RATING AGENCY in relation to a Rated Fund, or Bonds issued or to be issued by the Trustee of a Rated Fund, means each Rating Agency which has been requested by the Manager to rate such Bonds in relation to the Fund.

            DOLLAR, A$ or $ means the lawful currency for the time being of the Commonwealth of Australia.

            ENHANCEMENTS means a Mortgage Insurance Policy, a Stand-by Arrangement, a Guaranteed Investment Contract and any other security, support, rights or benefits in support of or substitution for an Authorised Investment or the income or benefit arising thereon.

            EUROCLEAR means Morgan Guaranty Trust Company of New York (Brussels office) as operator of the Euroclear system.

            EVENT OF INSOLVENCY in relation to the Trustee or the Manager (each is hereinafter referred to as a RELEVANT CORPORATION) means any of the following events:

            (a) (LIQUIDATION): the relevant corporation goes into liquidation (except for the purpose of amalgamation or reconstruction or some similar purpose);

            (b) (RECEIVERSHIP): a receiver, receiver and manager or administrator is appointed (by the relevant corporation or by any other person) to the undertaking of the relevant corporation or any part thereof (except, in the case of the Trustee where this occurs in relation to another trust of which it is the trustee); or

            (c) (CEASES TO CARRY ON BUSINESS): the relevant corporation ceases to carry on business.

            EXISTING ORIGINATION FUND means an Origination Fund specified in an Origination Fund Bond Issue Direction as an Existing Origination Fund for the purposes of clause 7.8(e)(2);

            EXISTING ORIGINATION FUND ASSETS means the assets of an Existing Origination Fund which is specified in an Origination Fund Bond Issue Direction;

            EXPENSES in relation to a Fund means all costs, charges, liabilities and expenses incurred by the Trustee or the Manager in the operation of the Fund pursuant to this Deed including, without limiting the generality of the foregoing, the following to the extent to which they relate to the Fund:

            (a) any amounts payable or incurred by the Trustee or the Manager under any Enhancement or Hedge;

            (b) any amounts (other than fees) payable by the Trustee or the Manager to a Mortgage Manager under its corresponding Mortgage Origination and Management Agreement;


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                                                                          Page 5
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                                                      LGR-SMHL Master Trust Deed


            (c) any amounts payable under or incurred by the Trustee or the Manager under any Committed Bond Subscription Agreement or Security Trust Deed or otherwise in relation to the issue of a Bond;

            (d) any fees and other amounts payable to the Manager under this Deed;

            (e)   any fees and expenses payable to the Auditor;

            (f) any fees and expenses charged from time to time by or in relation to a Securities System or any Stock Exchange to the Trustee's account in the exercise of the Trustee's power pursuant to clause 15.2(k);

            (g) any costs of postage and printing of all cheques, accounts, statements, notices, Bond Registration Confirmations and other documents required to be posted to the Unitholders or Bondholders of the Fund under this Deed;

            (h) any costs of any valuation of the Fund or of any Asset of the Fund;

            (i) any expenses incurred in connection with the bank accounts of the Trustee in relation to the Fund and bank fees (including but not limited to account keeping fees) and other bank or government charges incurred in connection with the keeping of, or the transaction of business through, the internal accounts and bank accounts of the Trustee and their management;

            (j) any fees, charges and amounts which are paid or payable to any person appointed or engaged by the Trustee or the Manager pursuant to this Deed to the extent that the fees, charges and amounts would be payable or reimbursable to the Trustee or the Manager under any other provision of this definition or under any other provision of this Deed if the services performed by the person so appointed or engaged had been carried out directly by the Trustee or the Manager and to the extent that those fees, charges and amounts are reasonable in amount and properly incurred;

            (k) the amount of any indemnity from the Fund claimed by the Trustee or the Manager pursuant to clause 26.12;

            (l) reasonable in amount and properly incurred legal costs and disbursements (calculated in the same manner pursuant to clause 26.12) incurred by the Manager and the Trustee in relation to settling and executing any Transaction Document and any subsequent consent, agreement, approval, waiver or amendment thereto or in relation to any matter of concern to the Manager or the Trustee in relation to a Transaction Document or the Fund provided that the basis of incurring any such costs and disbursements by the Trustee has been approved in advance by the Manager;

            (m) except where otherwise provided by this Deed, any costs incurred by the Manager or the Trustee in, or in connection with, the retirement or removal of the Trustee or the Manager respectively under this Deed and the appointment of any person in substitution to the extent that those costs are reasonable in amount and properly incurred;

            (n) any amount specified as an Expense for the purpose of this Deed in any Transaction Document for a Fund; and

            (o) any other costs, charges, expenses, fees, liabilities, Taxes (including stamp duty payable on cheques), imposts and other outgoings properly incurred by the Trustee or the Manager in exercising their respective powers, duties


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                                                                          Page 6
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                                                      LGR-SMHL Master Trust Deed


                  and obligations under this Deed or any other Transaction Document (other than the Bonds),

            provided that

            (p) general overhead costs and expenses of the Trustee and the Manager (including, without limitation, rents and any amounts payable by the Trustee or the Manager (as applicable) to its employees in connection with their employment) incurred directly or indirectly in connection with the business of the Trustee or the Manager (as applicable) or in the exercise of its rights, powers and discretions or the performance of its duties and obligations in relation to the Fund; and

            (q)   any fees payable by the Manager under the Management Support
                  Deed,

            shall not constitute Expenses.

            EXTRAORDINARY RESOLUTION in relation to the Bondholders of a Fund means, subject to the provisions of any Security Trust Deed in respect of the Fund:

            (a) a resolution passed at a meeting of the Bondholders of that Fund duly convened and held in accordance with the provisions contained in clause 24 by a majority consisting of not less than three quarters of the votes cast thereat; or

            (b) a resolution in writing pursuant to clause 24.16 signed by all the Bondholders of that Fund.

            FACE VALUE means:

            (a) in relation to an Authorised Investment, the face value or the principal amount payable in respect of the Authorised Investment;

            (b) in relation to a Mortgage, the original principal amount of the Loan secured by that Mortgage; and

            (c) in relation to any Bond, the principal face value of the Bond or (as the case may be) the aggregate of such face values in relation to all Bonds on issue in respect of a Fund.

            FEE PAYMENT DATE in relation to a Fund means each date for the payment of the Manager's Fee in relation to that Fund pursuant to
            Schedule 9.

            FINAL MATURITY DATE in relation to a Bond means the date specified in the corresponding Supplementary Bond Terms to be the last, or where there is only one specified the, Principal Amortisation Date of the Bond.

            FINANCIAL DEFAULT in relation to any Bonds in respect of a Fund means, subject to any provision to the contrary in the corresponding Supplementary Bond Terms, any failure by the Trustee as trustee of the Fund to pay within 3 Banking Days of the due date:

            (a)   the Manager's Fee in relation to the Fund;

            (b)   the Trustee's Fee in relation to the Fund;

            (c) any amounts payable under any Hedge or Enhancement in relation to the Fund; or

            (d) any Interest Entitlement or Principal Entitlement on any Bonds in relation to the Fund,


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                                                                          Page 7
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                                                      LGR-SMHL Master Trust Deed


            construed in all cases in the absence of any provision in this Deed or in any document in relation to the foregoing regarding a limitation on the Trustee's liability which would have the effect of reducing the amount otherwise due and, in the case of paragraph (d), also construed in the absence of clause 22.5 unless the Supplementary Bond Terms for the Bonds provide otherwise.

            FINANCIAL YEAR in relation to a Fund means each period of 12 months ending on 30 June in each calendar year provided that the first Financial Year of a Fund shall be the period form the date of its creation pursuant to this Deed to the immediately following 30 June and the last Financial Year of a Fund shall commence on the day immediately after the last day of the full Financial Year immediately preceding its Termination Date and end on that Termination Date.

            FITCH RATINGS means Fitch Australia Pty Limited ABN 93 081 339 184 and its successors and assigns.

            FIRST FUND has the meaning given to that term in clause 7.10.

            FUND means each Origination Fund and Securitisation Fund and FUNDS means every Fund.

            GOVERNMENT AGENCY means the government of any Australian Jurisdiction or of any other country or political subdivision thereof and any minister, department, office, commission, instrumentality, agency, board, authority or organ thereof, or any delegate or person deriving authority from any of the foregoing.

            GST has the same meaning as in the A New Tax System (Goods and Services Tax) Act 1999 (Cth).

            GUARANTEED INVESTMENT CONTRACT means a guaranteed investment contract (expressed in Dollars) of a type approved by the Chief Commissioner of Stamp Duties in New South Wales pursuant to paragraph (d) of Regulation 4 of the Stamp Duties (Mortgage-Backed Securities) Regulation, 1986 of New South Wales or any equivalent regulations issued under the Duties Act, 1997.

            HEDGE means any futures contract, option agreement, hedge, swap, cap, collar, forward rate agreement or other derivative product or arrangement whether or not in relation to interest rates, currencies or the income from any investment for a Fund made by the Trustee (whether alone or with the Manager or any other person).

            INCOME BENEFICIARY means an Income Unitholder.

            INCOME DISTRIBUTION DATE in relation to an Income Distribution Period for a Fund means the date falling on the last day of the first calendar month after the end of that Income Distribution Period (or such other date specified by the Manager in writing to the Trustee prior to the first issue of Bonds by the Trustee as trustee of the Fund).

            INCOME DISTRIBUTION PERIOD in relation to a Fund means each Financial Year of the Fund or any series of periods during the Financial Year of a Fund specified in writing by the Manager to the Trustee prior to the first issue of Bonds by the Trustee as trustee of the Fund provided the first of such periods in a Financial Year commences on (and includes) the first day of the Financial Year and the last of such periods in a Financial year ends on (and includes) the last day of the Financial Year.


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                                                      LGR-SMHL Master Trust Deed


            INCOME TRUST DEED means the Trust Deed dated on or about the date of this Deed between the Income Trusts Trustee and the Manager.

            INCOME TRUSTS means the trusts known as the Superannuation Members' Home Loans Income Trusts and established pursuant to the Income Trust Deed.

            INCOME TRUSTS TRUSTEE means P.T. Limited ABN 67 004 454 666 or such other person from time to time fulfilling the role of trustee of the Income Trusts.

            INCOME UNIT means, in relation to a Fund, an individual interest in:

            (a) where that Fund is an Origination Fund - the Net Income as provided for in clause 3.1(a) of this Deed; and

            (b) where that Fund is a Securitisation Fund - the balance of that Fund as provided for in clause 4.1(b) of this Deed.

            INCOME UNITHOLDER means any person who holds an Income Unit from time to time.

            INTEREST ENTITLEMENT in relation to a Bond and an Interest Payment Date means the amount of interest accrued in respect of that Bond and due for payment on that Interest Payment Date, determined in accordance with the corresponding Supplementary Bond Terms.

            INTEREST HEDGE means a Hedge in relation to interest rates.

            INTEREST PAYMENT DATE in relation to a Bond means each date for the payment of interest under the Bond as specified in the corresponding Supplementary Bond Terms.

            LAND means:

            (a) any estate or interest whether at law or in equity in freehold or leasehold land, including all improvements on such land; and

            (b) any parcel and any lot, common property and land comprising a parcel within the meaning of the Strata Titles Act, 1973 (New South Wales) or the Community Land Development Act, 1989 (New South Wales) or any equivalent legislation in any other Australian Jurisdiction.

            LOAN means a loan or other form of financial accommodation.

            MANAGEMENT SUPPORT DEED means a Management Support Deed dated 16 June 2000 and made between the Manager, Members Equity Bank Pty Limited, ABN 56 070 887 679 (formerly known as Members Equity Pty Limited) and the Trustee.

            MANAGER means ME Portfolio Management Limited or, in the event of the retirement or removal of ME Portfolio Management Limited as Manager, the substitute person appointed in its place by the Trustee pursuant to this Deed, and includes the Trustee when acting as the Manager in accordance with this Deed.

            MANAGER'S DEFAULT in relation to a Fund means subject to clause
            14.11:

            (a) (BREACH BY MANAGER): the Manager breaches any obligation or duty imposed on the Manager under this Deed or any other Transaction Document in relation to the Fund; and

            (b) (REMAINS UNREMEDIED): the Manager fails or neglects after 30 days' notice from the Trustee to remedy such breach.


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                                                                          Page 9
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                                                      LGR-SMHL Master Trust Deed


            MANAGER'S FEE in relation to a Fund means the Manager's fee in relation to that Fund pursuant to clause 13 and Schedule 9.

            MARKED BOND TRANSFER means a Bond Transfer marked by the Trustee in accordance with clause 8.15.

            MOODY'S means Moody's Investors Service Pty Limited ABN 61 003 399 657 and its respective successors and assigns.

            MORTGAGE means a registered (or pending registration, registrable) mortgage over Land, situated in any Australian Jurisdiction, granted or transferred to the Trustee and securing the repayment of the principal amount of a Loan and all other moneys payable under the Loan and the Mortgage and granted or transferred to the Trustee.

            MORTGAGE INSURANCE POLICY means a policy of insurance under which, amongst other things, an insurer insures a Mortgage against loss by the Trustee for a fixed sum or a percentage (up to and including 100%) of the principal amount of the Loan secured thereby.

            MORTGAGE INSURER means an insurer under a Mortgage Insurance Policy.

            MORTGAGE MANAGER means:

            (a) Members Equity Bank Pty Limited ABN 56 070 887 679 (formerly known as Members Equity Pty Limited) , and any other person appointed as a Mortgage Manager under a Mortgage Origination and Management Agreement; and

            (b)   otherwise the Manager.

            MORTGAGE ORIGINATION AND MANAGEMENT AGREEMENT means:

            (a) a Mortgage Origination and Management Agreement dated on or about the date of this Deed and made between the Trustee, the Manager and National Mutual Property Services (Aust) Pty Limited (as novated to Members Equity Bank Pty Limited ABN 56 070 887 679 (formerly known as Members Equity Pty Limited) and amended); and

            (b) any other agreement from time to time entered into, inter alia, by the Trustee, the Manager and any other person appointed thereunder as Mortgage Manager regarding the origination, management and enforcement of Mortgages, Loans and Related Securities.

            MORTGAGE TRANSFER PROPOSAL means a proposal by the Manager to the Trustee in the form of Schedule 6 or in such other form as may from time to time be agreed between the Trustee and the Manager.

            MORTGAGOR means the mortgagor under a Mortgage.

            NET INCOME in relation to a Fund for an Income Distribution Period has the meaning given to it for that Fund and for that Income Distribution Period pursuant to clause 22.7.

            NET INCOME ACCOUNT in relation to an Origination Fund means the bank account established by the Trustee as trustee of that Origination Fund pursuant to clause 19.1(c).

            NOTE TRUST DEED means in relation to a Fund any deed specified as such in a Supplementary Bond Terms Notice for the Fund.


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                                                                         Page 10

            NOTE TRUSTEE means in relation to a Fund any person specified as such in a Supplementary Bond Terms Notice for the Fund.

            NOTICE OF CREATION OF A SECURITISATION FUND means a notice in the form of Schedule 5 or in such other form as may from time to time be agreed between the Trustee and the Manager.

            NOTICE OF CREATION OF AN ORIGINATION FUND means a notice in the form of Schedule 7 or in such other form as may from time to time be agreed between the Trustee and the Manager.

            ORIGINATION FUND means each individual trust fund from time to time created pursuant to clauses 3.2 and 3.3.

            ORIGINATION FUND BOND ISSUE DIRECTION means a direction by the Manager to the Trustee to issue Bonds as trustee of the Origination Fund, in the form of Schedule 8 or in such other form as may from time to time be agreed between the Trustee and the Manager.

            OUTSTANDING PRINCIPAL BALANCE means:

            (a)   in relation to a Bond at a given time:

                  (1) in the case of a Bond issued at a discount, the principal payable on the maturity of the Bond; and

                  (2) in every other case, the then principal paid up on the Bond and which has not been repaid prior to that time; and

            (b) in relation to a Mortgage at a give time, the then principal under the Loan secured by the Mortgage and which has not been repaid prior to that time.

            PAYING AGENT means in relation to a Fund any person for the time being appointed as paying agent under the Note Trust Deed or any Agency Agreement for that Fund and includes the Principal Paying Agent.

            PORTFOLIO OF MORTGAGES means the Mortgages specified by the Manager in a Securitisation Fund Bond Issue Direction.

            PRINCIPAL AMORTISATION DATE in relation to a Bond means each date for the repayment of part or all of the outstanding principal in relation to the Bond as specified in the corresponding Supplementary Bond Terms.

            PRINCIPAL ENTITLEMENT in relation to a Bond and a Principal Amortisation Date means the amount of principal in respect of the Bond due to be repaid on that Principal Amortisation Date, determined in accordance with the corresponding Supplementary Bond Terms.

            PRINCIPAL PAYING AGENT means in relation to a Fund any person appointed as such under the Note Trust Deed or any Agency Agreement for that Fund.

            RATED FUND means a Fund in respect of which there is a Designated Rating Agency.

            RATING AGENCY means Moody's, S&P, Fitch Ratings or any other recognised rating agency designated from time to time in writing by the Manager to the Trustee.

            REGISTER means the register maintained by the Trustee pursuant to clause 23.

            REGISTERED COMPANY AUDITOR has the same meaning as in the Corporations Act.


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                                                                         Page 11
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                                                      LGR-SMHL Master Trust Deed


            RELATED BODY CORPORATE has the same meaning as in section 9 of the Corporations Act.

            RELATED SECURITIES in relation to a Mortgage or a Loan means any guarantees, indemnities or Security Interest granted in respect of, or in connection with, the Mortgage or the Loan.

            REPRESENTATIVE means:

            (a) in the case of any Bondholder, a person appointed as a proxy for that bondholder pursuant to clause 24.10; and

            (b) without limiting the generality of paragraph (a), in the case of a Bondholder which is a body corporate, a person appointed pursuant to clause 24.11 by the Bondholder.

            RESIDUAL CAPITAL BENEFICIARY means a Residual Capital Unitholder.

            RESIDUAL CAPITAL UNIT means, in relation to a Fund, an individual interest in:

            (a) where that Fund is an Origination Fund - the balance of that Fund as provided in clause in clause 3.1(b) of this Deed; and

            (b) where that Fund is a Securitisation Fund - the balance of that Fund as provided for in clause 4.1(a) of this Deed.

            RESIDUAL CAPITAL UNITHOLDER means any person who holds a Residual Capital Unit from time to time.

            S&P means Standard & Poor's (Australia) Pty Limited ABN 62 007 324 852 and its successors and assigns.

            SECOND FUND has the meaning given to that term in clause 7.10.

            SECURITIES SYSTEM means any securities title transfer, holding or clearing system or agency which operates by physical, electronic or other means including, without limitation, Euroclear and any system operated by Austraclear or Clearstream, Luxembourg.

            SECURITIES SYSTEM REGULATIONS means any rules, regulations or by-laws issued or published by any Securities System, or any operator of any Securities System.

            SECURITISATION FUND means each individual trust fund from time to time created pursuant to clause 4.2.

            SECURITISATION FUND BOND ISSUE DIRECTION means a direction by the Manager to the Trustee to issue Bonds as trustee of a Securitisation Fund, in the form of Schedule 3 or in such other form as may from time to time be agreed between the Trustee and the Manager.

            SECURITY INTEREST includes any mortgage, pledge, lien, charge, encumbrance, hypothecation, title retention, preferential right or trust arrangement.

            SECURITY TRUST DEED in relation to a Fund means a deed between, amongst others, the Trustee as trustee of that Fund, the Manager and a person acting as security trustee under which, amongst other things, the Trustee as trustee of the Fund charges all or some of the Assets of the Fund to secure the payment of moneys owing to the Bondholders and other Creditors of the Fund in favour of such security trustee as trustee for such Bondholders and other Creditors.


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                                                                         Page 12
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                                                      LGR-SMHL Master Trust Deed


            SECURITY TRUSTEE means a security trustee under a Security Trust Deed and any successor trustee appointed under that Security Trust Deed.

            STAND-BY ARRANGEMENT means an agreement made by the Trustee as trustee of a Fund (whether alone or with the Manager or any other person) with a person where the person agrees to fund the payment to Bondholders by the Trustee as trustee of the Fund of amounts due to the Bondholders to an agreed limit or extent to cover a short-fall of funds available in the Fund due to, amongst other things, default by a Mortgagor or Mortgagors under one or more Mortgages.

            STOCK EXCHANGE means, in relation to a Bond, any stock exchange on which the Bond is listed from time to time.

            SUBSCRIPTION AMOUNT in relation to any proposed Bonds means the total amount payable by the proposed Bondholders in relation thereto, as specified in the corresponding Bond Issue Direction.

            SUBSCRIPTION PERIOD in relation to a proposed issue of Bonds by the Trustee as trustee of an Origination Fund, means the period in which subscriptions for Bonds may be received from intending Bondholders as specified in the corresponding Origination Fund Bond Issue Direction.

            SUPPLEMENTARY BOND TERMS in relation to a Bond means the supplementary terms relating to the Bond specified in the corresponding Supplementary Bond Terms Notice.

            SUPPLEMENTARY BOND TERMS NOTICE means a written notice from the Manager to the Trustee satisfying the requirements of clause 7.4.

            TAXATION ACT means the Income Tax Assessment Act, 1936 (Commonwealth) and the Income Tax Assessment Act, 1997 (Cth).

            TAX and TAXES means any tax, levy, impost, deduction, charge, rate, stamp duty, goods and services tax or any other tax, withholding or remittance of any nature which is now or later payable or required to be remitted to, or imposed or levied, collected or assessed by a Government Agency, together with any interest, penalty, charge, fee or other amount imposed or made in respect thereof.

            TERMINATION DATE in relation to a Fund means the earliest of the following dates in relation to that Fund:

            (a)   the eightieth anniversary of the date of this Deed;

            (b) the date upon which the Fund terminates by operation of statue or by the application of general principles of law;

            (c)   if Bonds have been issued by the Trustee as trustee of the
                  Fund:

                  (1) the Banking Day immediately following the date upon which the Trustee pays in full all moneys due or which may become due, whether contingently or otherwise, to Bondholders in respect of such Bonds; or

                  (2) if prior thereto a Financial Default has occurred, the date appointed by the Bondholders in relation to the Fund as the Termination Date pursuant to clause 24;


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                                                                         Page 13
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                                                      LGR-SMHL Master Trust Deed


            (d) if Bonds have not been issued by the Trustee as trustee of the Fund, the date appointed by the Manager as the Termination Date by notice in writing to the Trustee,

            provided that if an Origination Fund is a Unitholder of a Securitisation Fund, any date under paragraphs (c) and (d) above for the Origination Fund accruing prior to the Termination Date of the Securitisation Fund shall be extended to the Banking Day immediately following the Termination Date of the Securitisation Fund (or if there is more than one Securitisation Fund, the Termination Date of the final remaining Securitisation Fund).

            TITLE DOCUMENTS means the documents of title and other supporting documents in relation to the Authorised Investments of the Funds.

            TRANSACTION DOCUMENTS means:

            (a)   this Deed;

            (b)   each Mortgage Origination and Management Agreement;

            (c)   each Security Trust Deed;

            (d)   each Hedge and Enhancement;

            (e)   each Committed Bond Subscription Agreement;

            (f) all Bonds from time to time (including the Supplementary Bond Terms in relation thereto);

            (g)   each Note Trust Deed;

            (h)   each Agency Agreement;

            (i) each other document which is expressed to be, or which is agreed by the Manager and Trustee to be, a Transaction Document for the purposes hereof of any Fund; and

            (j) each other document that is executed under or which is or is expressed to be incidental or collateral to, any other Transaction Document,

            and in relation to a given Fund means all of the foregoing to the extent that they relate to that Fund.

            TRANSMISSION EVENT means:

            (a)   in respect of a Unitholder who is an individual:

                  (1)   the death of the Unitholder;

                  (2)   the bankruptcy of the Unitholder; or

                  (3) the Unitholder becoming of unsound mind or a person who is, or whose estate is, liable to be dealt with in any way under the law relating to mental health; or

            (b) in respect of a Unitholder who is a body corporate, the dissolution of the Unitholder or the succession by another body corporate to the assets and liabilities of the Unitholder.

            TRUSTEE means Perpetual Limited (formerly known as Perpetual Trustees Australia Limited) in its capacity as the trustee of the Funds, or in the event of the retirement or removal of Perpetual Limited as Trustee, a substitute person


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                                                                         Page 14

                                                      LGR-SMHL Master Trust Deed


            appointed in its place by the Manager pursuant to this Deed and includes the Manager when acting as the Trustee in accordance with this Deed.

            TRUSTEE'S DEFAULT in relation to a Fund means:

            (a) (BREACH BY THE TRUSTEE): the Trustee breaches any obligation or duty imposed on the Trustee under this Deed, or any other Transaction Document, in relation to the Fund; and

            (b) (REMAINS UNREMEDIED): the Trustee fails or neglects after 10 days' notice from the Manager to remedy such breach.

            TRUSTEE'S FEE in relation to a Fund means the Trustee's fee for that Fund pursuant to clause 17.1.

            UCCC means the Consumer Credit (Queensland) Code and the equivalent legislation in each other state and territory of Australia.

            UCCC LIABILITY means a liability to pay:

            (a) any civil or criminal penalty incurred by the Trustee under the UCCC either personally or in its capacity as trustee of the Fund in respect of performing its duties or exercising its powers under, or in respect of the Fund;

            (b) any other money ordered to be paid by the Trustee or reasonable legal costs or other costs and expenses payable or incurred by the Trustee relating to such an order made under the UCCC or incurred by the Trustee in defending or taking any action in relation to any claim, threatened claim or application by any person under the UCCC in relation to any Authorised Investment;

            (c) any amount that the Trustee agrees to pay to a debtor or other person in settlement of an application for an order under the UCCC in relation to any Authorised Investment; and

            (d) any legal costs or other costs or expenses, in relation to any such action, payable by or incurred by the Trustee or which the Trustee is ordered by a court or other judicial body to pay (in each case charged at the usual commercial rates of the relevant legal service provider).

                  UNIT means, in relation to a Fund, an individual interest in the Fund as provided for in this Deed and being either an Income Unit or a Residual Capital Unit.

      UNITHOLDER in relation to a Fund means the person registered as the holder of a Unit in respect of a Fund, including any persons jointly registered.

            UNIT ISSUE DATE means the date on which Units are issued.

            UNIT REGISTER means in relation to a Fund the register maintained by the Trustee for that Fund pursuant to Schedule 10.

      1.2   INTERPRETATION

            In this Deed, the Recitals and Schedules, unless the context indicates a contrary intention:

            (a) the expression "PERSON" includes an individual, a body politic, a corporation and a statutory or other authority or association (incorporated or unincorporated);


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                                                                         Page 15
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                                                      LGR-SMHL Master Trust Deed


            (b) a reference to any party includes that party's executors, administrators, successors, substitutes and assigns, including any person taking by way of novation;

            (c) a reference herein to any legislation or to any section or provision thereof includes any statutory modification or re-enactment or any statutory provision substituted therefor and all ordinances, by-laws, regulations and other statutory instruments issued thereunder;

            (d) the expression "CORPORATION" means any body corporate wherever formed or incorporated, including without limiting the generality of the foregoing, any public authority or any instrumentality of the Crown in the right of any Australian Jurisdiction;

            (e) the expression "CERTIFIED" by a corporation or person means certified in writing by 2 Authorised Signatories of the corporation or by that person respectively and "CERTIFY" and like expressions shall be construed accordingly;

            (f) words importing the singular shall include the plural (and vice versa) and words denoting a given gender shall include all other genders;

            (g) clause, sub-clause and paragraph headings or side headings are for convenience only and shall not affect the interpretation of this Deed;

            (h) a reference to a clause or a Schedule is, respectively, a reference to a clause or Schedule of this Deed;

            (i) where any word or phrase is given a defined meaning any other part of speech or other grammatical form in respect of such work or phrase has a corresponding meaning;

            (j) where the day on or by which any sum is payable hereunder or any act, matter or thing is to be done is a day other than a Banking Day such sum shall be paid and such act, matter or thing shall be done on the next succeeding Banking Day;

            (k) all accounting terms shall be interpreted in accordance with the Approved Accounting Standards;

            (l)   a reference to a "MONTH" is to a calendar month; and

            (m) a reference to any document is to such document as amended, varied, supplemented or novated from time to time.

      1.3   BINDING ON BONDHOLDERS AND UNITHOLDERS

            This Deed shall be binding on all Bondholders and Unitholders as if each was originally a party to this Deed.

--------------------------------------------------------------------------------
2     THE SUPERANNUATION MEMBERS' HOME LOANS TRUSTS

      2.1   APPOINTMENT OF TRUSTEE

            The Trustee is hereby appointed, and agrees to act, as trustee of each Fund upon, and subject to, the terms and conditions of this Deed.


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                                                                         Page 16
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                                                      LGR-SMHL Master Trust Deed


      2.2   TRUSTEE TO ACT IN INTERESTS OF UNITHOLDERS AND BONDHOLDERS OF A FUND

            (a) The Trustee shall, in respect of each Fund, act in the interests of the Unitholders and Bondholders in relation to that Fund on, and subject to, the terms and conditions of this Deed.

            (b) In the event of any conflict of interest between Unitholders and Bondholders, the interests of Bondholders as creditors of the Trustee will prevail.

      2.3   SEPARATE AND DISTINCT FUNDS

            Each Fund shall be a separate and distinct trust fund held by the Trustee on separate and distinct terms and conditions.

      2.4   SCHEDULE 10 PROVISIONS

            The provisions set out in Schedule 10 of this Deed will apply in relation to each Fund.

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3     THE ORIGINATION FUND

      3.1 [THE TEXT OF CLAUSE 3.1 HAS NOT BEEN SHOWN, BUT HAS NOT BEEN AMENDED EXCEPT AS PROVIDED IN THE SUPPLEMENTAL DEED TO THE MASTER TRUST DEED DATED 13 APRIL 2006]

      3.2   CREATION OF THE FIRST ORIGINATION FUND

            (a) (INITIAL ASSETS OF FIRST ORIGINATION FUND): Upon the execution of this Deed, the Manager shall lodge with the Trustee the sum of $100 to constitute the initial Assets of the first Origination Fund.

            (b) (CONSTITUTION OF THE FIRST ORIGINATION FUND): Upon the execution of this Deed and the payment of the sum referred to in clause 3.2(a), the first Origination Fund shall be created.

      3.3   CREATION OF ADDITIONAL ORIGINATION FUNDS

            (a) (MANAGER MAY CREATE): The Manager may at any time create an additional Origination Fund by lodging with the Trustee:

                  (1) (NOTICE OF CREATION): a duly completed and executed Notice of Creation of an Origination Fund;

                  (2) (INITIAL ASSETS): on behalf of the Residual Capital Unitholder, the sum of $100 to constitute the initial Assets of the additional Origination Fund and in consideration of the issue of 100 Residual Capital Units to the Residual Capital Unitholder; and

                  (3) (INCOME UNIT) on behalf of the Income Unitholder, the sum of $1 in consideration of the issue of 1 Income Unit to the Income Unitholder.

            (b) (CONSTITUTION OF ADDITIONAL ORIGINATION FUNDS): Upon the satisfaction of clause 3.3(a), the additional Origination Fund referred to in the


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                                                                         Page 17

                                                      LGR-SMHL Master Trust Deed


                  corresponding Notice of Creation of an Origination Fund pursuant to clause 3.3(a)(1) shall thereupon be created.

            (c) (NO LIMIT ON ORIGINATION FUNDS): There shall be no limit on the number of Origination Funds that may be created pursuant to this Deed.

      3.4   NAME OF THE ORIGINATION FUNDS

            Each Origination Fund shall be known as:

            (a) (INITIAL NAME): the "Superannuation Members' Home Loans Origination Fund No. X" where "X" represents the consecutive order of creation of the Origination Fund; for example, in the case of the first Origination Fund the "Superannuation Members' Home Loans Origination Fund No. 1"; OR

            (b) (ALTERNATIVE NAME): such other name as the Trustee and the Manager may from time to time agree upon (subject to any approvals required by law).

      3.5   DURATION OF AN ORIGINATION FUND

            Each Origination Fund shall continue until, and shall terminate on, its respective Termination Date.

--------------------------------------------------------------------------------
4     THE SECURITISATION FUNDS

      4.1 [THE TEXT OF CLAUSE 4.1 HAS NOT BEEN SHOWN, BUT HAS NOT BEEN AMENDED EXCEPT AS PROVIDED IN THE SUPPLEMENTAL DEED TO THE MASTER TRUST DEED DATED 13 APRIL 2006 ]

      4.2   CREATION OF SECURITISATION FUNDS

            (a) (MANAGER MAY CREATE): The Manager may at any time create a Securitisation Fund by lodging with the Trustee:

                  (1) (NOTICE OF CREATION): a duly completed and executed Notice of Creation of a Securitisation Fund;

                  (2) (INITIAL ASSETS): on behalf of the Residual Capital Unitholder, the sum of $100 to constitute the initial Assets of the Securitisation Fund and in consideration of the issue of 100 Residual Capital Units to the Residual Capital Unitholder; and

                  (3) (INCOME UNIT) on behalf of the Income Unitholder, the sum of $1 in consideration of the issue of 1 Income Unit to the Income Unitholder.

            (b) (CONSTITUTION OF A SECURITISATION FUND): Upon the satisfaction of clause 4.2(a), the Securitisation Fund referred to in the corresponding Notice of Creation of a Securitisation Fund pursuant to clause 4.2(a)(1) shall thereupon be created.

            (c) (NO LIMIT ON SECURITISATION FUNDS): There shall be no limit on the number of Securitisation Funds that may be created pursuant to this Deed.


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                                                                        Page  18

                                                      LGR-SMHL Master Trust Deed


      4.3   NAME OF THE SECURITISATION FUNDS

            Each Securitisation Fund shall be known as:

            (a) (INITIAL NAME): the "Superannuation Members' Home Loans Securitisation Fund Y-X" where "Y" represents the year that the Securitisation Fund was created and "X" represents the consecutive order or creation of the Securitisation Fund in that year; for example, in the case of the first Securitisation Fund created in the year 2003, the "Superannuation Members' Home Loans Securitisation Fund 2003-1"; or

            (b) (ALTERNATIVE NAME): such other name as the Trustee and the Manager may from time to time agree upon (subject to any approvals required by law).

      4.4   DURATION OF A SECURITISATION FUND

            Each Securitisation Fund shall continue until, and shall terminate on, its respective Termination Date.

--------------------------------------------------------------------------------
5     BONDS

      5.1   ACKNOWLEDGMENT OF INDEBTEDNESS

            Subject to the terms of this Deed and each Supplementary Bond Terms, the Trustee hereby acknowledges its indebtedness as trustee of each Fund for the principal represented by the Bonds issued by it as trustee of that Fund.

      5.2   LEGAL NATURE OF BONDS

            (a) Subject to clause 5.2(b) the Bonds issued by the Trustee shall constitute debenture stock.

            (b) If the Supplementary Bond Terms in respect of any Bonds and the Transaction Documents for the relevant Fund so provide, Bonds may be in the form of bearer notes, definitive notes (with coupons and talons attached), temporary global notes or permanent global notes.

      5.3   TERMS OF BONDS

            All Bonds issued by the Trustee as trustee of a Fund shall be issued with the benefit of, and subject to, this Deed, the Supplementary Bond Terms relating to such Bonds, the Security Trust Deed (if any) and Note Trust Deed (if any) relating to that Fund. The Supplementary Bond Terms in relation to Bonds shall be binding on the Manager, the Trustee and the corresponding Bondholders and Couponholders (if any).

      5.4   INTEREST AND PRINCIPAL ENTITLEMENT OF BONDHOLDERS

            Subject to this Deed, the corresponding Supplementary Bond Terms and any Transaction Documents relating to a Fund, the Trustee as trustee of each Fund shall in respect of the Bonds issued by it in such capacity pay to the Bondholders and Couponholders (as relevant) of those Bonds:

            (a) (INTEREST): their Interest Entitlement on each Interest Payment Date; and


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                                                                         Page 19

                                                      LGR-SMHL Master Trust Deed


            (b) (PRINCIPAL): their Principal Entitlement on each Principal Amortisation Date.

      5.5   NOT USED

      5.6   BONDS NOT INVALID IF ISSUED IN BREACH

            No Bond shall be invalid or unenforceable on the ground that it was issued in breach of this Deed, any Supplementary Bond Terms Notice or any other Transaction Document.

      5.7   LOCATION OF BONDS

            The property in Bonds shall for all purposes be regarded as situated at the place where the Register is located on which such Bonds are recorded.

      5.8   NO DISCRIMINATION BETWEEN BONDHOLDERS

            There shall not be any discrimination or preference between Bonds, or the corresponding Bondholders, in relation to a Fund by reason of the time of issue of Bonds or for any other reason, subject only to the Supplementary Bond Terms relating to the Bonds and the terms of the Security Trust Deed (if any) relating to the Fund.

--------------------------------------------------------------------------------
6     LIMITS ON RIGHTS OF BONDHOLDERS AND UNITHOLDERS

      6.1   GENERAL LIMITS

            No Bondholder or Unitholder shall be entitled to:

            (a) (REQUIRE TRANSFER): require the transfer to it of any Asset comprised in any Fund;

            (b) (INTERFERE IN MANAGEMENT): interfere with or question the exercise or non-exercise by the Trustee or the Manager of the rights and powers of the Trustee or the Manager respectively in their dealings with any Fund or any Asset thereof;

            (c) (EXERCISE RIGHTS IN RESPECT OF ASSETS): exercise any rights, powers or privileges in respect of any Asset in any Fund;

            (d) (ACT IN TRUSTEE'S PLACE): attend meetings or take part in or consent to any action concerning any property or corporation which the Trustee as trustee of a Fund holds an interest;

            (e) (TERMINATE FUNDS): terminate any Fund (except as provided in clause 24);

            (f) (REMOVE): seek to remove the Manager, the Trustee, Note Trustee or Paying Agent;

            (g) (LODGE CAVEATS ETC.): lodge or enter a caveat or similar instrument in relation to the Register of claiming an estate or interest in any Land over which a Mortgage or any Related Security is held or to which any other Asset relates in respect of any Fund;


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                                                                         Page 20

                                                      LGR-SMHL Master Trust Deed


            (h) (COMMUNICATE WITH MORTGAGORS ETC.): negotiate in any way with any Mortgagor or Mortgage Manager in respect of any Mortgage, Loan or Related Security or with any person providing an Enhancement or Hedge to the Trustee;

            (i) (TAKE PROCEEDINGS): take any proceedings of any nature whatsoever in any court or otherwise or to obtain any remedy of any nature (including, without limitation, against the Trustee, the Manager, Note Trustee, Security Trustee or any former Trustee, Manager, Note Trustee or Security Trustee or in respect of any Fund or any Asset of any Fund) provided that it shall be entitled to compel the Trustee and the Manager to comply with their respective duties and obligations under this Deed and, if Bondholders are entitled to the benefit of any applicable Security Trust Deed, the Bondholders may compel the Security Trustee to comply with its duties and obligations under the Security Trust Deed; and

            (j) (RECOURSE TO PERSONAL ASSETS): any recourse whatsoever to the Trustee or the Manager in their personal capacity, except to the extent of any fraud, negligence or wilful default by the Trustee or the Manager respectively.

      6.2   LIMIT ON INTEREST OF INCOME UNITHOLDER IN ASSETS OF AN ORIGINATION
            FUND

            The Income Unitholder shall have no interest (whether beneficial, equitable or otherwise) in any Asset of any Origination Fund other than in the Net Income of the Origination Fund for each Income Distribution Period of the Origination Fund and in the amount from time to time standing to the credit of the Net Income Account of the Origination Fund.

      6.3 LIMIT ON INTEREST OF RESIDUAL CAPITAL UNITHOLDER IN ASSETS OF A SECURITISATION FUND

            The Residual Capital Unitholder (if any) shall have no interest (whether beneficial, equitable or otherwise) in any capital, Asset or income of a Securitisation Fund, other than in $100 of the capital of the Securitisation Fund.

      6.4   FURTHER LIMITS ON INTERESTS OF UNITHOLDERS

            (a) (CANNOT ASSIGN OR MORTGAGE INTEREST): The rights and interests of a Unitholder in respect of each Fund shall be personal to the Unitholder and shall not be capable of being assigned, or having any Security Interest created or existing thereover, without the prior written consent of the Manager (which it may give or withhold in its absolute discretion) provided that the Income Unitholder may hold its rights and interest in an Origination Fund subject to the terms and conditions of the Income Trust Deed and the Trustee as trustee of an Origination Fund may hold its rights and interests in a Securitisation Fund subject to the terms and conditions of this Deed.

            (b) (PROHIBITED ASSIGNMENT OR MORTGAGE VOID): Subject only to the provisos in clause 6.4(a), if a Unitholder purports to assign, or to create or permits to exist any Security Interest over, any of its rights and interests in respect of any Fund in breach of clause 6.4(a), that assignment and that Security Interest insofar as it purports to extend to its rights and interests in a Fund


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                                                                         Page 21

                                                      LGR-SMHL Master Trust Deed


                  shall be of no force and effect (each such right and interest being subject to this clause) and shall not vest in any purported assignee or holder of the Security Interest any right, title or interest in any Fund, the Assets of any Fund or the rights and interests of the Unitholder therein.

      6.5   RANKING OF INTEREST OF UNITHOLDERS

            The rights, claims and interest of any Unitholder in relation to any Fund, the Assets of any Fund and in relation to any payment or distribution out of any Fund (including without limiting the generality of the foregoing, on the winding up of a Fund) shall at all times rank after, and be subject to, the interests of Bondholders under the Bonds issued in relation to that Fund (including, without limiting the generality of the foregoing, in relation to any payment obligations on the Bonds).

      6.6   FURTHER LIMIT ON INTEREST OF BONDHOLDERS AND COUPONHOLDERS

            (a) A Bondholder or a Couponholder in relation to a Fund shall only be a creditor of the Trustee in its capacity as trustee of that Fund to the extent of the Bonds held by that Bondholder or Coupons held by that Couponholder and shall not be entitled to any beneficial or, subject to any applicable Security Trust Deed, other interest in any Fund.

            (b) The obligations of the Trustee to Bondholders and Couponholders is a contractual obligation and not a fiduciary obligation.

      6.7   NO LIABILITY OF BONDHOLDERS OR UNITHOLDERS

            No Bondholder by reason of being a Bondholder, or Unitholder by reason of being a Unitholder, shall in respect of a Fund:

            (a) (LIABILITY): have any liability to make any contribution to the Assets of the Fund or any payment to the Trustee, the Manager or any other person in relation to the Fund; and

            (b) (INDEMNITY): be under any obligation to indemnify the Trustee, the Manager or any Creditor of the Trustee as trustee of the Fund in respect of any of the liabilities (actual, contingent or otherwise and whether due to any deficiency or not) of the Trustee or the Manager in relation to, arising from or in connection with the Assets of the Fund or the Fund generally.

--------------------------------------------------------------------------------
7     PROCEDURE FOR ISSUE OF BONDS

      7.1   BOND ISSUE DIRECTION FOR AN ORIGINATION FUND

            If the Manager proposes that the Trustee will issue Bonds as trustee of an Origination Fund, it shall, at least 5 Banking Days (or such other period agreed by the Trustee) prior to the proposed Bond Issue Date or the commencement of the proposed Subscription Period, deliver to the Trustee an Origination Fund Bond Issue Direction directing amongst other things that the Trustee (subject to this Deed):

            (a) (TRANSFER BENEFIT OF EXISTING ORIGINATION FUND ASSETS): if applicable, hold as trustee of the Origination Fund the benefit of the Existing


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                                                      LGR-SMHL Master Trust Deed


                  Origination Fund Assets specified in the Origination Fund Bond Issue Direction; and

            (b) (ISSUE BONDS): issue as trustee of the Origination Fund the Bonds specified on the Origination Fund Bond Issue Direction.

      7.2   BOND ISSUE DIRECTION FOR A SECURITISATION FUND

            If the Manager proposes that the Trustee will issue Bonds as trustee of a Securitisation Fund, it shall, at least 5 Banking Days (or such other period agreed by the Trustee) prior to the proposed Bond Issue Date, deliver to the Trustee a Securitisation Fund Bond Issue Direction, directing amongst other things that the Trustee (subject to this Deed) issue as trustee of the Securitisation Fund the Bonds specified by the Manager in the Securitisation Fund Bond Issue Direction.

      7.3   REQUIREMENTS FOR A BOND ISSUE DIRECTION

            A Bond Issue Direction given by the Manager to the Trustee in respect of a Fund under this Deed shall unless the Trustee and the Manager otherwise agree:

            (a) (CONTAIN THE FOLLOWING INFORMATION): specify the following in respect of the Bonds referred to therein:

                  (1) (CLASSES): whether any of the Bonds will constitute a Class separate from any other bonds previously issued by the Trustee as trustee of the Fund or from any other bonds referred to in the Bond Issue Direction;

                  (2) (NAME): the name of the Bonds or, if the Bonds are divided into more than one Class, the name of each Class of Bonds;

                  (3) (AMOUNT): the total number of Bonds and, if the Bonds are divided into more than one Class, the principal amount of each Class;

                  (4) (PRINCIPAL AMOUNT): the total principal amount of the Bonds and if the Bonds are divided into more than one Class, the principal amount of each Class;

                  (5) (BOND ISSUE DATE OR SUBSCRIPTION PERIOD): the proposed Bond Issue Date or, in the case of a proposed issue of Bonds by the Trustee as trustee of an Origination Fund, the proposed Subscription Period;

                  (6)   (PROCEEDS TO BE HELD BY ANOTHER FUND):

                        (A) in the case of a Securitisation Fund Bond Issue Direction, the amount (if any) to be held by the Trustee as trustee of the relevant Fund from the proceeds from the issue of the Bonds pursuant to clause 7.8(f)(1); and

                        (B) if applicable, in the case of an Origination Fund Bond Issue Direction, the amount to be held by the Trustee as trustee of each Existing Origination Fund pursuant to clause 7.8(e)(2)(A);

                  (7) (SECURITY TRUST DEED, ENHANCEMENTS AND HEDGES): whether a Security Trust Deed or any Enhancements or Hedges need to be effected prior to the proposed Bond Issue Date or the


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                                                                         Page 23
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                                                      LGR-SMHL Master Trust Deed


                  commencement of the proposed Subscription Period for the purposes of clause 7.8(c) and, if so, reasonable details of these; and

                  (8) (SUCH OTHER REQUIRED INFORMATION): such other information required by the form of the Bond Issue Direction or required or which may be included in a Bond Issue Direction pursuant to this Deed;

            (b) (REFER TO PORTFOLIO OF MORTGAGES): in the case of a Securitisation Fund Bond Issue Direction only, refer to the Portfolio of Mortgages (if any) to be held by the Trustee as trustee of the corresponding Securitisation Fund pursuant to clause 7.8(f)(2);

            (c) (DULY COMPLETED): without limiting paragraphs (a) and (b), be otherwise duly completed; and

            (d) (ACCOMPANIED BY A SUPPLEMENTARY BOND TERMS NOTICE): be accompanied by a duly completed Supplementary Bond Terms Notice for the Bonds, or if the Bonds are divided into more than one Class and the Manager elects to have a separate Supplementary Bond Terms Notice for each Class or more than one Class, a duly completed Supplementary Bonds Term Notice for each such Class provided that if the Supplementary Bond Terms Notice for the Bonds, or a particular Class of the Bonds, have already been delivered to the Trustee in respect of the Fund or the Supplementary Bond Terms for the Bonds or a particular Class of the Bonds are the same as for a previous issue of Bonds or a Class of Bonds in respect of the Fund, this requirement may be satisfied if the Bond Issue Direction specifies that this is the case.

      7.4   SUPPLEMENTARY BOND TERMS NOTICE

            (a) (ONE FOR EACH CLASS): If the Manager so elects, a separate Supplementary Bond Terms Notice shall be prepared, and delivered to the Trustee, by the Manager for each Class of Bonds to be issued by the Trustee as trustee of a Fund.

            (b) (MANDATORY INFORMATION): A Supplementary Bond Terms Notice shall specify the following in respect of the Bonds to which it refers:

                  (1) (INTEREST PAYMENT DATES): each date (if any) for the payment of interest under the Bonds;

                  (2) (PRINCIPAL AMORTISATION DATES): each date for the repayment of part or all of the outstanding principal under the Bonds;

                  (3) (RATE OF INTEREST): the rate of interest (if any) on the Bonds (which may be fixed, variable or determined by a stated method);

                  (4) (REPAYMENT OF PRINCIPAL): the amount (or the method of calculating the amount) of principal to be repaid on the Bonds on each Principal Amortisation Date; and

                  (5) (CLASS RIGHTS): if the corresponding Bond Issue Direction specifies that the Bonds are to constitute a Class separate from any other Bonds previously issued by the Trustee as trustee of the relevant Fund or from any other Bonds referred to in the Bond Issue Direction, the rights or restrictions that constitute the first


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                                                      LGR-SMHL Master Trust Deed


                        mentioned Bonds as a separate Class and the relationship of those rights and restrictions to any other then or proposed Class of Bonds.

            (c) (OPTIONAL INFORMATION): A Supplementary Bond Terms Notice may specify the following in respect of the Bonds to which it refers:

                  (1) (SPECIAL RIGHTS): any preferred, deferred or special rights or restrictions applying to the Bonds, whether with regard to the payment of interest, the repayment of principal, voting, the division into classes or otherwise, which may include, without limiting the generality of the foregoing, that the Bonds are to be initially issued on a partly paid basis or shall have an additional entitlement to the principal or capital of the corresponding Fund beyond the repayment in full of their Face Value; and

                  (2) (OTHER INFORMATION): any other terms or restrictions applying to the Bonds that this Deed provides may be included in the Supplementary Bond Terms Notice or in the Supplementary Bond Terms.

            (d) (INCONSISTENCY): If a term of a Supplementary Bond Terms Notice is inconsistent with any provision of this Deed, the Supplementary Bond Terms Notice will prevail to the extent of the inconsistency with respect only to its corresponding Fund and Bonds in respect of that Fund.

            (e) (AMENDMENT OF THIS DEED): Notwithstanding clause 28, a Supplementary Bond Terms Notice may amend any provision of this Deed with respect to its corresponding Fund and the relevant Bonds and this Deed and those Bonds shall be construed accordingly.

      7.5   AMENDMENT

            (a) With the consent of the Trustee, the Manager may prior to a proposed Bond Issue Date or the commencement of a proposed Subscription Period amend by notice in writing to the Trustee a previously issued Bond Issue Direction or Supplementary Bond Terms Notice (including any Bond Issue Direction or Supplementary Bond Terms Notice previously amended pursuant to this clause).

            (b) The Manager may on or after a Bond Issue Date or the commencement of a proposed Subscription Period amend, by notice in writing to the Trustee and any Security Trustee, a previously issued Bond Issue Direction or Supplementary Bond Term Notice including any previously amended pursuant to this clause 7.5. The Manager must not issue any such notice unless it has certified to the Trustee and any Security Trustee that any such notice is not prejudicial to the rights of the Bondholders in the Fund and has given not less than 5 Banking Days' notice of the amendments to each Designated Rating Agency (if any) or such shorter period that such Designated Rating Agency may accept and that such amendment does not adversely affect the rating (if any) of the Bonds by each Designated Rating Agency.


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                                                      LGR-SMHL Master Trust Deed


      7.6   COMPLY WITH BOND ISSUE DIRECTION

            Subject to this clause 7, the Trustee shall comply with a Bond Issue Direction.

      7.7   PROVISO ON COMPLIANCE WITH BOND ISSUE DIRECTION

            (a) (TRUSTEE SHALL NOT ACCEPT DIRECTION): The Trustee shall not comply with a Bond Issue Direction unless at least 3 Banking Days (or such other period agreed by the Trustee) prior to the proposed Bond Issue Date or the commencement of the proposed Subscription Period the Manager has certified to the Trustee in writing that:

                  (1) (COMPLIES WITH THIS DEED): the Bond Issue Direction and any corresponding Supplementary Bond Terms Notice complies with this Deed; and

                  (2) (DETAILS OF MORTGAGES CORRECT): in the case of an issue of Bonds by the Trustee as trustee of a Securitisation Fund, to the best of the Manager's knowledge the details of the Portfolio of Mortgages referred to in the Securitisation Fund Bond Issue Direction conform with the details in the Register in respect of the Portfolio of Mortgages.

                  The Trustee may rely upon such certification from the Manager as evidence of the matters described therein.

            (b) (ACCEPTANCE OF DIRECTION): If the precondition referred to in clause 7.7(a) is met, the Trustee shall forthwith (and in no event later than the close of business 2 Banking Days (or such other period agreed by the Manager) prior to the proposed Bond Issue Date or the commencement of the proposed Subscription Period) advise the Manager in writing that it has accepted the Bond Issue Direction.

            (c) (REFUSAL OF DIRECTION): If the Trustee is not so satisfied that it is permitted by this clause to accept a Bond Issue Direction, it shall no later than the close of business 2 Banking Days (or such lesser period agreed by the Manager) prior to the proposed Bond Issue Date or the commencement of the proposed Subscription Period advise the Manager in writing to this effect giving the grounds in reasonable detail for it being not so satisfied.

      7.8   ISSUE OF BONDS AND TRANSFER OF BENEFIT OF MORTGAGES

            If the Trustee has:

            (a) (ACCEPTED THE BONDS ISSUE DIRECTION): accepted, or is required hereunder to accept, a Bond Issue Direction;

            (b) (SUFFICIENT APPLICATIONS FOR BONDS): subject to clauses 7.10 and 7.11, received, unless the Manager has otherwise provided sufficient details of the intending Bondholders to enable the Bonds to be issued, from intending Bondholders duly executed Applications for Bonds and in all cases the Subscription Amount for such Bonds, in each case for the amount referred to in the corresponding Bond Issue Direction; and

            (c) (RECEIVED OR GRANTED ENHANCEMENTS ETC): on or prior to the proposed Bond Issue Date or the commencement of the proposed Subscription Period:


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                                                      LGR-SMHL Master Trust Deed


                  (1) (SECURITY TRUST DEED): entered into a Security Trust Deed as trustee of the relevant Fund (unless not required for the issue of the Bonds by the Manager in the corresponding Bond Issue Direction);

                  (2) (ENHANCEMENTS AND HEDGES): obtained, or entered into arrangements to obtain with effect from the corresponding Bond Issue Date, as trustee of the relevant Fund the benefit of the Enhancements and Hedges referred to in the corresponding Bond Issue Direction;

                  (3) (CERTIFICATE FROM MORTGAGE MANAGER): in the case of a proposed issue of Bonds by the Trustee as trustee of a Securitisation Fund, received a certificate from the Mortgage Manager in relation to the Portfolio of Mortgages specified in the corresponding Securitisation Fund Bond Issue Direction pursuant to clause 5.13 of the Mortgage Origination and Management Agreement referred to in paragraph (a) of the definition of this expression in clause 1.1 (or pursuant to the equivalent provision of a Mortgage Origination and Management Agreement referred to in paragraph 1.1(b) of such definition); and

                  (4) (LISTING): if the Bonds are to be listed on a Stock Exchange, an indication from the relevant Stock Exchange that the Bonds have been approved for listing on that Stock Exchange,

                  then, subject to the other requirements of this Deed being satisfied in relation to matters which must be done on or prior to the Bond Issue Date, the Trustee shall, subject to clause 7.11, on the Bond Issue Date:

            (d) (ISSUE BONDS): issue Bonds, as trustee of the relevant Fund, to the intending Bondholders for the amount referred to in the corresponding Bond Issue Direction in accordance with the applicable Note Trust Deed (if any) and Supplementary Bond Terms Notice;

            (e) (ISSUE BY ORIGINATION FUND): if the Bonds are issued as trustee of an Origination Fund:

                  (1) hold as trustee of the Origination Fund the proceeds from the issue of the Bonds; or

                  (2)

                        (A) (HOLD EXISTING ORIGINATION FUND ASSETS): if the Origination Fund Bond Issue Direction so specifies, hold as trustee of each Existing Origination Fund, from the proceeds of, or the amounts owing from, the issue of the Bonds the amounts specified in the Origination Fund Bond Issue Direction; and

                        (B) (HOLD BENEFIT OF EXISTING ORIGINATION FUND ASSETS): automatically by virtue of this Deed and without any further act or instrument or other thing being done or brought into existence, hold the benefit of the Existing Origination Fund Assets as trustee of the Origination Fund (together with the benefit of all Loans, Related Securities, Enhancements, Hedges and other rights and entitlements relating thereto, if any);


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                                                      LGR-SMHL Master Trust Deed


            (f) (ISSUE BY SECURITISATION FUND): if the Bonds are issued as trustee of a Securitisation Fund:

                  (1) (HOLD BOND PROCEEDS): subject to clause 7.10, hold as trustee of the relevant Fund from so much of the proceeds from the issue of the Bonds the amount (if any) specified in the corresponding Securitisation Fund Bond Issue Direction; and

                  (2) (HOLD BENEFIT OF MORTGAGES FOR SECURITISATION FUND): hold automatically by virtue of this Deed and without any further act or instrument or other thing being done or brought into existence, the benefit of the Portfolio of Mortgages (if any) referred to in the corresponding Securitisation Fund Bond Issue Direction as trustee of the Securitisation Fund (together with the benefit of all Loans, Related Securities, Enhancements, Hedges and other rights and entitlements relating thereto).

      7.9   AMOUNT OF BONDS CREATED FOR A SECURITISATION FUND

            (a)   Clause 7.9(b) has effect to the extent that:

                  (1) clause 7.8(f) applies to an amount of the proceeds of issue of any Bonds and to the benefit of a Portfolio of Mortgages; and

                  (2) without limiting clause 7.9(a)(1), subject to the terms of any applicable Supplemental Bond Terms Notice and clause 7.9(c).

            (b) The Manager must not direct the Trustee as trustee of a Securitisation Fund to issue any Bonds:

                  (1) if the Bonds are issued at a discount, if the aggregate Outstanding Principal Balance of those Bonds to which clause 7.8(f)(1) applies less the discount applicable to those Bonds on their issue (after conversion to Dollars); or

                  (2) otherwise, if the aggregate Outstanding Principal Balance of those Bonds on their issue (after conversion to Dollars),

            is greater than the then aggregate Outstanding Principal Balance of the Portfolio of Mortgages to be held by the Trustee as trustee of the Securitisation Fund under clause 7.8(f)(2) following the issue of those Bonds.

      (c) If the aggregate Outstanding Principal Balance of the Portfolio of Mortgages is not an integral multiple of $100,000, clause 7.9(b) will be complied with if the amount determined under clauses 7.9(b)(1) or 7.9(b)(2) (as applicable) is rounded down to the next integral multiple of $100,000.

      7.10  ISSUE OF BONDS FOR BENEFIT OF ORIGINATION FUND

            Where a Portfolio of Mortgages is held by the Trustee as trustee of an Origination Fund or Securitisation Fund (the FIRST FUND) and pursuant to this Deed that Portfolio of Mortgages is to be held by the Trustee of a Securitisation Fund (the SECOND FUND) upon the issue of Bonds, the Manager may direct the Trustee in writing that in lieu of the proceeds for a specified amount being held by the Trustee as trustee of the First Fund, Bonds having a Face Value for that amount


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                                                                         Page 28
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                                                      LGR-SMHL Master Trust Deed


            will be issued by the Trustee as trustee of the Second Fund to a nominee or trustee to be held by such nominee or trustee on behalf or for the benefit of the Trustee as trustee of the First Fund.

      7.11  ISSUE OF BONDS DURING A SUBSCRIPTION PERIOD FOR ORIGINATION FUND

            If in an Origination Fund Bond Issue Direction, the Manager has specified that Bonds are to be issued by the Trustee as trustee of an Origination Fund during a Subscription Period then, subject to clause 7.8(a), the Trustee may issue Bonds during the Subscription Period to a Bondholder if it has received from the intending Bondholder a duly executed and completed Application for Bonds and the Subscription Amount for the Bonds (to the extent that the Subscription Amount is payable on the Bond Issue Date for those Bonds in accordance with the Origination Fund Bond Issue Direction).

      7.12  ACTION FOLLOWING BOND ISSUE

            On or as soon as practicable after a Bond Issue Date, the Trustee shall subject to the relevant Supplementary Bond Terms:

            (a) (NOTE TRUST DEED): if the Bonds are to be issued under a Note Trust Deed, issue Bonds in accordance with the applicable Note Trust Deed and Supplementary Bond Terms Notice; and

            (b) (ENTER DETAILS IN THE REGISTER): otherwise enter into the Register in accordance with clause 23:

                  (1) (SUPPLEMENTARY BOND TERMS): the Supplementary Bond Terms for the Bonds, as contained in the corresponding Supplementary Bond Terms Notice for the bonds;

                  (2) (BONDHOLDERS): the details of each Bondholder, as contained in the Bondholder's Application for Bonds; and

                  (3) (MORTGAGES): in the case of an issue of Bonds by the Trustee as trustee of a Securitisation Fund which is a Second Fund that the Mortgages comprising the Portfolio of Mortgages (if any) are no longer held by the Trustee as trustee of the First Fund and are now held by the Trustee as trustee of the Second Fund;

            (c) (ISSUE BOND REGISTRATION CONFIRMATION): issue a Bond Registration Confirmation to each Bondholder in respect of its holding of Bonds;

            (d) (ISSUE MARKED BOND TRANSFERS): if requested by a Bondholder in its Application for Bonds, issue a Marked Bond Transfer to the Bondholder; and

            (e) (NOVATION OF ENHANCEMENTS/HEDGES): if necessary, novate any applicable Enhancements or Hedges from the First Fund to the Second Fund.

      7.13  NO LIABILITY FOR INSUFFICIENT MONEYS

            If insufficient moneys are raised on a proposed Bond Issue Date to satisfy clause 7.8(b), neither the Trustee nor the Manager shall have any obligation or liability to any person (including, without limiting the generality of the foregoing, each other, any intending Bondholder or any Unitholder) to issue the Bonds or, in the case of a proposed issue in relation to a Securitisation Fund, to hold the benefit of the


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                                                                         Page 29
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                                                      LGR-SMHL Master Trust Deed


            Portfolio of Mortgages referred to in the corresponding Securitisation Fund Bond Issue Direction for the Securitisation, or otherwise.

      7.14  FURTHER ASSURANCE

            The Trustee shall following a Bond Issue Date for a Securitisation Fund execute such documentation and do all such other acts, matters or things as the Manager reasonably requires to transfer the benefit of the Portfolio of Mortgages referred to in the corresponding Securitisation Fund Bond Issue Direction (and the benefit of all corresponding Loans, Related Securities, Enhancements and Hedges) to the Securitisation Fund.

      7.15  SUBSEQUENT ADJUSTMENT

            (a) (ACCRUED INTEREST): The Manager shall direct the Trustee in writing after a Bond Issue Date for a Securitisation Fund to debit any interest proceeds received by the Trustee in respect of a Mortgage referred to in the corresponding Securitisation Fund Bond Issue Direction, (if any) with an amount that represents accrued but unpaid interest on the Mortgage up to (but not including) the Bond Issue Date and to credit that amount to the corresponding Fund that is a First Fund.

            (b) (OTHER COSTS): Subject to clause 7.15(c), the Manager may in its absolute discretion direct the Trustee in writing on or at any time after a Bond Issue Date for a Securitisation Fund which is a Second Fund to debit or credit the corresponding Origination Fund or Securitisation Fund which is a First Fund with such other amounts that the Manager believes are appropriate so that the relevant First Fund has the benefit of any receipts, and bears the cost of any outgoings, in respect of each Mortgage referred to in the corresponding Securitisation Fund Bond Issue Direction (and any corresponding Loan, Related Securities, Enhancements and Hedges) up to (but not including) the Bond Issue Date and so that the relevant Securitisation Fund which is a Second Fund has the benefit of such receipts, and bears such costs, from (and including) the Bond Issue Date.

            (c) (NO ADJUSTMENT FOR MORTGAGE INSURANCE): The cost of any Mortgage Insurance Policy in respect of a Mortgage referred to in a Securitisation Fund Bond Issue Direction shall be borne by the corresponding Origination Fund and shall not be adjusted pursuant to clause 7.15(b).

            (d) (MANAGER TO CERTIFY ADJUSTMENTS): A written direction by the Manager pursuant to this clause 7.15 shall be accompanied by a certificate from the Manager addressed to the Trustee that the relevant amount is in its opinion to be properly debited or credited to an Origination Fund or Securitisation Fund (as the case may be).

            (e) (TRUSTEE TO ACT IN ACCORDANCE WITH DIRECTION): The Trustee shall act in accordance with, and may rely upon, a written direction of the Manager in accordance with this clause 7.15.

      7.16  COMMITTED BOND SUBSCRIPTION AGREEMENT

            The Trustee is empowered to enter at any time into a Committed Bond Subscription Agreement under the terms of which it can agree in advance to issue Bonds on a Bond Issue Date (a "COMMITMENT TO ISSUE BONDS") if the matters


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                                                      LGR-SMHL Master Trust Deed


            referred to in clauses 7.8(a) and 7.8(c) and elsewhere in this Deed to be done on or prior to the Bond Issue Date have occurred prior to the date of the commitment to issue Bonds or arrangements have been entered into so that the Trustee is satisfied that such matters will occur prior to the Bond Issue Date. Once a commitment to issue Bonds has been given by the Trustee under a Committed Bond Subscription Agreement then notwithstanding any subsequent event, matter or thing, the Trustee shall on the Bond Issue Date issue Bonds pursuant to clause 7.8, complete the transfer of the benefit of the corresponding Portfolio of Mortgages pursuant to clause 7.8(f) (if applicable) and do all other matters incidental thereto, subject only to receipt of sufficient Applications for Bonds (if relevant) and payment in full of the Subscription Amount for the Bonds pursuant to clause 7.8(b)). The Trustee shall not by issuing Bonds, completing the transfer of the benefit of the corresponding Portfolio of Mortgages or doing anything incidental thereto pursuant to the foregoing provisions of this clause incur any liability, nor shall the validity of the Bonds, the transfer of the benefit of the Portfolio of Mortgages or anything incidental thereto be affected, if anything contained in this Deed to be done by other persons on or prior to such Bond Issue Date is not in fact done.

      7.17  FURTHER ISSUES SUBJECT TO RATING AGENCY APPROVAL

            Where the Trustee as trustee of a Rated Fund has issued Bonds, no further Bonds in respect of that Rated Fund shall be created thereafter unless the Trustee receives a certificate from the Manager that the Manager is satisfied that the then rating by each Designated Rating Agency in respect of the Bonds then on issue in respect of the Fund will be maintained immediately following the issue of the proposed Bonds.

      7.18  ISSUE OF UNRATED BONDS

            Nothing in this Deed shall be construed as requiring the Trustee to issue Bonds rated by any Rating Agency.

      7.19  NO LIMIT ON BONDS

            Subject to the provisions of this Deed, there shall be no limit on the amount or value of Bonds which may be issued in respect of a Fund.

      7.20  OFFERS OF BONDS IN AUSTRALIA

            Notwithstanding anything herein contained, no offer of Bonds for issue or sale in Australia may be made if the offer needs disclosure to investors under Part 6D.2 of the Corporations Act.

      7.21  ISSUES NOT IN AUSTRALIA

            Notwithstanding anything herein contained, in respect of Bonds to be issued in bearer form, no such Bonds may be offered for subscription or purchase, or issued or allotted, nor may any offer or invitation or information memorandum in respect of any Bonds be distributed (except in respect of any information memorandum for information purposes only) in any Australian Jurisdiction.


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8     TRANSFERS OF BONDS

      8.1   NO RESTRICTIONS ON TRANSFER OF BONDS

            (a) Subject to this Deed and the corresponding Supplementary Bond Terms, there shall be no restriction on the transfer of Bonds.

            (b) A Bondholder must not transfer any Bonds except in accordance with all applicable laws in any jurisdiction in which it may offer, sell or deliver Bonds and must not directly or indirectly offer, sell or deliver Bonds or distribute any prospectus, offering, circular, advertisement, information memorandum or other offering material relating to the Bonds in any country or jurisdiction except under circumstances that will result in compliance with any applicable laws and regulations.

            (c) None of the Trustee, the Manager or any Note Trustee is liable to any Bondholder in relation to a breach by that Bondholder of clause 8.1(b).

      8.2   TRANSFER

            Without limiting the generality of clause 8.1, a Bondholder shall not be entitled to transfer any of its Bonds unless the amount payable by the transferee is greater than the minimum amount (if any) provided in the Supplementary Bond Terms for the Bonds.

      8.3   FORM OF TRANSFER

            Every transfer of Bonds shall be effected by a Bond Transfer.

      8.4  EXECUTION OF BOND TRANSFER

            Every Bond Transfer shall be duly completed and executed by the transferor and transferee.

      8.5   STAMPING OF BOND TRANSFER

            Every Bond Transfer lodged with the Trustee shall be duly stamped (if applicable).

      8.6   DELIVERY OF BOND TRANSFER TO TRUSTEE

            Every Bond Transfer shall be delivered to the Trustee.

      8.7   REGISTRATION OF TRANSFEREE AS BONDHOLDER

            Subject to this clause 8 the Trustee shall upon receipt of a Bond Transfer enter the transferee in the Register as the holder of the Bonds which are the subject of the Bond Transfer.

      8.8   TRUSTEE ENTITLED TO REFUSE TO REGISTER TRANSFER

            The Trustee may refuse to register any Bond Transfer which would result in:

            (a)   (BREACH): a contravention of or failure to observe:

                  (1)   (THIS DEED): the terms of this Deed;


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                  (2)   (SUPPLEMENTARY TERMS): the Supplementary Bond Terms for
                        the Bonds;

                  (3) (SECURITY TRUST DEED): the Security Trust Deed (if any) relating thereto; or

                  (4)   (THE LAW): a law of an Australian Jurisdiction; or

            (b) (REQUIRES REGISTRATION): an obligation to procure registration of any of the foregoing with, or the approval of any of the foregoing by, any Government Agency.

      8.9   REFUSAL TO REGISTER ABSOLUTE

            The Trustee shall not be bound to give any reason for refusing to register any Bond Transfer and its decision shall be final, conclusive and binding. If the Trustee refuses to register a Bond Transfer it shall as soon as practicable thereafter (and in no event later than 7 days after the date the Bond Transfer was lodged with
            it) send to the transferor and the transferee notice of such refusal.

      8.10  NO FEE FOR REGISTRATION OF A BOND TRANSFER

            No fee shall be charged for the registration of any Bond Transfer.

      8.11  TAKING EFFECT OF BOND TRANSFERS

            (a) (NOT UNTIL REGISTRATION): A Bond Transfer shall not take effect until registered by the Trustee and until the transferee is entered in the Register as the holder of the Bonds which are the subject of the Bond Transfer, the transferor shall remain the holder and proprietor of such Bonds.

            (b) (TRANSFER RECEIVED WHEN REGISTER CLOSED): When a Bond Transfer is received by the Trustee during any period when the Register is closed for any purpose, the Trustee shall not register the Bond Transfer until after the Register is re-opened.

            (c) (PAYMENT OF ENTITLEMENTS WHEN REGISTER IS CLOSED): If the Register is closed for the purpose of determining any entitlements to Bondholders, any such entitlement shall be paid to the purported transferor and not the purported transferee of the Bonds.

      8.12  RIGHTS AND OBLIGATIONS OF TRANSFEREE

            Subject to this Deed, a transferee of Bonds upon being noted in the Register as the holder of the Bonds shall have the following rights and obligations:

            (a) (THOSE OF THE TRANSFEROR): all the rights and the obligations which the transferor previously had; and

            (b) (THOSE UNDER THIS DEED): all the rights and obligations of a Bondholder as provided by this Deed as if the transferee was originally a party thereto.

      8.13  PAYMENTS TO TRANSFEREE

            Subject to this Deed, upon the entry of a transferee of Bonds in the Register the transferee shall become entitled to receive any payments then due or which may become due to the holder of the relevant Bonds (including, without limiting the


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            foregoing, whether or not the entitlement to payment wholly or partly arose or accrued prior to the transfer) and the Trustee shall be discharged for any such payment made to the transferee.

      8.14  TRANSMISSION OF ENTITLEMENTS

            (a) (ELECTION): Any person becoming entitled to Bonds as a result of the death, mental incapacity or bankruptcy of a Bondholder may, upon producing such evidence as the Trustee requires of their entitlement, elect to be either registered as the Bondholder or to transfer the Bonds in the manner specified in this clause 8.

            (b) (METHOD OF ELECTION): If such an entitled person elects to be registered as the Bondholder, the person shall deliver to the Trustee a notice in writing to this effect signed by the person. If the person elects to have another person registered he shall execute a Bond Transfer in relation to the Bonds in favour of that person. All the provisions of this Deed relating to the transfer of Bonds and the registration of Bond Transfers shall be applicable to any such notice or Bond Transfer as if the death, mental incapacity or bankruptcy of the Bondholder had not occurred and the notice or Bond Transfer was a Bond Transfer executed by the Bondholder.

            (c) (DISCHARGE): A person entitled to Bonds under this clause shall be entitled to receive and may give a good discharge for all moneys payable in respect of such Bonds but, except as otherwise provided by this Deed, shall not be entitled to any of the rights or privileges of a Bondholder unless and until the person is entered in the Register as the holder of such Bonds.

      8.15  MARKED BOND TRANSFER

            (a) (ENTITLEMENT TO MARKING): A Bondholder may from time to time request the Trustee to provide the Bondholder with a Marked Bond Transfer.

            (b) (MARKING): The Bondholder shall deliver a Bond Transfer to the Trustee and the Trustee shall mark the Bond Transfer in such manner as agreed from time to time by the Trustee and the Manager and issue the same to the Bondholder.

            (c) (TRUSTEE WILL NOT REGISTER TRANSFER): Until the expiry of 90 days (or such substitute period as the Trustee and Manager agree from time to time and as advised to Bondholders of the relevant Fund) from the date on which the Bond Transfer was marked, the Trustee shall not register any transfer of Bonds relating to the Marked Bond Transfer otherwise than on that Marked Bond Transfer.

            (d) (NO EXTENSIONS BY CLOSING OF REGISTER): The period referred to in sub-paragraph (c) shall not be extended by the closing of the Register for any purpose.

            (e) (DELIVERY): A Marked Bond Transfer shall be issued to a Bondholder by personal delivery at the time the Bondholder attends the offices of the Trustee (or such other place nominated by the Trustee) for the marking of the Bond Transfer by the Trustee.


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      8.16  RELIANCE ON DOCUMENTS

            The Trustee shall be entitled to accept and assume the authenticity and genuineness of any Bond Transfer or other document appearing to it to be duly executed. The Trustee shall not be bound to enquire into the authenticity or genuineness of any Bond Transfer or other document, nor shall it incur any liability for registering any Bond Transfer which is subsequently discovered to be a forgery or otherwise defective, unless the Trustee had actual notice of the forgery or defect at the time of registration of such Bond Transfer.

      8.17  SPECIMEN SIGNATURES

            The Trustee may (but need not) require each Bondholder to submit specimen signatures (and in the case of a corporation may require those signatures to be authenticated by the secretary or director of such Bondholder) of persons authorised to execute Bond Transfers on behalf of such Bondholder and shall be entitled to assume (until notified to the contrary) that such authority has not been revoked.

--------------------------------------------------------------------------------
9     BOND REGISTRATION CONFIRMATION

      9.1   ISSUE OF BOND REGISTRATION CONFIRMATION

            When a person has been entered in the Register as the holder of Bonds, as soon as practicable (and in any event no later than 5 Banking Days or such shorter period agreed by the Trustee with the person or the Manager) thereafter, the Trustee shall issue a Bond Registration Confirmation to that person in respect of those Bonds. If the person has been entered into the Register pursuant to a Bond Transfer and the transferor continues to retain a holding of Bonds, the Trustee shall within the same period as aforesaid issue to the transferor a Bond Registration Confirmation in respect of that retained holding of Bonds.

      9.2   BOND REGISTRATION CONFIRMATION NOT CERTIFICATE OF TITLE A Bond

            Registration Confirmation shall not be a certificate of title as to Bonds and the Register shall be the only conclusive evidence of the ownership of Bonds and the entitlements thereunder.

      9.3   EXECUTION OF BOND REGISTRATION CONFIRMATION

            Each Bond Registration Confirmation shall be signed on behalf of the Trustee manually, or in facsimile by mechanical or electronic means, by any two duly Authorised Signatories of the Trustee. If any Authorised Signatory of the Trustee whose signature appears on a Bond Registration Confirmation dies or otherwise ceases to be an Authorised Signatory before the Bond Registration Confirmation has been issued, the Trustee may nevertheless issue the Bond Registration Confirmation.

      9.4   MORE THAN ONE BOND REGISTRATION CONFIRMATION

            If a Bondholder wishes more than one Bond Registration Confirmation it shall return its Bond Registration Confirmation to the Trustee and at the same time


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            request in writing the issue of a specified number of separate Bond
            Registration Confirmations. The Trustee shall then cancel the original Bond Registration Confirmation and issue in lieu thereof separate Bond Registration Confirmations. A fee prescribed by the Trustee (not exceeding $10.00) shall be paid by the Bondholder to the Trustee.

      9.5   WORN OUT, DEFACED OR LOST BOND REGISTRATION CONFIRMATION

            If any Bond Registration Confirmation is worn out or defaced then upon production to the Trustee it may cancel the same and may issue a new Bond Registration Confirmation in lieu thereof. If any Bond Registration Confirmation is lost or destroyed then upon proof thereof to the satisfaction of the Trustee, and on such indemnity as the Trustee may consider adequate having been given, a new bond Registration Confirmation in lieu thereof shall be given to the person entitled to such lost or destroyed Bond Registration Confirmation. An entry as to the issue of the new Bond Registration Confirmation and of the indemnity (if any) shall be made in the Register. A fee prescribed by the Trustee (not exceeding $10.00) shall be paid by the person requesting that new Bond Registration Confirmation to the Trustee.

      9.6   JOINT HOLDINGS

            If a single parcel of Bonds is held by more than one person, only the person whose name stands first in the Register in relation to that parcel of Bonds shall be entitled to:

            (a) be issued the relevant Bond Registration Confirmation and, if applicable, a Marked Bond Transfer; and

            (b)   be paid any moneys due in respect of such Bonds.

      9.7   DELIVERY OF BOND REGISTRATION CONFIRMATION

            A Bond Registration Confirmation may be sent to the relevant Bondholder by mail or by personal delivery to the Bondholder's address appearing in the Register and the Bond Registration Confirmation so sent shall be at the risk of the Bondholder entitled thereto.

--------------------------------------------------------------------------------
10    INVESTMENT OF THE FUNDS: GENERALLY

      10.1  AUTHORISED INVESTMENTS ONLY

            Subject to this Deed and the relevant Transaction Documents, each Fund shall comprise only:

            (a) (GENERALLY): assets and property which are Authorised Investments as at the date of their acquisition; and

            (b) (ORIGINATION FUNDS): in the case only of an Origination Fund, an interest as a Unitholder in any Securitisation Fund pursuant to clause 4.1 and the benefit of any Bonds issued by the Trustee as trustee of a Securitisation Fund and held for the Trustee as trustee of the Origination Fund pursuant to clause 7.10.


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      10.2  PRIMARY INVESTMENT POLICY

            The primary investment policy of each Fund shall be to grant Loans upon the security of Mortgages and Related Securities.

      10.3  MANAGER SELECTS INVESTMENTS

            Subject to the terms of this Deed, the Manager alone shall have full discretion to determine, and it shall be the duty of the Manager to recommend or to propose in writing to the Trustee, the manner in which any moneys forming part of a Fund shall be invested and what purchases, sales, transfers, exchanges, collections, realisations or alterations of Assets shall be effected and when and how the same should be effected and to give to the Trustee all directions which the Trustee may desire in relation to those matters and subject as aforesaid and to the terms of this Deed it shall be the role of the Trustee to give effect to all such recommendations or proposals as aforesaid by the Manager as are communicated in writing by the Manager to the Trustee in accordance with this clause.

      10.4  INVESTMENT PROPOSALS

            (a) (MANAGER'S INVESTMENT PROPOSALS): Subject to a Mortgage Origination and Management Agreement, the Manager shall from time to time give to the Trustee a written proposal for the acquisition of the Assets of a Fund and for the sale, transfer or other realisation of or dealing with the Assets of a Fund.

            (b) (SUFFICIENT DETAILS): The Manager's proposal shall contain details thereof together with all such information and evidence as is necessary to show that the implementation of the proposal is permitted under this Deed.

            (c) (DISCRETION): The Manager shall have the fullest discretion to recommend in the proposal the time and mode of and the broker, contractor or agent (if any) to be engaged for the implementation of the proposal including the right to recommend a postponement for so long as the Manager in its discretion shall think fit.

            (d) (TRUSTEE MUST IMPLEMENT INVESTMENT PROPOSALS): Upon receipt of any written proposal by the Manager under this clause 10, or upon receipt of a proposal complying with a Mortgage Origination and Management Agreement, the Trustee shall implement such proposal and the Trustee shall not be required, nor be under a duty, to inquire or to make any assessment or judgment in relation to that proposal or whether the proposed investment is an Authorised Investment or is otherwise permitted under this Deed.

      10.5  LIMITATION ON ACQUISITION OF AUTHORISED INVESTMENTS FOR RATED FUNDS

            The Manager shall only give to the Trustee as a trustee of a Rated Fund a proposal to acquire investments falling within paragraphs 1.1(c)-(i) (inclusive) of the definition of "Authorised Investments" where the investment, or the issuer in respect thereof, has a rating that complies at the time of the proposed acquisition with the minimum rating requirements (if any) specified in any Supplementary Bond Terms in relation to that Rated Fund.


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      10.6  DISPOSAL OR REALISATION OF AUTHORISED INVESTMENTS

            (a) (AUTHORISED INVESTMENTS TO BE HELD TO MATURITY IN RATED FUNDS): Subject to this Deed, any applicable Security Trust Deed, Hedge or Enhancement, Authorised Investments in respect of a Rated Fund shall be held until their maturity (and the Trustee shall accordingly not have power to dispose of or realise any Authorised Investment in a Rated Fund) provided that nothing in this Deed shall affect the rights, powers, duties and obligations of the Trustee in relation to enforcing any Mortgage, Loan or Related Security or otherwise in relation to any other Authorised Investment, Hedge or Enhancement.

            (b) (CIRCUMSTANCES FOR DISPOSAL IN RATED FUNDS): Subject to this clause 10.6(b) and to clause 10.6(c), the Trustee shall have power to dispose of or realise any Authorised Investment in a Rated Fund if the Manager confirms to the Trustee in writing that the disposal or realisation of the Authorised Investment will not lead to a loss or where to continue to hold such Authorised Investment would:

                  (1)   (BREACH): result in a breach of this Deed;

                  (2) (AFFECT AUTHORISED TRUSTEE INVESTMENT STATUS): affect the status of Bonds as an Authorised Trustee Investment (if applicable);

                  (3) (ADVERSELY AFFECT RATING): adversely affect the then rating (if any) of the Bonds issued in relation to the Rated Fund; or

                  (4) (PREJUDICIAL TO BONDHOLDERS): in the opinion of the Manager, be prejudicial to the interests of Bondholders in the Rated Fund.

                  The Trustee may only exercise its power of disposal or realisation pursuant to paragraphs (2)-(4) (inclusive) on the written direction of the Manager, which shall be accompanied by a certificate from the Manager that it is satisfied, after inquiry, that the then rating (if any) assigned by each Designated Rating Agency to any Bonds in respect of the Rated Fund will not be downgraded or withdrawn as a result of the disposal or realisation.

            (c) (NO RESTRICTION ON DISPOSAL IN UNRATED FUNDS): Subject to clauses 10.1 and 10.2 there shall be no restriction on the disposal or realisation of or temporary investment or reinvestment in Authorised Investments in a Fund which is not a Rated Fund.

            (d) (PROCEEDS ON REALISATION): On the settlement of the discharge, realisation or disposal of an Asset, the Trustee may accept the proceeds thereof in the form of a Bank cheque payable to the Trustee.

      10.7 TEMPORARY INVESTMENT OF CASH AND LIMITATION ON MATURITY OF AUTHORISED INVESTMENTS

            The Trustee shall in respect of a Fund be entitled to cause cash on hand which represents the income or capital of the Fund and which is not required for:

            (a)   (EXPENSES): the immediate payment of the Expenses of the Fund;

            (b) (TRUSTEE'S FEE): the immediate payment of the Trustee's Fee in relation to the Fund; or


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            (c)   (BONDHOLDERS OR UNITHOLDERS): the immediate payment to the
                  Bondholders or a Unitholder of the Fund,

            to be invested in Authorised Investments provided that such Authorised Investments to the extent these represent moneys required for payment to the Bondholders or a Unitholder of the Fund shall mature on a date on or before the due date for such payment.

      10.8  HEDGES AND ENHANCEMENTS

            (a) (ENTER INTO HEDGES AND ENHANCEMENTS): The Trustee shall in relation to any Fund, on the prior written direction of the Manager, enter into or acquire and perform, Hedges and Enhancements on such terms and conditions as required by the Manager (subject to this Deed).

            (b) (RATING OF PARTIES TO HEDGES AND ENHANCEMENT): If Bonds have been, or are proposed to be, issued by the Trustee as trustee of a Rated Fund, the Manager shall direct the Trustee in writing that each Hedge or Enhancement for the benefit of the Rated Fund must be taken out or executed with a person having at that time a Designated Rating (if required by the corresponding Designated Rating Agency).

            (c) (HEDGES & ENHANCEMENTS FOR RATED FUND): If Bonds have been, or are proposed to be, issued by the Trustee as trustee of a Rated Fund, any Hedge or Enhancement for the benefit of the Rated Fund shall be entered into by the Trustee prior to or on the Bond Issue Date in relation to those Bonds provided that:

                  (1) the Trustee may, on the prior written direction of the Manager, enter into a new Hedge or Enhancement as trustee of a Rated Fund after a Bond Issue Date, if and only if, the Trustee receives a certificate from the Manager that the Manager is satisfied that the then rating of those Bonds by a Designated Rating Agency will not be downgraded or withdrawn as a result of the entering into of such Hedge or Enhancement; and

                  (2) the Trustee may, on the prior written direction of the Manager, substitute a new Hedge or a new Enhancement for any existing Hedge or Enhancement entered into in accordance with this clause (c) where it has previously issued Bonds as trustee of a Rated Fund, if and only if, the Trustee receives a certificate from the Manager that the Manager considers the same to be in the interests of that Rated Fund and the then rating of those Bonds by the Designated Rating Agency will not be downgraded or withdrawn as a result of such substitution.

            (d) (DOWNGRADING OF PARTIES): If a person providing an Hedge or Enhancement to the Trustee as trustee of a Rated Fund ceases to have a Designated Rating (if the corresponding Designated Rating Agency requires it to have a Designated Rating) and the Designated Rating Agency has downgraded or withdrawn, or has indicated that it proposes to downgrade or withdraw, its rating of the Bonds, the Trustee shall, if required by the Manager, enter into any substitute or additional Hedge or Enhancement identified by the Manager, and on such terms required by the


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                                                      LGR-SMHL Master Trust Deed


                  Manager (subject to this Deed), to maintain the rating of the Bonds as it stood prior to such downgrading or proposed of the rating of the Bonds.

            (e) (NO OBLIGATION TO HAVE HEDGES AND ENHANCEMENTS): Nothing in this clause or elsewhere contained in this Deed shall be construed as requiring that any given Fund has the benefit of an Hedge or Enhancement.

      10.9  SUBSTITUTION OF MORTGAGES IN A FUND

            (a) (POWER TO SUBSTITUTE MORTGAGES): The Trustee shall be entitled to substitute a Mortgage held by it as trustee of a Fund where the Mortgage is in default or an event of default (howsoever described thereunder) has occurred and is continuing or to substitute a mortgage held by it as trustee of a Fund where it transpires that the mortgage was not a Mortgage for the purposes of this Deed at the time of its acquisition by the Trustee as trustee of the Fund (such Mortgage and mortgage are hereinafter referred to as the "OUTGOING MORTGAGE") with another Mortgage or Mortgages owned by a Mortgage Manager (such Mortgage or Mortgages are hereinafter referred to as the "SUBSTITUTE MORTGAGE") by transferring the Outgoing Mortgage to, and acquiring the Substitute Mortgage from, the Mortgage Manager if:

                  (1) (MORTGAGE TRANSFER PROPOSAL): the Trustee receives from the Manager a completed Mortgage Transfer Proposal in relation to the Outgoing Mortgage and the Substitute Mortgage no later than two Banking Days prior to the date referred to in the Mortgage Transfer Proposal for the substitution of the Outgoing Mortgage with the Substitute Mortgage (the "TRANSFER DATE");

                  (2) (MORTGAGES HAVE SAME MINIMUM CHARACTERISTICS): the Trustee is satisfied, or has previously been satisfied under a Mortgage Origination and Management Agreement, that the Substitute Mortgage is a Mortgage for the purposes of this Deed as at the Transfer Date and that the rate of interest and the then Outstanding Principal Balance of the Substitute Mortgage is, or will be, the same, or not less than, as for the Outgoing Mortgage as at the Transfer Date; and

                  (3) (ENHANCEMENTS AND HEDGES): prior to or on Transfer Date the Trustee obtains, or enters into arrangements to obtain with effect from the Transfer Date, as trustee of the Fund the benefit of the Enhancements and Hedges (if any) referred to in the Mortgage Transfer Proposal.

            (b)   (SUBSTITUTION OF MORTGAGES): If the requirements of sub-clause
                  (a) are satisfied then the Outgoing Mortgage shall be transferred to, and the Substitute Mortgage shall be acquired from, the Mortgage Manager on the Transfer Date in accordance with the corresponding Mortgage Origination and Management Agreement.

            (c) (ACTION AFTER TRANSACTION DATE): As soon as practicable after a Transfer Date the Trustee shall record in the Register that the Outgoing Mortgage has been transferred to the Mortgage Manager and that the Substitute Mortgage is held by the Trustee as trustee of the Fund. The provisions of clauses 7.14 and 7.15 shall be incorporated into this clause, mutatis mutandis, in relation to the Outgoing Mortgage and the Substitute


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                  Mortgage (to the extent permitted by the corresponding
                  Mortgage Origination and Management Agreement).

      10.10 AUTHORISED TRUSTEE INVESTMENTS

            The Manager shall not direct the Trustee to invest any moneys of a Fund in any Authorised Investment which prejudices the qualification of Bonds in that Fund as an Authorised Trustee Investment in a given Australian Jurisdiction if the Manager has indicated in writing to the Trustee that the Bonds are, or are proposed to be, an Authorised Trustee Investment of that Australian Jurisdiction or any information memorandum or prospectus in relation to such Bonds indicates that the Bonds are, or are proposed to be, an Authorised Trustee Investment of that Australian Jurisdiction.

      10.11 LIMITATION OF TRUSTEE'S PERSONAL LIABILITY

            Notwithstanding any other provision of this Deed, the Trustee is not obliged to execute any instrument, enter into any agreement or incur any obligation in connection with a Fund (including, without limitation, in connection with Enhancements, Hedges, Committed Bond Subscription Agreements, Assets or any other Transaction Document) unless its personal liability in connection with the instrument, agreement or obligation is limited in a manner consistent with clause 26.16.

      10.12 MONEYS PAYABLE TO TRUSTEE

            Subject to this Deed, the Manager and the Trustee shall ensure that any agreements entered into in relation to the Funds contain a provision to the effect that any moneys belonging to the Funds thereunder shall be paid to the Trustee or to an account, or Authorised Investment, in the name of the Trustee.

      10.13 SEGREGATION OF ASSETS OF A FUND

            Subject to this Deed the Trustee shall ensure that no money or other Assets of a Fund are co-mingled with the money or other Assets of another Fund.

      10.14 ASSETS OF FUNDS

            The Assets of a Fund shall not be available to meet any liability of, or principal amounts outstanding to Bondholders and providers of Enhancements or Hedges or other Creditors in relation to any Fund other than the Fund of which those Assets form a part.

      10.15 LIABILITIES OF A FUND

            Any liabilities to the extent that they relate to a Fund and principal amounts outstanding to Bondholders and providers of Enhancements or Hedges or other Creditors to the extent that they relate to a Fund, shall not be aggregated with any liabilities, and principal amounts outstanding to Bondholders and providers of Enhancements or Hedges or other Creditors, to the extent that they relate to any other Fund or off-set against the Assets of any Fund other than the Fund of which those liabilities and principal amounts form a part or to which they relate.


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                                                      LGR-SMHL Master Trust Deed


      10.16 MIXTURE OF ASSETS

            Subject to clause 19.11 the Trustee shall account for the Assets included in each Fund separately from the Assets included in all other Funds and shall keep the liabilities of, and principal amounts outstanding to Bondholders and providers of Enhancements or Hedges or other Creditors in relation to each Fund separate and apart from the liabilities of, and principal amounts outstanding to Bondholders and providers of Enhancements or Hedges or other Creditors in relation to all other Funds but may where necessary in consultation with the Manager make a fair apportionment between Funds of any Asset coming into the hands of the Trustee which belongs to one or more Fund or of any liability which relates to one or more Fund.

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11    ORIGINATION AND MANAGEMENT OF MORTGAGES

      11.1  POWER TO ENTER INTO MORTGAGE ORIGINATION AND MANAGEMENT AGREEMENTS

            The Trustee and the Manager may together enter into one or more Mortgage Origination and Management Agreements on such terms and conditions as the Manager thinks fit and that are acceptable to the Trustee (acting reasonably).

      11.2  APPOINTMENT OF A MORTGAGE MANAGER

            A Mortgage Manager in performing its duties and obligations and exercising its discretion under a Mortgage Origination and Management Agreement shall not be acting as a delegate or agent of either the Trustee or the Manager unless expressly provided otherwise in relation to the duty, obligation or discretion by the terms of the Mortgage Origination and Management Agreement.

      11.3  MORTGAGES TO BE ORIGINATED ETC.

            All Mortgages shall be entered into, managed and enforced in accordance with the provisions of the Mortgage Origination and Management Agreement, and any Hedges and Enhancements, relating to the same.

      11.4  ENFORCEMENT OF RIGHTS

            Each of the Trustee and the Manager shall exercise any rights arising against a Mortgage Manager that it has as a result of a material breach by the Mortgage Manager of its obligations under a Mortgage Origination and Management Agreement (and of which the Trustee or the Manager respectively is actually aware) in a manner, and to the extent, that is consistent with their obligations and duties hereunder and that is in the interests of the Funds and the Bondholders in relation to the Funds.

      11.5  MANAGER WILL ACT AS MORTGAGE MANAGER

            If the appointment of a Mortgage Manager is terminated under a Mortgage Origination and Management Agreement, the Manager shall perform the role of mortgage manager in relation to the corresponding Mortgages pending the appointment of a replacement Mortgage Manager.


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12    THE MANAGER

      12.1  APPOINTMENT OF MANAGER

            The Manager is hereby appointed, and agrees to act, as the manager of the Funds upon and subject to the terms of this Deed.

      12.2  COMPLETE POWERS OF MANAGEMENT

            The Manager shall carry out and perform the duties and obligations on its part contained in this Deed and, subject to the provisions of a Mortgage Origination and Management Agreement, shall have full and complete powers of management of the Fund, including without limiting the generality of the foregoing:

            (a) (ASSETS AND LIABILITIES): the administration and servicing of the Assets, borrowings and other liabilities of the Funds; and

            (b) (DAY TO DAY OPERATION): the conduct of the day to day operation of the Funds.

      12.3  MANAGER TO ACT IN INTERESTS OF UNITHOLDERS AND BONDHOLDERS

            The Manager shall, in respect of each Fund, act in the interests of the Unitholders and the Bondholders in relation to that Fund on, and subject to, the terms and conditions of this Deed.

      12.4  MANAGER TO ASSIST TRUSTEE

            The Manager shall take such action as is consistent with its powers under this Deed to assist the Trustee to perform its obligations under this Deed.

      12.5  MANAGER'S POWER TO DELEGATE

            Without in any way affecting the generality of the foregoing the Manager may in carrying out and performing its duties and obligations contained herein:

            (a) (DELEGATE TO EMPLOYEES): delegate to any of its officers and employees all acts, matters and things (whether or not requiring or involving the Manager's judgment or discretion);

            (b) (APPOINT ATTORNEYS): by power of attorney appoint any person to be its attorney or agent for such purposes and with such powers authorities and discretions (not exceeding those vested in the Manager) as the Manager thinks fit with power, if the Manager thinks fit, for the attorney or agent to sub-delegate any such powers, authorities or discretions and also to authorise the issue in the name of the Manager of documents bearing facsimile signatures of the Manager or of the attorney or agent either with or without proper manuscript signatures of their officers thereon and the Manager in any such power of attorney, and the attorney or agent by the terms of any such sub-delegation, may insert such provisions for the protection and convenience of those dealing with any such attorney or agent or sub-delegate as they may think fit; and

            (c) (APPOINT AGENTS AND SUB-AGENTS): appoint by writing or otherwise any person to be agent or sub-agent of the Manager as the Manager may think


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                                                      LGR-SMHL Master Trust Deed


                  necessary or proper for such purposes and with such power authorities and discretions (not exceeding those vested in the Manager) as the Manager thinks fit and to supersede or suspend any such agent or sub-agent for such cause or reason as the Manager may in its sole discretion think sufficient with or without assigning any cause or reason and either absolutely or for such time as it may think proper, provided that notwithstanding any delegation or appointment pursuant to the foregoing paragraphs of this clause the Manager shall remain liable for the acts or omissions of any officer, employee, attorney, agent, sub-delegate or sub-agent to whom any delegation has been made or who has been appointed under the foregoing paragraphs of this clause and shall be solely responsible for the fees and expenses of such officer, employee, attorney, agent, sub-delegate or sub-agent.

      12.6  MANAGER'S POWER TO APPOINT ADVISERS

            The Manager may appoint and engage any valuers, solicitors, barristers, accountants, surveyors, property managers, real estate agents, contractors, qualified advisers and such other persons as may be necessary, usual or desirable for the purpose of enabling the Manager to properly exercise its powers and perform its obligations hereunder (except to the extent that such powers and obligations are being performed properly by a Mortgage Manager) and all proper fees, charges and moneys payable to any such persons and all disbursements, expenses, duties and outgoings properly chargeable in respect thereto shall constitute Expenses of the Fund to which they relate.

      12.7  MANAGER'S BOOKS AVAILABLE TO TRUSTEE

            To the same extent as if the Trustee were a director of the Manager, the Manager will:

            (a) (PRODUCE BOOKS): make available to the Trustee for inspection all of the books of the Funds maintained by the Manager; and

            (b) (PROVIDE INFORMATION): give to the Trustee such written or oral information as the Trustee reasonably requires with respect to all matters relating to the Funds.

      12.8  MANAGER WILL ACCOUNT TO TRUSTEE FOR MONEYS RECEIVED

            The Manager will forthwith pay to the Trustee, within one Banking Day of receipt, all moneys coming into its hands belonging to the Funds or payable to the Funds.

      12.9  MANAGER TO KEEP TRUST FUND SEPARATE

            The Manager shall keep any Assets which it may come to hold from time to time separate from any other property belonging to or entrusted to or held by the Manager.

      12.10 MANAGER TO PREPARE NOTICES ETC.

            (a) The Manager shall prepare or cause to be prepared all notices and statements which the Trustee is required to serve under any of the


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                                                                         Page 44
                  provisions of this Deed and shall produce such notices and statements (as the case may be) to the Trustee.

            (b) The Manager may prepare and arrange for publication (whether in printed form or by electronic medium) of summary pool performance data or other information for a Fund.

      12.11 PRIOR APPROVAL OF CIRCULARS

            The Manager shall submit to the Trustee all circulars, offer letters, notices, reports and the like from the Manager to Bondholders, or prospective Bondholders, for the Trustee's consent prior to the issue of the same (unless otherwise waived by the Trustee).

      12.12 TAXES

            The Manager will direct the Trustee to make all payments (as and when they fall due) out of a Fund to any duly empowered Government Agency for Taxes levied upon the Fund or upon the Trustee in its capacity as trustee of the Fund.

      12.13 ACQUISITION OR DISPOSAL OF ASSETS AND ENFORCEMENT OF MORTGAGE ORIGINATION AND MANAGEMENT AGREEMENTS

            Subject to this Deed and any Mortgage Origination and Management Agreement, the Manager shall ensure that all steps which it thinks are desirable are taken in connection with the investigation or negotiation for the acquisition or disposal of Assets and in relation to the enforcement of each Mortgage Origination and Management Agreement.

      12.14 MONITOR ENHANCEMENTS AND HEDGES

            The Manager shall monitor all Enhancements and Hedges in respect of a Fund and shall properly perform the functions which are necessary for it to perform under those Enhancements and Hedges.

      12.15 MANAGER CANNOT BIND TRUSTEE UNLESS AUTHORISED

            The Manager acknowledges that in exercising its powers, authorities and discretions vested in it and carrying out and performing its duties and obligations in relation to any Fund or any Asset, whether pursuant to this Deed or any other deed, agreement or other arrangement, neither it nor its delegate has any power to bind the Trustee, otherwise than as expressly provided in this Deed or such other deed, agreement or other arrangement.

      12.16 MANAGER MUST PERFORM OBLIGATIONS UNDER OTHER TRANSACTION DOCUMENTS

            The Manager shall properly perform the functions which are necessary for it to perform under the other Transaction Documents to which it is a party.

      12.17 ADDITIONAL COVENANTS BY MANAGER

            The Manager shall:


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                                                      LGR-SMHL Master Trust Deed


            (a) (ACT HONESTLY): act honestly and in good faith in the performance of its duties and in the exercise of its discretions hereunder;

            (b) (PRUDENTLY): exercise such diligence and prudence as a prudent man of business would exercise in performing its express functions and in exercising its discretions hereunder, having regard to the interests of the Unitholders and the Bondholders;

            (c) (CONDUCT ITS BUSINESS PROPERLY): use its best endeavours to carry on and conduct its business in so far as it relates to this Deed in a proper and efficient manner; and

            (d) (DO ALL THINGS NECESSARY TO PERFORM OBLIGATIONS): do everything and take all such actions which are necessary (including, without limitation, obtaining all such authorisations and approvals as are appropriate) to ensure that it is able to exercise all its powers and remedies and perform all its obligations under this Deed, the Transaction Documents and all other deeds, agreements and other arrangements entered into by the Manager pursuant to this Deed;

            (e) (RATINGS): not take any action or omit to take any action knowing it could have an adverse effect on the ratings (if any) of the Bonds; and

            (f) (STOCK EXCHANGE): in respect of each Securitisation Fund only, in respect of listed Bonds not cause the Trustee to breach the rules and regulations of the relevant Stock Exchange.

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13    MANAGER'S FEE

            (a) In consideration of the Manager performing its function and duties hereunder, it shall be entitled for its own use and benefit to be paid from each Fund the fee, as is, or the method of calculation of which is, specified, and on such dates as are specified, in Schedule 9 (MANAGER'S FEE).

            (b) The Manager may allocate the Manager's Fee between such of its functions under this deed as it may from time to time determine.

            (c) Subject to clause 13(d), the Manager, from time to time, may give notice to the Trustee that in respect of any Fund:

                  (1) a proportion of the Manager's Fee ("FIXED FEE") will continue to be payable notwithstanding that the Manager is in breach of any of its obligations under this deed or has ceased to be the Manager of the Fund; and

                  (2) the period that such Fixed Fee will continue to be payable.

            (d) The balance of the Manager's Fee payable to the Manager after deducting the amounts described in clause 13(c), must at all times be equal to, or greater than, 0.30% per annum of the Mortgage Component (as defined in Schedule 9) of the Funds.

            (e) The Trustee must make all payments due in respect of the Fixed Fee without:

                  (1)   any set-off, counterclaim or condition; and


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                                                      LGR-SMHL Master Trust Deed


                  (2) any deduction or withholding for any Tax or any other reason, unless the Trustee is required to make a deduction or withholding by applicable law.

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14    RETIREMENT OF MANAGER

      14.1  RETIREMENT FOR CAUSE

            The Manager shall retire from the management of the Funds if and when directed to do so by the Trustee in writing, which such direction shall only be given if:

            (a) (EVENT OF INSOLVENCY): an Event of Insolvency has occurred and is continuing in relation to the Manager; or

            (b) (MANAGER'S DEFAULT): a Manager's Default has occurred and is continuing.

      14.2  TRUSTEE MAY REMOVE RECALCITRANT MANAGER

            In default of the Manager retiring in accordance with clause 14.1 within 30 days of being directed by the Trustee in writing so to do, the Trustee shall thereupon have the right to and shall by deed poll executed by the Trustee remove the Manager from the management of the Funds.

      14.3  TRUSTEE APPOINTS REPLACEMENT MANAGER

            In default of the Manager retiring in accordance with clause 14.1 or 14.2, the Trustee shall be entitled to appoint some other corporation to be the Manager of the Funds and until such appointment is complete the Trustee shall, subject to this Deed and to any approval required by law, act as Manager and shall be entitled to the Manager's remuneration hereunder. Any such appointment must not be made if it would have an adverse effect on the rating of any Bonds. A new Manager shall not be appointed without prior written prior notice being given by the Trustee to each Designated Rating Agency.

      14.4  VOLUNTARY RETIREMENT

            The Manager may only voluntarily retire from the management of the Funds if:

            (a) (NOTICE): it gives to the Trustee and each Designated Rating Agency three months' notice in writing (or such lesser period of notice as the Manager and the Trustee agree) of its intention to retire;

            (b) (NEW MANAGER ACCEPTABLE TO TRUSTEE): subject to clause 14.4(c), it selects as a new Manager of the Funds a corporation which is acceptable to the Trustee and the Designated Rating Agencies and which enters into the deed referred to in clause 14.6 and such other documents as are necessary for it to assume the obligations, duties, rights and entitlements of the outgoing Manager under the then Transaction Documents;

            (c) (DEFAULT MANAGER): if the outgoing Manager does not propose a replacement at lest 30 days before the date the Manager proposes to retire or either or both of the Trustee and the Designated Rating Agencies do not approve of the replacement proposed by the Manager, the Trustee may


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                                                      LGR-SMHL Master Trust Deed


                  appoint a new manager as of the date of the proposed retirement with the consent of the Designated Rating Agencies. An appointment is not complete until the new manger enters into the deed and other documents referred to in clause 14.4(b), and until such appointment is complete the Trustee shall, subject to this Deed and the any approval required by law, act as Manager and shall be entitled to the Manager's remuneration thereunder; and

            (d) (RATING): The appointment of a new Manager must not be made if it would have an adverse effect on the rating of any Bonds.

      14.5  RELEASE OF OUTGOING MANAGER

            Upon retirement or removal and provided there has been payment to the Trustee of all sums due to it by the outgoing Manager hereunder at the date thereof, the outgoing Manager shall be released from all further obligations hereunder provided always that no release under this clause 14.5 shall extend to any existing or antecedent fraud, negligence or wilful default on the part of the outgoing Manager or its officers, employees, agents or delegates.

      14.6  NEW MANAGER TO EXECUTE DEED

            e A new Manager shall execute a deed in such form as the Trustee may require whereby the new Manager shall undertake to the Trustee, the Unitholders and the Bondholders jointly and severally to be bound by all the covenants on the part of the Manager hereunder from the date thereof on the same terms as herein contained and from such date the outgoing Manager shall be absolved and released from complying with all such covenants. The new Manager shall and may thereafter exercise all the powers and enjoy all the rights and shall be subject to all the duties and obligations of the Manager hereunder as fully as though the new Manager had been originally named as a party thereto.

      14.7  SETTLEMENT AND DISCHARGE

            The Trustee shall settle with the outgoing Manager the amount of any sums payable by the outgoing Manager to the Trustee or by the Trustee to the outgoing Manager and shall give to or accept from the outgoing Manager a discharge in respect of those sums which shall be conclusive and binding as between the Trustee, the outgoing Manager, the new Manager, the Unitholders and the Bondholders.

      14.8  MANAGER'S ENTITLEMENTS ON RETIREMENT/REMOVAL

            Notwithstanding the Manager's retirement or removal it shall retain its entitlement to the Manager's Fee provided always that the Manager's Fee shall be payable subject to the following:

            (a) (CALCULATION DATE): the Fee Payment Date shall be the date of retirement or, in the case of removal, the date of the Manager's Default leading to removal provided that if such date is earlier than the then most recent Fee Payment Date, the Manager shall not be required to repay or reimburse any part of the Manager's Fee paid on that or any earlier Fee Payment Date;


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                                                      LGR-SMHL Master Trust Deed


            (b) (PAYMENT): the payment of the Manager's Fee shall be made at such time as it would have occurred in the usual course if the retirement or removal had not occurred;

            (c) (SET-OFF): the payment shall be reduced by any indebtedness and/or liability which the Trustee reasonably considers has arisen or may arise and for which the Manager is liable under the provisions of this Deed; and

            (d) (PERFORMANCE OF MATERIAL OBLIGATIONS): the Manager's Fee shall become due and payable only when the Trustee considers the Manager has satisfied all of its material obligations imposed by this Deed or the responsibility for performing any outstanding material obligations has been assumed by a new Manager.

      14.9  DELIVERY OF BOOKS, DOCUMENTS, ETC.

            Upon the retirement or removal of the Manager in accordance with the provisions of this clause 14 the outgoing Manager shall forthwith deliver to the new Manager appointed in respect of any Fund or the Trustee if it is acting as Manager the Data Base and all other books, documents, records and property whatsoever relating to the Funds. The costs and expenses of this incurred by the new Manager (but not the outgoing Manager) are to be paid out of the relevant Fund. The outgoing Manager shall be entitled to take, and retain as its own property, copies of such books, documents and records. Each of the Trustee and the new Manager shall produce the originals of such books, documents and records in its possession upon the giving of reasonable written notice by the outgoing Manager.

      14.10 NOTICE TO BONDHOLDERS OF NEW MANAGER

            On a new Manager being appointed under this clause 14, the new Manager shall as soon as practicable thereafter give notice thereof to the Bondholders.

      14.11 WAIVER OF MANAGER'S DEFAULTS

            Subject to first giving notice to the Designated Rating Agency, the Trustee may waive any Manager's Default or any other default by the Manager under a Transaction Document, provided such waiver does not have an adverse effect on the ratings (if any) of the Bonds. On any such waiver, the default shall cease to exist, and that waiver shall not be deemed to extend to any subsequent or other default or impair any right consequent on a Manager's Default except to the extent expressly waived.

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15    TRUSTEE'S POWERS

      15.1  GENERAL POWER

            Subject to the provisions of this Deed, the Trustee shall have all the rights, powers and discretions over and in respect of the Assets of the Funds which it could exercise if it were the absolute and beneficial owner of such Assets.


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                                                      LGR-SMHL Master Trust Deed


      15.2  SPECIFIC POWERS

            Without in any way affecting the generality of the foregoing or the other provisions of this Deed, but subject to the Trustee's obligations under, and the provisions of, this Deed, the Trustee shall have the following powers (which shall be construed as separate and independent powers of the Trustee):

            (a) (ENTER INTO MORTGAGES): to enter into, purchase and acquire Loans upon the security of Mortgages and Related Securities;

            (b) (DEAL IN OTHER AUTHORISED INVESTMENTS): to make, purchase, acquire or dispose of any other Authorised Investment for cash or upon terms;

            (c) (FEES AND EXPENSES): to pay all Expenses which were properly incurred in respect of a Fund;

            (d) (ADVISERS): to engage, and to incur reasonable expenses in relation to, any valuers, solicitors, barristers, accountants, surveyors, property advisers, real estate agents, contractors, qualified advisers, and such other persons as may be necessary, usual or desirable for the purpose of enabling the Trustee to be fully and properly advised and informed in order that it may properly exercise its powers and perform its obligations hereunder;

            (e) (EXECUTE PROXIES, ETC): to execute all such proxies and other instruments as may be necessary or desirable to enable the Trustee, or any officer, delegate or agent of the Trustee to exercise any power, discretion or right of the Trustee as the Trustee shall in its absolute discretion see fit;

            (f) (DEALINGS OVER MORTGAGE LAND): to consent to any mortgage, lease and/or sub-lease of or dealing with the Land over which a Mortgage is held provided that, in the case of any such mortgage, the Mortgage held by the relevant Fund is not prejudiced by or ranks or will rank in priority to any dealing for which consent is sought;

            (g) (DISCHARGE MORTGAGES): to grant any form of discharge or release or partial discharge or release of any Loan, Mortgage or Related Securities where same is in the opinion of the Trustee not prejudicial to the relevant Fund (and, without limitation, will not have the effect of removing a Mortgage from the coverage of any Enhancement prior to the receipt of all moneys owing or which may become owing under the Mortgage) and to execute all deeds or other documents as shall be necessary or incidental thereto and to deal with certificates of title or other indicia of title as the Trustee sees fit in relation thereto;

            (h) (POWERS OF MORTGAGEE): to exercise any power of sale arising on default under any Mortgage, Loan or Related Security or any other right or remedy accruing in respect of any Fund in relation to any Asset, Hedge, Enhancement or other Transaction Document and to exercise all customary powers authorities and discretions following upon the exercise of that power, right or remedy where the Trustee considers that same is in the interests of the relevant Fund;

            (i) (PROCEEDINGS): to institute, prosecute, defend, settle and compromise legal or administrative proceedings of any nature whatsoever and generally to enforce and pursue its rights pursuant to and in respect of Assets;


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                                                      LGR-SMHL Master Trust Deed


            (j) (WAIVERS): wherever it thinks it expedient or desirable in the interests of any Fund, to give any waiver, time or indulgence to any person on such terms as it may in its discretion determine;

            (k) (SECURITIES SYSTEM): at the written request of the Manager, register as required a Securities System or the operator of any Securities System or depository for a Securities System as the holder of Bonds, and to lodge Bonds, Bond Registration Confirmations and Marked Bond Transfers with a Securities System or any operator or depository for a Securities System, to facilitate transactions through the Securities System;

            (l) (BONDS): to borrow and raise moneys by the issue of Bonds as provided in this Deed;

            (m) (OTHER BORROWINGS): to otherwise borrow, raise moneys or procure financial accommodation (including, without limiting this, by issuing debt securities that are not issued as Bonds) where the Trustee considers the same to be in the interests of the relevant Fund upon such terms and conditions as the Manager thinks fit and that are acceptable to the Trustee (acting reasonably). Without limiting the generality of this clause 15.2(m), at the direction of the Manager, the Trustee as trustee of a Fund may, through a nominee or trustee, borrow, raise moneys or procure financial accommodation (including, without limiting this, by issuing debt securities that are not issued as Bonds) from the Trustee as trustee of another Fund;

            (n) (TRANSACTION DOCUMENTS): to enter into and perform its obligations under any Security Trust Deed, Agency Agreement, Note Trust Deed, Mortgage Origination and Management Agreement, Committed Bond Subscription Agreement Enhancement Hedge or other Transaction Document, containing such terms and conditions as the Manager thinks fit and that are acceptable to the Trustee (acting reasonably);

            (o) (INSURANCE): insure any Asset for amounts, on conditions and for types of insurance determined to be necessary by the Manager;

            (p) (ATTEND MEETINGS): attend and vote at meetings in accordance with the written directions of the Manager;

            (q) (INDEMNITY): give an indemnity out of a Fund to such persons and against such expenses and damages as the Manager considers necessary or desirable;

            (r) (UNDERTAKINGS IN TRANSACTION DOCUMENTS): without limiting the foregoing provisions of this clause 15.2, give any representation, warranty or other undertaking required in respect of an Hedge, Enhancement, or other Transaction Documents, the sale or issue of Bonds or other transaction in any way relating to a Fund as the Manager thinks fit and that are acceptable to the Trustee (acting reasonably, subject to the proviso below) and notwithstanding that the subject matter of such representation, warranty or other undertaking may refer to the Trustee in its personal capacity or otherwise to the Trustee's personal affairs provided that any such representation, warranty or undertaking referring to the Trustee in its personal capacity or to its personal affairs must be acceptable to the Trustee in its absolute discretion;


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                                                      LGR-SMHL Master Trust Deed


            (s) (PAYMENT DIRECTIONS): where a person owes an amount to the Trustee in its capacity as trustee of any Fund, direct that debtor to make that payment to another person on behalf of the Trustee;

            (t) (CURRENCY CONVERSION): convert currencies on such terms and conditions as the Manager thinks fit;

            (u) (LISTING): list and maintain the listing of Bonds on any Stock Exchange;

            (v) (NOTE TRUSTEE): on the direction of the Manager, appoint a Note Trustee in respect of a Fund;

            (w) (AGENTS): on the direction of the Manager, appoint Paying Agents and Calculation Agents in respect of a Fund;

            (x) (LOANS BETWEEN FUNDS): on the direction of the Manager and without regard to any duty to any Unitholder in the Fund, lend moneys or provide financial accommodation as trustee of an Origination Fund to itself (whether directly, or through a nominee or trustee) as trustee of another Fund; and

            (y) (INCIDENTAL POWERS): with the written agreement of the Manager, to do all such things incidental to any of the foregoing powers or necessary or convenient to be done for or in connection with any Fund or the Trustee's functions under this Deed.

      15.3  POWERS TO BE EXERCISED WITH OTHERS

            The Trustee's rights, powers and discretions under this Deed shall be exercised by such persons, or exercised in conjunction with, with the approval of, or at the discretion of such persons, as contemplated by this Deed or any other Transaction Document.

      15.4  DELEGATION

            (a)   The Trustee may:

                  (1) delegate any of the trusts vested in it by this deed and its Powers, subject to any restrictions it thinks fit; and

                  (2) revoke any delegation without being responsible for any loss,

                  provided any delegate is approved by the Manager and a notice of such delegation is given to each Designated Rating Agency.

            (b) A person who deals with a delegate of the Trustee is not required to verify that the delegation is in force or that the Trustee who made the delegation is alive or in existence.

            (c) The Trustee is responsible for payment of the fees of any corporation appointed under this clause 15.4.

            (d) Except for its own fraud, negligence or wilful default, the Trustee is not liable for any loss incurred as a result of any fraud, neglect, default or breach of duty by any Securities System, or any other attorney, agent or delegate of the Trustee where the appointment was made in good faith and such securities system, attorney agent or delegate was not acting (or omitting to act) at the express instructions of the Trustee.


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      15.5  POWER TO ENFORCE

            The Trustee or any delegate thereof (whether pursuant to clause 15.4 or otherwise) may only exercise its rights of enforcement or recovery which the Trustee possesses as trustee of a Fund, including any right of action which it may possess in respect of a default under a Mortgage, Loan or Related Security or right of action under a Hedge or Enhancement with the prior approval or concurrence of the Manager (other than a right of enforcement, recovery or action against the Manager or any Related Body Corporate of the Manager of any other person where the Trustee believes the Manager is in a position where its personal interests in relation to that person conflict with its duties and obligations hereunder).

      15.6  TRUSTEE'S POWER TO APPOINT ATTORNEYS AND AGENTS

            The Trustee may in carrying out and performing its duties and obligations contained herein by power of attorney appoint any person to be its attorney or agent for such purposes and with such powers authorities and discretions (not exceeding those vested in the Trustee) as the Trustee thinks fit with power, if the Trustee thinks fit, for the attorney or agent to sub-delegate any such powers, authorities or discretions and also to authorise the issue in the name of the Trustee documents bearing facsimile signatures of the Trustee or of the attorney or agent either with or without proper manuscript signatures of their officers thereon and the Trustee in any such power of attorney, and the attorney or agent by the terms of any such sub-delegation, may insert such provisions for the protection and convenience of those dealing with any such attorney or agent or sub-delegate as they may think fit.

      15.7  GENERALLY UNLIMITED DISCRETION

            Subject to the Trustee duly observing its duties, covenants and obligations under this Deed and any other Transaction Document, the Trustee has absolute discretion as to the exercise or non-exercise of the trusts, powers, authorities and discretions vested in it by this Deed.

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16    TRUSTEE'S COVENANTS

      16.1  GENERAL

            The provisions contained in this clause 16 shall be for the benefit of the Manager, the Unitholders and the Bondholders jointly and severally.

      16.2  TO ACT CONTINUOUSLY AS TRUSTEE

            The Trustee shall act continuously as trustee of each Fund until the Fund is terminated as herein provided or the Trustee has retired or been removed from office in the manner herein provided.

      16.3  TO ACT HONESTLY, DILIGENTLY AND PRUDENTLY

            The Trustee shall:


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            (a)   (ACT HONESTLY): act honestly and in good faith in the
                  performance of its duties and in the exercise of its discretions hereunder;

            (b) (PRUDENTLY): exercise such diligence and prudence as a prudent person of business would exercise in performing its express functions and in exercising its discretions hereunder, having regard to the interests of the Unitholders and the Bondholders;

            (c) (CONDUCT ITS BUSINESS PROPERLY): use its best endeavours to carry on and conduct its business in so far as it relates to this Deed in a proper and efficient manner;

            (d) (DO ALL THE THINGS NECESSARY TO PERFORM OBLIGATIONS): do everything and take all such actions which are necessary (including, without limitation, obtaining all such authorisations and approvals as are appropriate) to ensure that it is able to exercise all its powers and remedies and perform all its obligations under this Deed, the Transaction Documents and all other deeds, agreements and other arrangements entered into by the Trustee pursuant to this Deed;

            (e) (NO OTHER ACTIVITY): in respect of each Securitisation Fund only, not, in its capacity as trustee of a Fund, engage in any business or activity in respect of the Fund except as contemplated or required by the Transaction Documents in respect of the Fund;

            (f) (NO GUARANTEES): in respect of each Securitisation Fund only, except as contemplated or required by the Transaction Documents in respect of a Fund, not, in respect of that Fund, guarantee or become obligated for any debts of any other entity or hold out its credit as being available to settle the obligations of others;

            (g) (STOCK EXCHANGE): in respect of each Securitisation Fund only, in respect of listed Bonds, comply with directions from the Manager regarding the rules and regulations of the relevant Stock Exchange.

      16.4  NO DISPOSITIONS OF ASSETS EXCEPT IN ACCORDANCE WITH TRUST DEED

            Except as provided in this Deed or any Mortgage Origination and Management Agreement, the Trustee shall not, nor shall it permit any of its officers to, sell, mortgage, charge or otherwise encumber or part with possession of any Asset.

      16.5  INDEMNITY RE ACTS OF TRUSTEE'S DELEGATES

            The Trustee hereby covenants that its officers or employees shall duly observe and perform the covenants and obligations of this Deed in the same manner as is required of the Trustee, and hereby agrees to indemnify the Manager for its own benefit or for the benefit of the Funds (as the occasion may require) against any loss or damage that the Funds, the Manager, the Unitholders and the Bondholders incur or sustain in connection with, or arising out of, any breach or default by such officers or employees and persons in the observance or performance of any such covenant or obligation, to the extent that the Trustee would have been liable if that breach or default had been the Trustee's own act or omission.


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      16.6  FORWARD NOTICES ETC TO MANAGER

            The Trustee shall without delay forward to the Manager all notices, reports, circulars and other documents received by it or on its behalf as trustee of a Fund.

      16.7  TRUSTEE WILL IMPLEMENT MANAGER'S DIRECTIONS

            Subject to this Deed and any other Transaction Document to which it is a party, the Trustee will act upon all directions given to it by the Manager in accordance with the terms of this Deed.

      16.8  CUSTODIAN

            The Trustee may lodge all documents of title to or evidencing Assets in its vault or, with the prior consent of the Manager, in the vault of a recognised custodian or sub-custodian, on behalf of the Trustee or with any Securities System or any operator or depository of any Securities System to the order of the Trustee or of a custodian or sub-custodian on behalf of the Trustee.

      16.9  PERFORM TRANSACTION DOCUMENTS

            The Trustee shall properly perform the functions which are necessary for it to perform under all Transaction Documents in respect of a Fund.

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17    TRUSTEE'S FEES AND EXPENSES

      17.1  TRUSTEE'S FEE

            In consideration of the Trustee performing its functions and duties hereunder, the Trustee shall be entitled for its own use and benefit to deduct from each Fund such fee as is, or the method of calculation of which is, agreed in writing from time to time between the Trustee and the Manager. Such fee shall be determined for a Fund on or prior to the first Bond Issue Date for that Fund and shall apply for the duration of the Fund.

      17.2  REIMBURSEMENT OF EXPENSES

            In addition to the Trustee's remuneration pursuant to clause 17.1, the Trustee shall pay, or be reimbursed, from a Fund all Expenses that relate to the Fund.

      17.3  SEGREGATION OF FUND EXPENSES

            The Trustee shall segregate, and apply, all Expenses to the Fund to which they relate.

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18    RETIREMENT OF TRUSTEE

      18.1  RETIREMENT FOR CAUSE

            The Trustee shall retire as trustee of the Funds if and when directed to do so by the Manager in writing, which such direction shall only be given if:


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            (a)   (EVENT OF INSOLVENCY): an Event of Insolvency has occurred and is continuing in relation to the Trustee in its personal capacity;

            (b) (TRUSTEE'S DEFAULT): a Trustee's Default has occurred and is continuing;

            (c) (CHANGE IN CONTROL OF THE TRUSTEE): effective control of the Trustee alters from that subsisting as at the date hereof; or

            (d) (MERGER OR CONSOLIDATION OF THE TRUSTEE): the Trustee merges or consolidates with another entity, whether by scheme of arrangement, takeover or otherwise, without the resulting merged or consolidated entity assuming the Trustee's obligations under each Transaction Document.

      18.2  MANAGER MAY REMOVE RECALCITRANT TRUSTEE

            In default of the Trustee retiring as aforesaid within 30 days of being directed by the Manager in writing so to do the Manager shall thereupon have the right to and shall by deed poll executed by the Manager remove the Trustee from its office as trustee of the Funds.

      18.3  MANAGER APPOINTS REPLACEMENT

            On the retirement or removal of the Trustee under clause 18.1 or
            18.2 the Manager shall be entitled to appoint in writing some other statutory trustee to be the Trustee hereunder. Until the appointment is completed the Manager shall act as Trustee. Any such appointment must not be made if it would have an adverse effect on the rating of any Bonds. A new Trustee shall not be appointed without prior notice being given by the Manager to each Designated Rating Agency.

      18.4  VOLUNTARY RETIREMENT FOR CAUSE

            The Trustee may only voluntarily retire as trustee of the Funds if paragraphs (a) and (b) below are satisfied:

            (a) (NOTICE): the Trustee gives the Manager and each Designated Rating Agency 3 months' (or such lesser period of the notice as the Trustee and the Manager agree) written notice of its intention to retire; and

            (b) (NEW TRUSTEE ACCEPTABLE TO MANAGER): the Trustee selects as a new Trustee of the Funds a statutory trustee whose identity is acceptable to the Manger (acting reasonably) and which enters into the deed referred to in clause 18.7 and such other documents as are necessary for it to assume the obligations, duties, rights and entitlements of the outgoing Trustee under the then Transaction Documents. Any such appointment must not be made if it would have an adverse effect on the rating of any Bonds. A new Trustee shall not be appointed without prior notice being given by the Manager to each Designated Rating Agency.

      18.5  FUNDS TO BE VESTED IN NEW TRUSTEE

            The Trustee shall, on retirement or removal, vest the Funds or cause these to be vested, in such new Trustee.


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      18.6  RELEASE OF OUTGOING TRUSTEE

            Upon retirement or removal and provided there has been payment to the Manager or the new Trustee (as the case may be) of all sums due to it by the outgoing Trustee hereunder at the date thereof, the outgoing Trustee shall be released from all further obligations hereunder provided always that no release under this clause shall extend to any existing or antecedent fraud, negligence or wilful default on the part of the outgoing Trustee or its officers, employees, agents or delegates.

      18.7  NEW TRUSTEE TO EXECUTE DEED

            The corporation so appointed as the new Trustee shall execute a deed in such form as the Manager may require whereby such corporation shall undertake to the Manager (such undertaking to enure for the benefit of the Manager, the Unitholders and the Bondholders jointly and severally) all the obligations of the outgoing Trustee hereunder from the date thereof and on the same terms as herein contained. The new Trustee shall and may thereafter exercise all the powers and enjoy all the rights and from the date thereof shall be subject to all duties and obligations of the Trustee hereunder as fully as though such new Trustee had been originally named as a party hereto. The new Trustee in such deed shall indemnify the outgoing Trustee for the amount of all Bonds issued in the name of the outgoing Trustee and maturing on or after the date of the retirement or removal of the outgoing Trustee and for all other liabilities and expenses incurred by the outgoing Trustee for which it is entitled to be indemnified out of the Funds and which have not been recouped by it, provided that the liability of the new Trustee under such indemnity shall be limited to the same extent provided for in clause
            26.16 and any payment shall rank in the same priority pursuant to clause 22as the corresponding liability for which the outgoing Trustee claims such indemnification.

      18.8  MANAGER AND OUTGOING TRUSTEE TO SETTLE AMOUNTS PAYABLE

            The Manager shall be entitled to settle with the outgoing Trustee the amount of any sums payable by the outgoing Trustee to the Manager or the new Trustee or by the Manager to the outgoing Trustee under the provisions hereof and to give or accept from the outgoing Trustee a discharge in respect thereof and any such agreement or discharge shall (except in the case of any existing or antecedent fraud, negligence or wilful default on the part of the outgoing Trustee or its officers, employees, agents and delegates) be conclusive and binding upon all persons (including the Manager, the new Trustee, the Unitholders and the Bondholders) and in particular even though no new Trustee is appointed in its place the Manager may make such arrangements as it thinks fit for the discharge of the outgoing Trustee from any existing liability and any liability which might thereafter arise under the provisions hereof and any discharge of the outgoing Trustee in accordance with such arrangements shall (except as aforesaid) be conclusive and binding upon all persons claiming hereunder.

      18.9  OUTGOING TRUSTEE TO RETAIN LIEN

            Notwithstanding the retirement or removal of the outgoing Trustee and the indemnity in favour of the Trustee by the new Trustee as contemplated by clause 18.7, the outgoing Trustee will retain a lien over a Fund to meet claims of


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            any Creditors of the Trustee as trustee of the Fund to the extent that the claims of those Creditors are not properly and duly satisfied by the incoming Trustee.

      18.10 DELIVERY OF BOOKS, DOCUMENTS, ETC

            Upon the retirement or removal of the Trustee in accordance with the provisions of this clause 18 the outgoing Trustee shall forthwith deliver to the new Trustee appointed in respect of any Fund or the Manager if it is acting as Trustee the Data Base and all other books, documents, records and property whatsoever relating to the Funds. The costs and expenses of this incurred by the incoming Trustee (but not the outgoing Trustee) are to be paid out of the relevant Fund. The outgoing Trustee shall be entitled to take, and retain as its own property, copies of such books, documents and records. Each of the Manager and the new Trustee shall produce the originals of such books, documents and records in its possession upon the giving of reasonable written notice by the outgoing Trustee.

      18.11 NOTICE TO BONDHOLDERS OF NEW TRUSTEE

            On a new Trustee being appointed under this clause 18, the new Trustee shall as soon as practicable thereafter give notice thereof to the Bondholders.

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19    BANK ACCOUNTS

      19.1  OPENING OF BANK ACCOUNTS

            (a) (SEPARATE BANK ACCOUNTS FOR EACH FUND): The Trustee shall open a separate account with a Bank in respect of each Fund.

            (b) (ADDITIONAL BANK ACCOUNTS): The Trustee may open such additional accounts with a Bank in respect of a Fund as it sees fit or as required by the Transaction Documents for the Fund.

            (c) (NET INCOME ACCOUNT): In addition to the accounts referred to in paragraphs (a) and (b), the Trustee shall open an account with a Bank in respect of each Origination Fund to be known as the "Net Income Account' of the Origination Fund.

      19.2  LOCATION OF BANK ACCOUNTS

            (a) (CENTRAL BANK ACCOUNT): Unless otherwise directed in writing by the Manager, the central bank account of each Fund (including any Net Income Account) shall be opened and maintained at a branch in New South Wales of a Bank.

            (b) (INTERSTATE BRANCH BANK ACCOUNTS): The Trustee may, if necessary or desirable for the operation of a Fund, open bank accounts with a branch outside New South Wales of a Bank provided that if such accounts are opened it shall enter into arrangements with the relevant Bank so that as soon as practicable after the receipt of moneys to the credit of such accounts, such moneys are to be transferred to the credit of the central bank accounts of the Fund in New South Wales (subject to a direction to the contrary by the Manager pursuant to clause 19.2(a)).


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      19.3  NAME OF BANK ACCOUNTS

            Each bank account for a Fund shall be opened by the Trustee in its name as trustee of the Fund with such Bank as the Manager may from time to time select.

      19.4  PURPOSE OF BANK ACCOUNTS

            No bank account shall be used for any purpose other than for the relevant Fund in respect of which the account is opened and other than in accordance with this Deed.

      19.5  AUTHORISED SIGNATORIES

            The Trustee shall ensure that the only authorised signatories for any bank account are officers or employees of the Trustee or a Related Body Corporate of the Trustee.

      19.6  MANAGER NOT ENTITLED TO HAVE ACCESS

            The Manager may not deal with any bank account or the moneys in any bank account in any way.

      19.7  BANK STATEMENTS AND ACCOUNT INFORMATION

            (a) (COPIES OF BANK STATEMENTS): The Trustee shall promptly on receipt of a statement in respect of each bank account for a Fund provide a copy thereof to the Manager (and any other person from time to time specified by the Manager) together with such explanations and reconciliations as may from time to time reasonably be required by the Manager (or such other person).

            (b) (DIRECT ACCESS): The Trustee authorises the Manager (and any other person from time to time specified by the Manager) to obtain direct from a Bank, statements and information in relation to each bank account of a Fund.

      19.8  DEPOSITS

            Subject to this Deed and except in respect of business transacted through a Securities System, the Trustee shall pay into a bank account of a Fund the following moneys and proceeds:

            (a) (SUBSCRIPTION MONEYS): all subscription moneys raised in respect of Bonds issued by the Trustee as trustee of the Fund;

            (b) (PROCEEDS): all proceeds of the Authorised Investments, Enhancements and Hedges in respect of the Fund; and

            (c) (OTHER MONEYS): all other moneys received by the Trustee in respect of the Fund.

      19.9  WITHDRAWALS

            Subject to this Deed, the Trustee shall withdraw funds from a bank account of a Fund and apply the same when necessary for the following outgoings:


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                                                      LGR-SMHL Master Trust Deed


            (a) (AUTHORISED INVESTMENTS): purchasing Authorised Investments in compliance with this Deed and making payments required in connection with Authorised Investments;

            (b) (PAYMENTS TO BONDHOLDERS ETC): making payments to Creditors or the Unitholders in relation to the Fund, including through any Paying Agent; and

            (c) (OTHER PAYMENTS): making payments to itself, the Manager or any other person of Expenses or other amounts entitled to be paid to or retained for their respective benefit under this Deed or any other Transaction Document.

      19.10 ALL TRANSACTIONS THROUGH CENTRAL ACCOUNTS

            (a) (RECEIPTS AND OUTGOINGS): Unless otherwise directed by the Manager, all moneys and proceeds in relation to a Fund referred to in clause 19.8 shall, subject to clause 19.10(b) and clause 19.11, be credited to the central bank account of the Fund (whether credited direct to the central account or transferred from an interstate bank account of the Fund) and all outgoings of a Fund referred to in clause 19.9 shall, subject to clause 19.10(b) and clause 19.11, be paid from the central bank account of the Fund (either by direct payment or by transfer to an interstate bank account of the Fund).

            (b) (BANK CHARGES ETC): Any amounts referred to in paragraph 1.1(i) of the definition of Expenses in clause 1.1 to the extent they relate to an interstate bank account of a Fund may be deducted or withdrawn direct from the interstate bank account.

            (c) (TRANSFER OF NET INCOME): The credit of the Net Income of an Origination Fund in a Financial Year to the Net Income Account of the Origination Fund pursuant to clause 22.3 shall occur by way of a corresponding debit or withdrawal from the central bank account of the Origination Fund.

      19.11 CENTRAL CLEARING ACCOUNT

            (a) The Trustee may maintain an account with a Bank as trustee of the Funds as a clearing account for the receipt of proceeds generally under Authorised Investments, Assets, Hedges and Enhancements of the Funds (and in this respect the Trustee is hereby empowered and authorised to mix moneys of one Fund with those of another Fund or Funds) provided that as soon as practicable after the receipt of proceeds to the clearing account and the identification of the Fund to which the proceeds relate, the Trustee shall issue directions to the Bank to credit such proceeds to the bank account for the Fund to which such proceeds relate.

            (b) The Trustee may maintain one or more accounts with a Bank as trustee of one or more trusts (other than a Securitisation
                  Fund) for the receipt of proceeds and the making of advances, including without limitation the redrawing of amounts repaid, under Mortgages and any transactions that are incidental to those purposes. The Trustee is empowered to and authorised to mix moneys of one trust (not being a Securitisation Fund) with another. The Trustee and Manager may establish any such account on such terms as they may think fit.


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20    THE AUDITOR

      20.1  AUDITOR MUST BE REGISTERED

            The Auditor of each Fund shall be a firm of chartered accountants some of whose members are Registered Company Auditors.

      20.2  APPOINTMENT OF AUDITOR

            The Auditor of each Fund shall be appointed by the Trustee within one month of the creation of that Fund pursuant to this Deed.

      20.3  REMOVAL AND RETIREMENT OF AUDITOR

            (a) (REMOVAL): The Trustee may from time to time remove an Auditor.

            (b) (RETIREMENT): An Auditor may retire at any time upon giving six months' written notice to the Trustee of its intention to so retire.

      20.4  APPOINTMENT OF REPLACEMENT AUDITOR

            Any vacancy in the office of an Auditor occurring under clause
            20.3 shall be filled by the Trustee appointing another auditor who complies with this Deed.

      20.5  AUDITOR MAY HAVE OTHER OFFICES

            An Auditor may also be the auditor of the Trustee, the Manager, a Related Body Corporate of the Trustee or the Manager or of any other trust (whether of a similar nature to the Funds or otherwise) but a member of the firm appointed as an Auditor may not be an officer, or a partner of an officer or an employee, of the Trustee, the Manager or a Related Body Corporate of the Trustee or the Manager.

      20.6  ACCESS TO WORKING PAPERS

            Each Auditor shall be appointed on the basis that it will make its working papers and reports available for inspection by the Trustee and the Manager.

      20.7  AUDITOR'S REMUNERATION AND COSTS

            The Trustee may pay out of a Fund, or reimburse itself from a Fund, the reasonable remuneration of the Auditor of the Fund and any reasonable expenses of the Auditor of the Fund sustained in the course of the performance of the duties of the Auditor.

      20.8  ACCESS TO INFORMATION

            The Auditor of a Fund shall be entitled to require from the Manager and the Trustee, and they shall furnish to the Auditor, such information, accounts and explanations as may be necessary for the performance by the Auditor of its duties hereunder.


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21    ACCOUNTS AND AUDIT

      21.1  MANAGER AND TRUSTEE TO KEEP ACCOUNTS

            The Manager and the Trustee shall, having regard to their separate functions, keep or cause to be kept accounting records which provide a true and fair view of all sums of money received and expended by or on behalf of each Fund, the matters in respect of which such receipt and expenditure takes place and of the assets and liabilities of each Fund. The Manager and the Trustee shall furnish each to the other from time to time any information necessary for this purpose.

      21.2  MANAGER, TRUSTEE AND AUDITORS MAY INSPECT BOOKS

            The accounting records of each Fund shall be kept at the office of the Trustee or the Manager (as the case may be) or at such other place as the Trustee and the Manager may from time to time agree and shall be open to the inspection of the Manager, the Trustee and the Auditor of the Fund upon reasonable notice and during usual business hours.

      21.3  ACCOUNTS TO BE KEPT IN ACCORDANCE WITH APPROVED ACCOUNTING STANDARDS

            The accounting records of each Fund shall be maintained in accordance with the Approved Accounting Standards and in a manner which will enable true and fair Accounts of the Fund to be prepared and audited in accordance with this Deed.

      21.4  PREPARATION OF ANNUAL ACCOUNTS

            The Manager shall cause the preparation of the Accounts for each Financial Year of each Fund.

      21.5  ANNUAL AUDITED ACCOUNTS

            The Trustee shall require the Auditor to audit the Accounts prepared by the Manager in respect of each Fund.

      21.6  DESPATCH & INSPECTION OF AUDITED ACCOUNTS

                  (a) (ORIGINATION FUNDS): The Manager shall despatch a copy of the audited Accounts of an Origination Fund, within 60 days of the receipt of the same from the Auditors, to each then Bondholder to the address of the Bondholder then appearing in the Register, accompanied by an annual report prepared by the Manager and containing such information and material that the Manager thinks fit in relation to the activities of the Fund for the Financial Year to which the audited Accounts relate.

                  (b) (GENERALLY): A copy of the audited Accounts of a Fund shall be available for inspection, but not copying, by the Bondholders in relation to the Fund at the offices of the Manager.

      21.7  TAX RETURNS

            The Manager shall prepare and lodge all necessary tax returns for each Fund.


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22    PAYMENTS

      22.1  ORDER OF PAYMENT OF INCOME OF FUNDS

            Subject to the terms of the Transaction Documents in respect of a Fund all income of a Fund shall be applied in the following order:

            (a) (TAXES): first, in payment of, or in allowance to the extent that the Trustee considers necessary for, all Taxes in respect of the Fund;

            (b) (TRUSTEE'S FEE AND EXPENSES): secondly, in payment of, or allowance to the extent the Trustee considers necessary for, the Trustee's Fee and any Expenses due or which may become due in respect of that Fund;

            (c) (INTEREST ON BONDS): thirdly, in payment to the Bondholders in respect of the Fund of their respective Interest Entitlements on each Interest Payment Date; and

            (d) (NET INCOME TO UNITHOLDERS): fourthly, subject to clause 22.4, in payment to the Unitholder or Unitholders referred to in, and in accordance with, clause 22.3(c).

      22.2  ORDER OF PAYMENT OF CAPITAL OF FUNDS

            Subject to the terms of the Transaction Documents in respect of a Fund the capital of a Fund shall be applied as follows:

            (a) (TAXES): first, in payment of, or in allowance to the extent the Trustee considers necessary for, all Taxes in respect of the Fund to the extent that the same has not been satisfied from the income of the Fund;

            (b) (TRUSTEE'S FEE AND EXPENSES): secondly, in payment of, or in allowance to the extent the Trustee considers necessary for, the Trustee's Fee and any Expenses due or which may become due in respect of the Fund, to the extent that the same cannot be satisfied from the income of the Fund;

            (c) (BONDHOLDERS): thirdly, in payment to the Bondholders in relation to the Fund of their respective Principal Entitlements on each Principal Amortisation Date; and

            (d) (UNITHOLDER): fourthly, subject to clause 22.4, on the termination of the Fund, in payment of the balance to the Unitholder or Unitholders referred to in, and in accordance with, clause 22.3(d).

      22.3  PAYMENTS TO FUNDS UNITHOLDER

            (a) (NET INCOME ABSOLUTELY VESTED): The following Unitholders of a Fund shall as at the end of each Income Distribution Period of a Fund have an absolute vested interest in the Net Income of the Fund for that Income Distribution Period:

                  (1) (SECURITISATION FUND): for a Securitisation Fund, the Unitholder or Unitholders other than any Residual Capital Unitholder and if more than one in their respective percentage entitlements of the Securitisation Fund; and


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                  (2)   (ORIGINATION FUNDS): for an Origination Fund, the Income
                        Unitholder.

            (b)   (NET INCOME DUE AS AT CLOSE OF INCOME DISTRIBUTION PERIOD):
                  The Net Income of a Fund for an Income Distribution Period shall, subject to clause 22.4, constitute a debt due by the Trustee as trustee of the Fund to the Unitholder entitled to the Net Income pursuant to clause 22.3(a) and shall, subject to clause 22.4, be payable pursuant to clause 22.3(c).

            (c) (PAYMENT OF NET INCOME): Subject to clause 22.4, on or prior to each Income Distribution Date for a Fund an amount representing the Net Income of the Fund for the Income Distribution Period then ended shall be paid to the Unitholders of that Fund as follows:

                  (1) (SECURITISATION FUND): for a Securitisation Fund, the amount shall be paid by cheque or as otherwise agreed by the Manager and the Unitholder except where the Unitholder or Unitholders is the Trustee as trustee of one or more Origination Funds in which case the amount shall be transferred from the central bank account of the Securitisation Fund to the central bank account of the Origination Fund or Origination Funds which is or are the Unitholder or Unitholders (in their respective percentage entitlements) of the Securitisation Fund; and

                  (2) (ORIGINATION FUND): for an Origination Fund, the amount shall first be credited from the central bank account of the Origination Fund to the Net Income Account for the Origination Fund and then paid to the Income Unitholder in accordance with its written instructions from time to time.

            (d) (RESIDUAL CAPITAL): Upon the termination of a Fund, the surplus capital of the Fund remaining after satisfaction by the Trustee of all its obligations in respect of the Fund shall be paid to the following Unitholders:

                  (1) (SECURITISATION FUND): for a Securitisation Fund, in relation to the first $100 only, to the Residual Capital Unitholder (if any) and, in relation to the balance, shall be paid to the Unitholder or Unitholders (in their respective percentage entitlements) of the Securitisation Fund; and

                  (2) (ORIGINATION FUND): for an Origination Fund, subject to the Supplementary Bond Terms of any Bonds in relation to the Origination Fund, to the Residual Capital Unitholder.

      22.4  SUBORDINATION OF UNITHOLDER'S ENTITLEMENTS

            No moneys may be paid out of a Fund during a Financial Year to a Unitholder under clause 22.3, whilst there is any amount due, but unpaid, in respect of the Trustee's Fee for the Fund, the Expenses of the Fund or to Bondholders under their Bonds in relation to the Fund and before the Trustee is satisfied, after consulting with the Manager, that sufficient allowance has been made for the Trustee's Fee, the Expenses of the Fund and amounts owing to Bondholders under their Bonds in relation to the Fund, accruing during the Financial Year.


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      22.5  INSUFFICIENT MONEYS

            If after the application of the provisions of clauses 22.1 and 22.2 there is insufficient money available to the Trustee in respect of a Fund to pay the full amount due to Bondholders in the Fund, the deficiency shall, subject to the Supplementary Bond Terms of the Bonds or any Class of the Bonds issued in relation to the Fund, be borne by the Bondholders in that Fund in the ratio that the then Outstanding Principal Balance of the Bondholder's Bonds bears to the then aggregate Outstanding Principal Balance of all Bonds then on issue in relation to the Fund.

      22.6  INCOME OR CAPITAL

            The Manager shall determine whether any amount is of an income or capital nature in accordance with clause 22.7 and, subject only to a contrary determination by the Auditor of the relevant Fund in accordance with clause 22.8, the determination by the Manager shall be final and binding.

      22.7  NET INCOME, INCOME AND CAPITAL

            For an Income Distribution Period of a Fund the Manager shall ascertain:

            (a) the net income of the Fund for that Income Distribution Period in accordance with section 95(1) of the Taxation Act as if that Income Distribution Period was a tax year of the Fund; and

            (b) the net income of the Fund for that Income Distribution period in accordance with the Approved Accounting Standards.

            The references in this Deed to "NET INCOME" shall for all purposes of this Deed in relation to that Income Distribution Period and Fund, be references to the amount ascertained in accordance with paragraph (a) provided that where the amount ascertained in accordance with paragraph (b) exceeds the amount ascertained in accordance with paragraph (a) for the Income Distribution period, the references in this Deed to the "NET INCOME" of the Fund for the Income Distribution Period shall comprise, in addition to the amount ascertained in accordance with paragraph (a), so much of such excess that the Manager determines to be included in the "Net income" of the Fund for the Income Distribution Period.

            e Any references in this Deed to "CAPITAL" or "INCOME" will, for an Income Distribution Period of a Fund have a corresponding meaning consistent with the application of the foregoing for that Income Distribution Period of the Fund.

      22.8  ACTION ON THE TERMINATION OF THE FUND

            Upon the termination of a Fund pursuant to this Deed, the Trustee shall:

            (a) (WIND UP THE FUND): wind up the Fund and sell and realise the Assets of the Fund and such sale (so far as reasonably practicable and reasonably viable commercially) shall be completed within 180 days after the commencement of the termination of the Fund; and

            (b) (DISTRIBUTE PROCEEDS): distribute all cash proceeds from the realisation of the Assets of the Fund (subject to clause 22.9) in the order or priority set out in clauses 22.1 and 22.2.


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      22.9  COSTS OF WINDING UP OF A FUND

            During the winding up of a Fund pursuant to clause 22.8:

            (a) (TRUSTEE'S FEE): the Trustee shall be entitled to the continued payment of the trustee's Fee pursuant to clause 17.1;

            (b) (MANAGER'S FEE): the Manager shall be entitled to continued payment of the Manager's Fee pursuant to clause 13; and

            (c) (EXPENSES): the Trustee and the Manager shall be entitled to reimbursement for, and the Trustee shall make provision for, all Expenses incurred, made or apprehended in relation to the Fund (which shall for this purpose include without limiting the generality of the foregoing, all Taxes, costs, charges, expenses, claims and demands incurred, made or apprehended in connection with the winding up of the Fund, including the fees of any agents, solicitors, bankers, accountants or other persons who the Trustee or the Manager may employ in connection with the winding up of the Fund).

      22.10 GOODS AND SERVICES TAX

            (a) Subject to clause 22.10(c), all amounts referred to in this Deed which are relevant in determining a payment to be made by one party to another are exclusive of GST unless specifically indicated otherwise.

            (b) If a party to this Deed is entitled to be indemnified or reimbursed for any cost or expense incurred by that party, then the indemnity or reimbursement will be calculated by reference to the GST-exclusive amount of that cost or expense, increased by an amount equal to that part of the cost or expense for which the party or its representative member is not entitled to an input tax credit but would be entitled if that entity was entitled to a full input tax credit. For the avoidance of doubt, the amount calculated under this clause 22.10(b) is a GST-exclusive amount.

            (c) If GST is levied or imposed on or in respect of any supply made under or in connection with this Deed for which the consideration is a monetary payment, then the consideration provided for that supply is increased by an amount equal to the consideration multiplied by the rate at which that GST is levied or imposed. This additional amount is payable to the party with the liability to remit GST in the manner and at the time when the consideration to which it relates is payable.

            (d) The recipient of any consideration (whether in money or otherwise) must provide to the other party a GST tax invoice (or any other thing required under any legislation) in the form required by the A New Tax System (Goods and Services Tax) Act 1999.

            (e) Where an "adjustment event", as defined in the A New Tax System (Goods and Services Tax) Act 1999 occurs under this Deed, the parties shall do all things necessary to ensure that the adjustment event may be appropriately recognised, including the issue of an "adjustment note", as that term is defined in that Act.

            (f) This clause 22.10 does not apply to any Fund established before 1 April 2000.


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--------------------------------------------------------------------------------
23    THE REGISTER

      23.1  DETAILS TO BE KEPT ON THE REGISTER

            The Trustee shall keep a register on which shall be entered the following information in respect of each Fund:

            (a)   (NAME): the name of the Fund;

            (b)   (CREATION): the date of the creation of the fund;

            (c) (AUTHORISED INVESTMENTS): the Authorised Investments and other Assets of the Fund, entered into the Register on an individual basis;

            (d) (BOND ISSUE DATES): the Bond Issue Dates for Bonds issued in relation to the Fund;

            (e) (AMOUNT): the amount and Face Value of Bonds issued on each such Bond Issue Date;

            (f) (SUPPLEMENTARY BOND TERMS): the Supplementary Bond Terms, and Classes, for all such Bonds;

            (g) (DETAILS OF BONDHOLDERS): the name and address of each holder of Bonds;

            (h) (NUMBER OF BONDS): the number of Bonds held by each Bondholder;

            (i) (BOND REGISTRATION CONFIRMATION): the serial number of each Bond Registration Confirmation issued to each Bondholder;

            (j) (DATE OF ENTRY): the date on which a person was entered as the holder of Bonds;

            (k) (DATE OF CESSATION): the date on which a person ceased to be a Bondholder;

            (l) (ACCOUNT): the account to which any payments due to a Bondholder are to be made (if applicable);

            (m) (PAYMENTS): a record of each payment in respect of the Bonds in relation to the Fund (including the then Outstanding Principal Balance on the Bonds); and

            (n) (ADDITIONAL INFORMATION): such other information as the Trustee considers necessary or desirable or as the Manager reasonably requires.

      23.2  PLACE OF KEEPING REGISTER, COPIES AND ACCESS

            The Register for a Fund shall be:

            (a) (PLACE KEPT): kept at the Trustee's principal office in Sydney or at such place as the Trustee may, from time to time, nominate;

            (b) (ACCESS TO MANAGER AND AUDITOR): open to the Manager and the Auditor of the Fund to which it relates to inspect during normal business hours;

            (c) (INSPECTION BY BONDHOLDERS): open for inspection by a Bondholder in the Fund during normal business hours but only in respect of information relating to that Bondholder; and


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            (d)   (NOT FOR COPYING): not available to be copied by any person
                  (other than the Manager) except in compliance with such terms and conditions (if any) as the Manager and Trustee in their absolute discretion nominate from time to time.

      23.3  BRANCH REGISTERS

            (a) (OPENING): The Trustee shall if requested by the Manager establish and maintain a branch register or registers (each severally a "BRANCH REGISTER") on which shall be entered the names of those Bondholders who request that their names, and the Bonds held by them, shall be so recorded, the Bonds in respect of which the request is made, the date on which the name of any Bondholder was entered on such Branch Register and any other details considered necessary or desirable by the Trustee or the Manager. The name of such Bondholder and details regarding such Bonds shall be removed from any Register other than such Branch Register.

            (b) (DESIGNATION): Every Branch Register shall be designated as the Branch Register for the place where it is established.

            (c) (POWER TO DISCONTINUE): The Trustee shall have the power to discontinue a Branch Register and thereupon all entries thereon shall be transferred to some other Branch Register or to the Register.

            (d) (REGISTER PROVISIONS APPLY TO THE BRANCH REGISTER): Except where otherwise expressly stated herein, every reference in this Deed to the "Register" shall include every Branch Register, unless it appears from the context that a particular Register or Branch Register is referred to, in which case the reference shall be to the Register or Branch Register, as the case may be, on which the Bonds in questions are registered.

            (e) (DETAILS ON BRANCH REGISTER): The provisions of clauses 23.1 and 23.2 shall apply to every Branch Register.

            (f) (TRANSFER FROM BRANCH REGISTER): Bonds registered on a Branch Register may, at the request of a Bondholder and with the consent of the Trustee, be transferred to another Branch Register or to the Register.

      23.4  DETAILS ON REGISTER CONCLUSIVE

            (a) (RELIANCE ON REGISTER): The Trustee shall be entitled to rely on the Register as being a correct, complete and conclusive record of the matters set out therein at any time and whether or not the information shown in the Register is inconsistent with any other document, matter or thing.

            (b) (NO TRUSTS ETC): The Trustee shall not be obliged to enter on the Register notice of any trust, Security Interest or other interest whatsoever in respect of any Bonds and the Trustee shall be entitled to recognise a Bondholder as the absolute owner of Bonds and the Trustee shall not be bound or affected by any trust affecting the ownership of any Bonds unless ordered by a court or required by statute.

      23.5  CLOSING OF REGISTER

            (a) (IN NORMAL COURSE): The Trustee may with prior notice to the relevant Bondholders close the Register for periods not exceeding 30 Banking Days


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                  (or such other period agreed between the Trustee and the
                  Manager) in aggregate in any calendar year (which such period shall include the period that the Register is closed pursuant to clause 23.5(b)).

            (b) (DETERMINING ENTITLEMENTS): Subject to clause 23.5(b), the Register shall be closed by the Trustee for the purpose of determining the Interest Entitlement and Principal Entitlement of Bondholders during the period commencing from the close of business on the day which is 5 clear Banking Days (or such other period agreed between the Trustee and the Manager) prior to, and ending on the commencement of business on the Banking Day immediately after, each Interest Payment Date and each Principal Amortisation Date respectively of their Bonds.

            (c) (SUPPLEMENTARY BOND TERMS): The Supplementary Bond Terms may specify that the Register in relation to the corresponding Bonds will be closed for a period greater than referred to in clause 23.5(a) or in such other circumstances than referred to in clause 23.5(b).

      23.6  ALTERATION OF DETAILS ON REGISTER

            Upon the Trustee being notified of any change of name or address or payment or other details of a Bondholder by the Bondholder, the Trustee shall alter the Register accordingly.

      23.7  RECTIFICATION OF REGISTER

            If:

            (a)   an entry is omitted from the Register;

            (b) an entry is made in the Register otherwise than in accordance with this Deed;

            (c)   an entry wrongly exists in the Register;

            (d)   there is an error or defect in any entry in the Register; or

            (e) default is made or unnecessary delay takes place in entering in the Register that any person has ceased to be the holder of bonds,

            the Trustee may rectify the same.

      23.8  CORRECTNESS OF REGISTER

            Neither the Manager nor the Trustee shall be liable for any mistake in the Register or in any purported copy except to the extent that the mistake is attributable to its fraud, negligence or wilful default.

      23.9  MANAGER MUST PROVIDE INFORMATION

            The Manager must provide the Trustee and any person appointed in accordance with clause 15.4 with such information as the Trustee may reasonably require to maintain the Register.


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      23.10 ACCESS TO REGISTER BY INCOME UNITHOLDER

            The Trustee shall give the Income Unitholder all such access to the Register insofar as it relates to an Origination Fund as is necessary or required by the Income Unitholder.

--------------------------------------------------------------------------------
24    MEETINGS OF BONDHOLDERS

      24.1  APPLICATION OF THIS CLAUSE

            The application of this clause 24 (other than clause 24.3) to a given Fund, and to meetings of Bondholders of a given Fund, is subject in its entirety to the provisions of any Transaction Document in relation to that Fund and, without limiting the generality of the foregoing, a Transaction Document in relation to a Fund will (whether or not it is expressed to) override, suspend, amend, modify, supplement or delete to any extent provided in the Transaction Document all or any of the provisions of this clause 24 in relation to that Fund and to meeting of Bondholders of that Fund.

      24.2  CONVENING OF MEETINGS BY TRUSTEE AND MANAGER

            (a) (GENERALLY): The Trustee or the Manager may at any time convene a meeting of the Bondholders of a Fund.

            (b) (FINANCIAL DEFAULT): The Manager and the Trustee shall convene a meeting of the Bondholders of a Fund upon the occurrence of a Financial Default in respect of that Fund.

      24.3  CONVENING OF MEETINGS BY BONDHOLDERS

            (a) (BONDHOLDERS MAY CONVENE MEETING ON A FINANCIAL DEFAULT): If the Manager or the Trustee fails to convene a meeting of the Bondholders of a Fund pursuant to clause 24.2(b) within 21 days of the occurrence of a Financial Default the Bondholders in relation to the Fund holding or representing in the aggregate 25% of the Bonds issued in relation to the Fund and then outstanding may convene the meeting.

            (b) (BONDHOLDERS OF AN ORIGINATION FUND MAY CONVENE A MEETING AT ANY TIME): The Bondholders in relation to an Origination Fund holding or representing in the aggregate 25% of the Bonds issued in relation to the Fund and then outstanding may convene a meeting of Bondholders of the Fund at any time (in accordance with the provisions of this clause 24) to consider such affairs or matters relating to the Origination Fund as they think fit. The Bondholders of such a meeting shall not have power to direct the Trustee or the Manager to take any action or to refrain from taking any action and a resolution passed at such a meeting (including an Extraordinary Resolution) shall not bind the Trustee, the Manager, any Bondholder or other person and shall be of no force or effect. An officer of the Trustee shall attend the meeting if the requisition convening the meeting requires the Trustee to so attend.


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            (c)   (NO OTHER POWER TO CONVENE A MEETING): The Bondholders of a
                  Fund shall have no other power to convene a meeting, or to requisition the convening of a meeting except as provided by clauses 24.3(a) & 24.3(b).

            (d) (ADAPTATION OF FOLLOWING PROVISIONS): A meeting convened pursuant to clauses 24.3(a) & 24.3(b) shall be convened and held in the same manner as nearly as possible as for meetings convened by the Trustee or the Manager.

      24.4  NOTICE OF MEETINGS

            (a) (PERIOD OF NOTICE): Subject to clause 24.4(b) at least 7 days' notice (inclusive of the day on which the notice is given and of the day on which the meeting is held) of a meeting of the Bondholders of a Fund shall be given to all the Bondholders of the Fund.

            (b) (SHORT NOTICE): Notwithstanding clause 24.4(a), if it is so agreed by a majority in number of the Bondholders of a Fund having the right to attend and vote at the meeting, being a majority that together hold at least 95% of the then outstanding Bonds in relation to the Fund, a resolution may be proposed and passed at a meeting of which less than 7 days' notice has been given.

            (c) (FAILURE TO GIVE NOTICE): The accidental omission to give notice to or the non-receipt of notice by any Bondholder shall not invalidate the proceedings at any meeting.

            (d) (COPIES TO MANAGER AND TRUSTEE): A copy of a notice convening a meeting shall be given by the Trustee or the Manager convening the meeting to the other. If a meeting is convened pursuant to clauses 24.3(a) & 24.3(b), notice thereof shall be given to the Trustee and the Manager. A failure to give a notice in accordance with this clause shall invalidate the meeting.

            (e) (METHOD OF GIVING NOTICE): Notice of a meeting shall be given in the manner provided in this Deed.

            (f) (CONTENTS OF A NOTICE): A notice of a meeting of the Bondholders of a Fund shall specify:

                  (1) (TIME ETC): the day, time and place of the proposed meeting;

                  (2) (BASIS OF THE MEETING): if the meeting is convened as a result of a Financial Default, that fact and details in relation thereto;

                  (3) (AGENDA): the agenda of the business to be transacted at the meeting;

                  (4) (PROPOSED RESOLUTION): the terms of any proposed resolution;

                  (5) (CLOSING OF REGISTER): that the persons appointed to maintain the Register may for the purpose of determining those entitled to attend may not register any Bond Transfer in the period of 2 Banking Days prior to the meeting;

                  (6) (APPOINTMENT OF PROXIES): that appointments of proxies must be lodged no later than 24 hours prior to the time fixed for the meeting; and


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                  (7)   (ADDITIONAL INFORMATION): such additional information as
                        the person giving the notice thinks fit.

      24.5  CHAIRMAN

            The chairman of a meeting shall be a person (who need not be a Bondholder of the Fund and who may be a representative of the Trustee) chosen by the meeting.

      24.6  QUORUM

            At any meeting any two or more persons present in person being Bondholders holding, or Representatives holding or representing, in the aggregate not less than 50% of the Bonds issued in relation to the Fund and then outstanding shall form a quorum for the transaction of business and no business (other than the choosing of a chairman) shall be transacted at any meeting unless the requisite quorum is present at the commencement of business.

      24.7  ADJOURNMENT

            (a) (QUORUM NOT PRESENT): If within 15 minutes from the time appointed for any meeting a quorum is not present the meeting shall stand adjourned (unless the Trustee agrees that it be dissolved) for such period, not being less than 7 days nor more than 42 days, as may be appointed by the chairman. At such adjourned meeting two or more persons present in person being Bondholders holding, or being Representatives holding or representing, in the aggregate not less than 25% of the Bonds issued by the Fund and then outstanding (whatever the Bonds so held or represented) shall form a quorum and shall have the power to pass any resolution and to decide upon all matters which could properly have been dealt with at the meetings from which the adjournment took place had a quorum been present at such meeting.

            (b) (ADJOURNMENT OF MEETING): The chairman may with the consent of (and shall if directed by) any meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

            (c) (NOTICE OF ADJOURNED MEETING): At least 5 days' notice of any meeting adjourned through want of a quorum shall be given in the same manner as for the original meeting and such notice shall state the quorum required at such adjourned meeting. It shall not, however, otherwise be necessary to give any notice of an adjourned meeting.

      24.8  VOTING PROCEDURE

            (a) (SHOW OF HANDS): Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he or she may be entitled as a Bondholder or as a Representative.

            (b) (DECLARATION): At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the chairman, the Trustee or the Manager or by one or more persons being Bondholders


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                  holding, or being Representatives holding or representing, in aggregate not less than 2% of the Bonds issued by the Fund and then outstanding, a declaration by the chairman that a resolution has been carried by a particular majority or lost or not carried by any particular majority shall be conclusive evidence of the fact without proof of the number of proportion of the votes recorded in favour of or against such resolution.

            (c) (POLL): If at any meeting a poll is so demanded, it shall be taken in such manner and (subject as hereinafter provided) either at once or after such an adjournment as the chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded.

            (d) (NO ADJOURNMENT): Any poll demanded at any meeting on the election of a chairman or on any question of adjournment shall be taken at the meeting without adjournment.

            (e)   (VOTES ON A POLL): Subject to clause 24.8(a), at any meeting
                  (a) on a show of hands every person being a Bondholder holding, or being a Representative holding or representing, then outstanding Bonds issued by the Fund shall have one vote and (b) on a poll every person who is so present shall have one vote for each Bond issued by the Fund and then outstanding that he holds or in respect of which he is a Representative. Any person entitled to more than one vote need not use all his votes or cast all his votes to which he is entitled in the same way.

      24.9  RIGHT TO ATTEND AND SPEAK

            The Trustee and the Manager (through their respective representatives) and their respective financial and legal advisers shall be entitled to attend and speak at any meeting of the Bondholders of a Fund. No person shall otherwise be entitled to attend or vote at any meeting of the Bondholders of a Fund unless he or she holds outstanding Bonds in relation to the Fund or is a Representative holding or representing such Bonds.

      24.10 APPOINTMENT OF PROXIES

            (a) (REQUIREMENTS): Each appointment of a proxy shall be in writing and, together (if so required by the Trustee) with proof satisfactory to the Trustee of its due execution, shall be deposited at the registered office of the Trustee or at such other place as the Trustee shall designate or approve not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the named proxy proposes to vote and in default, the appointment of proxy shall not be treated as valid unless the chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A notarially certified copy proof as aforesaid (if applicable) of due execution shall if required by the Trustee be produced by the proxy at the meeting or adjourned meeting but the Trustee shall not thereby be obliged to investigate or be concerned with the validity of, or the authority of, the proxy named in any such appointment. The proxy named in any appointment of proxy need not be a Bondholder.


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            (b)   (PROXY REMAINS VALID): Any vote given in accordance with the terms of an appointment of proxy conforming with clause 24.10(a) shall be valid notwithstanding the previous revocation or amendment of the appointment of proxy or of any of the Bondholder's instructions pursuant to which it was executed, provided that no intimation in writing of such revocation or amendment is received by the Trustee at its registered office or by the chairman of the meeting in each case not less than 24 hours before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used.

      24.11 CORPORATE REPRESENTATIVES

            A person authorised pursuant to sections 249(3)-(6) of the Corporations Act by a Bondholder being a body corporate to act for it at any meeting shall, in accordance with his or her authority until his or her authority is revoked by the body corporate concerned, be entitled to exercise the same powers on behalf of that body corporate as that body corporate could exercise if it were an individual Bondholder and shall be entitled to produce evidence of his or her authority to act at any time before the time appointed for the holding of or at the meeting or adjourned meeting or for the taking of a poll at which he proposes to vote.

      24.12 RIGHTS OF REPRESENTATIVES

            A Representative of a Bondholder shall have the right to demand or join in demanding a poll and shall (except and to the extent to which the Representative is specially directed to vote for or against any proposal) have power generally to act at a meeting for the Bondholder. The Trustee, the Manager and any officer of the Trustee and the Manager may be appointed a Representative.

      24.13 POWERS OF A MEETING OF BONDHOLDERS

            (a) (POWERS): Subject to clause 24.3(b), a meeting of the Bondholders of a Fund shall, without prejudice to any rights or powers conferred on other persons by the Transaction Documents, only have power exercisable by Extraordinary
                  Resolution:

                  (1) to sanction any action that the Trustee or the Manager proposes to take to enforce the provisions of any Transaction Document relating to the Fund;

                  (2) to sanction any proposal by the Manager or the Trustee for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the Bondholders against the Trustee or the Manager whether such rights arise under any Transaction Document or otherwise;

                  (3) to sanction the exchange or substitution of Bonds for or the conversion of Bonds into, other obligations or securities of the Trustee or any other body corporate formed or to be formed;

                  (4) pursuant to clause 28.2, to consent to any alteration, addition or modification of the Deed which shall be proposed by the Trustee or the Manager;


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                  (5)   to discharge or exonerate the Trustee or the Manager
                        from any liability in respect of any act or omission for which it may become responsible under any Transaction Document relating to the Fund;

                  (6) to authorise the Trustee, the Manager or any other person to concur in and execute and do all such documents, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution; and

                  (7) to direct the Trustee to wind up the Fund following a Financial Default.

            (b) (NO POWER): A meeting of the Bondholders of a Fund shall not have power to, nor shall any resolution submitted to the meeting propose or have the effect of:

                  (1)   removing the Trustee or Manager from office;

                  (2) interfering with the management of the Fund or any other Fund;

                  (3) winding up or terminating the Fund or any other Fund (except as contemplated by clause 24.13(a)(7);

                  (4)   altering the Authorised Investments of the Fund;

                  (5)   altering clauses 22.1 and 22.2; or

                  (6) altering the Interest Payment Dates, Principal Amortisation Dates, Interest Entitlements, Principal Entitlements or the other Supplementary Bond Terms in relation to any Bonds (subject to clause 24.13(a)(3)).

      24.14 EXTRAORDINARY RESOLUTION BINDING ON BONDHOLDERS

            Subject to clause 24.3(b), an Extraordinary Resolution passed at a meeting of the Bondholders of a Fund duly convened and held in accordance with this Deed shall be binding upon all the Bondholders of the Fund whether or not present at such meeting and each of the Bondholders of the Fund, the Trustee and the Manager shall be bound to give effect thereto accordingly.

      24.15 MINUTES AND RECORDS

            Minutes of all resolutions and proceedings at every meeting of the Bondholders of a Fund shall be made and duly entered in the books to be from time to time provided for that purpose by the Trustee and any such minutes as aforesaid if purporting to be signed by the chairman of the meeting at which such resolutions were passed or proceedings transacted or by the chairman of the next succeeding meeting of the Bondholders of the Fund shall be conclusive evidence of the matters therein contained and until the contrary is proved every such meeting in respect of the proceedings of which minutes have been made and signed as aforesaid shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted thereat to have been duly passed and transacted.

      24.16 WRITTEN RESOLUTIONS

            Notwithstanding the preceding provisions of this clause 24, a resolution of the Bondholders of a Fund (including an Extraordinary Resolution) may be passed,


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            without any meeting or previous notice being required, by an instrument or instruments in writing which has or have:

            (a) in the case of a resolution (including an Extraordinary Resolution) of the Bondholders of a Fund, been signed by all Bondholders of the Fund; and

            (b) any such instrument shall be effective upon presentation to the Trustee for entry in the records referred to in clause 24.15.

      24.17 FURTHER PROCEDURES FOR MEETINGS

            Subject to all other provisions contained in this Deed, the Trustee may without the consent of the Bondholders of a Fund prescribe such further regulations regarding the holding of meetings of the Bondholders of a Fund and attendance and voting thereat as the Trustee may in its sole discretion determine including particularly (but without prejudice to the generality of the foregoing) such regulations and requirements as the Trustee thinks reasonable:

            (a) (ENTITLEMENT TO VOTE): so as to satisfy itself that persons who purport to attend or vote at any meeting of the Bondholders of a Fund are entitled to do so in accordance with this Deed; and

            (b) (FORMS OF REPRESENTATIVE): as to the form of appointment of a Representative.

--------------------------------------------------------------------------------
25    PAYMENTS GENERALLY

      25.1  CHEQUE DETAILS

            Any moneys payable by the Trustee to a Bondholder or to a Unitholder under the provisions of this Deed may be paid by:

            (a) (CHEQUE): crossed "not negotiable" cheque in favour of the Bondholder or the Unitholder (as the case may be) and despatched by post to the registered address of the Bondholder or to the address of the Unitholder for the purposes of clause 27; or

            (b) (DIRECT PAYMENT): at the option of the Bondholder (which option may be exercised on an Application for Bonds or a Bond Transfer) or the Unitholder (as the case may be) by direct transfer to a designated bank account in Australia of the Bondholder or the Unitholder.

      25.2  PAYMENTS GOOD DISCHARGE

            Every cheque referred to in clause 25.1(a), if despatched by post in accordance with clause 25.1(a), shall be in full satisfaction of the moneys payable and shall be a good discharge to the Trustee and to the Manager. Neither the Trustee nor the Manager shall be responsible for any moneys which are not credited to the bank account of a Bondholder or a Unitholder if the Trustee's bank has been instructed to effect the direct transfer referred to in clause 25.1(b).

      25.3  TRUSTEE TO PREPARE CHEQUES

            The Trustee will prepare or cause to be prepared all cheques which are to be issued to Bondholders and to Unitholders and stamp the same as required by law.


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            The Trustee will sign (by autographical, mechanical or other means)
            such cheques for despatch on the day on which they ought to be despatched.

      25.4  VALID RECEIPTS

            The receipt of the Trustee for any moneys shall exonerate the person paying the same from all liability to make any further enquiry in relation thereto. Every such receipt shall as to the moneys paid or expressed to be received in such receipt, effectually discharge the person paying such moneys from such liability or enquiry and from being concerned to see to the application or being answerable or accountable for any loss or misapplication of such moneys.

--------------------------------------------------------------------------------
26    TRUSTEE'S AND MANAGER'S POWERS, LIABILITY AND INDEMNITY GENERALLY

      Without prejudice to any indemnity allowed by law or elsewhere herein given to the Trustee or the Manager, it is expressly declared as follows:

      26.1  RELIANCE ON CERTIFICATES

            The Trustee and the Manager shall not incur any liability in respect of any action taken or thing suffered by it in reliance upon any notice, resolution, direction, consent, certificate (including any certificate as to title, or as to any documents held, by an Approved Solicitor), receipt, affidavit, statement, valuation report or other document (including without limitation, any of same submitted or provided by the Manager (in the case of the Trustee only), by the Trustee (in the case only of the Manager) or by any Mortgage Manager) which it has no reason to believe is not genuine, signed by the proper parties and with appropriate authority.

            Without limiting the generality of the foregoing the Trustee may rely upon:

            (a)   (STATEMENTS BY THE MANAGER): a statement by the Manager that:

                  (1)   an investment of the Fund is an Authorised Investment;
                        and

                  (2) a proposed loan will constitute a Loan and that a proposed mortgage will constitute a Mortgage;

            (b) (BOND ISSUE DIRECTIONS): a Bond Issue Direction issued by the Manager; and

            (c) (CERTIFICATES): a certificate by the Manager pursuant to this Deed.

            In preparing any notice, certificate, advice or proposal hereunder (including, without limiting the generality of the foregoing, a Bond Issue Direction) the Trustee and the Manager shall be entitled to assume that each person under any Authorised Investment, Enhancement, Hedge, Mortgage, Loan, Related Security, other Transaction Document or any other deed, agreement or arrangement incidental to any of the foregoing or to any Fund, will perform their obligations thereunder in full by the due date and otherwise in accordance with the terms thereof.

      26.2  TRUSTEE AND MANAGER MAY ASSUME SIGNED DOCUMENTS TO BE GENUINE

            (a) (RELIANCE ON DOCUMENTS): Subject to sub-clause (b):


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                  (1)   (TRUSTEE MAY ASSUME AUTHENTICITY): the Trustee shall be
                        entitled to assume the authenticity and validity of any signature on any application, request or other instrument or document delivered to the Trustee (other than a document executed or purporting to be executed by or on behalf of the Manager, as to which clause 26.3 shall apply);

                  (2) (TRUSTEE NOT LIABLE FOR LOSS ON FORGERIES): the Trustee shall not be in any way liable to make good out of its own resources any loss incurred by any person in the event of any signature on any document being forged or otherwise failing to bind the person whose signature it purports to be or the person on whose behalf it purports to be executed and, if the Trustee becomes liable for such loss, then subject to any right of reimbursement from any other person (including, if the law so provides, the Manager) and subject to this Deed it shall be entitled to reimbursement for the amount of such loss from the relevant Fund;

                  (3) (MANAGER MAY ASSUME AUTHENTICITY): the Manager shall be entitled to rely on the authenticity and validity of any signature on any application, request or other instrument or document delivered to the Manager (other than a document executed or purporting to be executed by or on behalf of the Trustee, as to which clause 26.4 shall apply); and

                  (4) (MANAGER NOT LIABLE FOR LOSS ON FORGERIES): the Manager shall not be in any way liable to make good out of its own resources any loss incurred by any person in the event of any signature on any document being forged or otherwise failing to bind the person whose signature it purports to be or the person on whose behalf it purports to be executed and if the Manager becomes liable for such loss then, subject to any right or reimbursement from any other person (including, if the law so provides, the Trustee) and subject to this Deed, it shall be entitled to reimbursement for the amount of such loss from the relevant Fund.

            (b) (LIMITATIONS ON ASSUMPTIONS WHERE ACTUAL KNOWLEDGE): The Trustee or the Manager shall not be entitled to the benefit of paragraph (a) in relation to an application, request or other instrument or document if it was actually aware that the signature thereon was not genuine and binding.

      26.3  TRUSTEE'S RELIANCE ON MANAGER

            Whenever any certificate, notice, proposal, direction, instruction or other communication is to be given by the Manager to the Trustee, the Trustee may accept as sufficient evidence as to the form and content thereof a document reasonably believed to be signed on behalf of the Manager by any Authorised Signatory of the Manager. The Trustee shall not be responsible for any loss arising from any act, neglect, mistake or discrepancy of the Manager or any officer, employee, agent or delegate of the Manager in preparing any such document or in compiling, verifying or calculating any matter or information contained in any such document, provided that the Trustee is not actually aware that such document is not genuine and correct, whether or not an error in any such


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            information, document, form or list is reproduced by the Trustee in any step taken by it.

      26.4  MANAGER'S RELIANCE ON TRUSTEE

            Whenever any certificate, notice, proposal, direction, instruction or other communication is to be given by the Trustee to the Manager, the Manager may accept as sufficient evidence as to the form and content thereof a document reasonably believed to be signed on behalf of the Trustee by any two Authorised Signatories of the Trustee. The Manager shall not be responsible for any loss arising from any act, neglect, mistake or discrepancy of the Trustee or any officer, employee, agent or delegate of the Trustee in preparing any such document or in compiling, verifying or calculating any matter or information contained in any such document, provided that the Manager is not actually aware that such document is not genuine and correct, whether or not an error in any such information, document, form or list is reproduced by the Manager in any step taken by it.

      26.5  COMPLIANCE WITH LAWS

            The Trustee and the Manager shall not incur any liability to anyone in respect of any failure to perform or to do any act or thing which by reason of any provision of any relevant present or future laws of any place or any ordinance, rule, regulation or by-law made pursuant thereto or of any decree, order or judgment of any competent court or other tribunal, the Trustee and/or the Manager shall be hindered, prevented or forbidden from doing or performing.

      26.6  TAXES

            The Trustee and the Manager shall not be liable to account to any person for any payments made in good faith to any duly empowered Government Agency of any Australian Jurisdiction or any other place for Taxes or other charges upon any of the Funds or upon any Bonds or with respect to any transaction under or arising form this Deed or any other Transaction Document notwithstanding that any such payment ought or need not have been made.

      26.7  RELIANCE ON EXPERTS

            The Trustee and the Manager may act upon the opinion or statement or certificate or advice of or information obtained from the Manager (in the case of the Trustee only), the Trustee (in the case of the Manager only), any Mortgage Manager, barristers of solicitors (whether instructed by the Manager, the Trustee or a Mortgage Manager), bankers, accountants, brokers, valuers and other person believed by it in good faith to be expert or properly informed in relation to the matters upon which they are consulted and the Trustee and the Manager shall not be liable for anything done or suffered by it in good faith in reliance upon such opinion, statement, certificate, advice or information.

      26.8  OVERSIGHTS OF OTHERS

            Subject to this Deed, the Trustee and the Manager shall not be responsible for any act, omission, misconduct, mistake, oversight, error judgment, forgetfulness or want of prudence on the part of the Manager (in the case of the Trustee only), the


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                                                      LGR-SMHL Master Trust Deed


            Trustee (in the case of the Manager only), any Mortgage Manager, any Paying Agent, any Note Trustee, any Security Trustee, any Calculation Agent, any other delegate or agent or other person appointed by the Trustee or the Manager or upon whom the Trustee or the Manager is entitled to rely pursuant to this Deed (other than a Related Body Corporate thereof), attorney, banker, receiver, barrister, solicitor, agent or other person acting hereunder as agent or adviser to the Trustee or the Manager.

      26.9  POWERS, AUTHORITIES AND DISCRETIONS

            Except insofar as herein otherwise expressly provided and in the absence of fraud, negligence or wilful default, the Trustee and the Manager shall not be in any way responsible for any loss (whether consequential or otherwise), costs, damages or inconvenience that may result from the exercise or non-exercise of any powers, authorities and discretions vested in it.

      26.10 IMPOSSIBILITY OR IMPRACTICABILITY

            If for any reason whatsoever it becomes impossible or impracticable to carry out any or all of the provisions of this Deed or any other Transaction Document the Trustee and the Manager shall not be under any liability thereof or thereby except to the extent of their own fraud, negligence or wilful default nor shall either of them incur any liability by reason of any error of law or any matter or thing done or suffered or omitted to be done in good faith by either of them or their respective officers, employees, agents or delegates.

      26.11 DUTIES AND CHARGES

            The Trustee and the Manager shall not be required to effect any transaction or dealing with any Bonds or with any instrument or with all or any part of the Authorised Investments of a Fund on behalf or for the benefit or at the request of any Bondholder or other person unless such Bondholder or other person (as the case may be) shall first have paid in cash or otherwise provided to its satisfaction for all duties, Taxes, Governmental charges, brokerage, transfer fees, registration fees and other charges (whether similar to the foregoing or not) whether in respect of the Bonds or the relevant instrument or all or the relevant part of the Authorised Investments of the relevant Fund or otherwise (herein called collectively "DUTIES AND CHARGES") which have or may become payable in respect of or prior to or upon the occasion of such transaction or dealing provided always that the Trustee and the Manager shall be entitled if it so thinks fit to pay and discharge all or any of such duties and charges on behalf of the Bondholder or other person and to retain the amount so paid of any moneys or property to which such Bondholder or other person may be or become entitled hereunder.

      26.12 LEGAL AND OTHER PROCEEDINGS

            (a) (INDEMNITY FOR LEGAL COSTS): The Trustee and the Manager shall be indemnified out of a Fund for all reasonable in amount and properly incurred legal costs and disbursements (payable on the trustee basis as described in Part 52 Rule 31 of the New South Wales Supreme Court Rules as at the date of this Deed, and, in the case of solicitors' costs, calculated at the solicitors' usual charge out rate) and all other cost,


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                                                      LGR-SMHL Master Trust Deed


                  disbursements, outgoings and expenses incurred by the Trustee and the Manager in connection with:

                  (1) the enforcement or contemplated enforcement of, or preservation of rights under; and

                  (2) without limiting the generality of paragraph (1) above, the initiation, defence, carriage and settlement of any action, suit, proceeding or dispute in respect of,

                  this Deed or any other Transaction Document or otherwise under or in respect of the Fund provided that the enforcement, contemplated enforcement or preservation by the Trustee of the rights referred to in paragraph (1) or the court proceedings referred to in paragraph (2) (other than the defence of any action, suit, proceeding or dispute brought against the Trustee), and the basis of incurring any costs, disbursements, outgoings and expenses in connection therewith by the Trustee:

                  (3) has been approved in advance by the Manager or by an Extraordinary Resolution of the Bondholders of the Fund; or

                  (4) is regarded by the Trustee as necessary to protect the interests of the Bondholders or the Unitholders in relation to the Fund following a breach by the Manager of its obligations hereunder and the Trustee reasonably believes that any delay in seeking an approval under paragraph (3) will be prejudicial to the interests of the Bondholders in relation to the Fund.

            (b) (DEFENCE OF PROCEEDINGS ALLEGING NEGLIGENCE ETC): Each of the Trustee and the Manager shall be entitled to claim in respect of the foregoing indemnity from the relevant Fund for its expenses and liabilities incurred in defending any action, suit, proceeding or dispute in which fraud, negligence or wilful default is alleged or claimed against it, but upon the same being provided, accepted or admitted by it, it shall from its personal assets immediately repay to such Fund the amount previously paid by such Fund to it in respect of such indemnity in relation thereto.

      26.13 NO LIABILITY EXCEPT FOR NEGLIGENCE ETC

            In the absence of fraud, negligence or wilful default, the Trustee and the Manager shall not be liable personally in the event of failure to pay moneys on the due date for payment to any Bondholder, any Unitholder, the Manager (in the case of the Trustee), the Trustee (in the case of the Manager) or any other person or for any loss howsoever caused in respect of any of the Funds or to any Bondholder, any Unitholder, the Manager (in the case of the Trustee), the Trustee (in the case of the Manager) or other person.

      26.14 FURTHER LIMITATIONS ON TRUSTEE'S LIABILITY

            Subject to clauses 15.4 and 26.3, the Trustee shall not be liable:

            (a) (FOR LOSS ON ITS DISCRETIONS): for any losses, costs, liabilities or expenses arising out of the exercise or non-exercise of its discretion or for any other act or omission on its part under this Deed, any other Transaction Document or any other document except where the exercise or non-exercise of any discretion, or any act or omission, by the Trustee, or any of


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                                                      LGR-SMHL Master Trust Deed


                  its officers, employees, agents or delegates, constitutes fraud, negligence or wilful default;

            (b) (FOR LOSS ON MANAGER'S DISCRETIONS): for any losses, costs liabilities or expenses arising out of the exercise or non-exercise of a discretion by the Manager or the act or omission of the Manager except to the extent that it is caused by the Trustee's, or any of its officer's, employee's, agent's or delegate's, fraud, negligence or wilful default; or

            (c) (FOR LOSS ON MANAGER'S DIRECTIONS): for any losses, costs, damages or expenses caused by its acting on any instruction or direction given to it by the Manager under this Deed, any other Transaction Document or any other document except to the extent that it is caused by the Trustee's, or any of it's officers, employee's agent's or delegate's, fraud, negligence or wilful default.

            Nothing in this clause 26.14 alone (but without limiting the operation of any other clause of this Deed) shall imply a duty upon the Trustee to supervise the Manager in the performance of the Manager's functions and duties, and the exercise by the Manager of its discretions, hereunder.

      26.15 FURTHER LIMITATIONS ON THE MANAGER'S LIABILITY

            Subject to clause 26.4, the Manager shall not be liable:

            (a) (FOR LOSS ON ITS DISCRETIONS): for any losses, costs, liabilities or expenses arising out of the exercise or non-exercise of its discretion or for any other act or omission on its part under this Deed, any other Transaction Document or any other document except where the exercise or non-exercise of any discretion, or any act or omission, by the Manager, or any of its officers, employees, agents or delegates, constitutes fraud, negligence or wilful default;

            (b) (FOR LOSS ON TRUSTEE'S DISCRETIONS): for any losses, costs liabilities or expenses arising out of the exercise or non-exercise of a discretion by the Trustee or the act or omission of the Trustee except to the extent that it is caused by the Manager's, or any of its officer's, employee's, agent's or delegate's, fraud, negligence or wilful default; or

            (c) (FOR LOSS ON TRUSTEE'S DIRECTIONS): for any losses, costs, damages or expenses caused by its acting on any instruction or direction given to it by the Trustee under this Deed, any other Transaction Document or any other document except to the extent that it is caused by the Manager's, or any of it's officers, employee's agent's or delegate's, fraud, negligence or wilful default.

            Nothing in this clause 26.15 alone (but without limiting the operation of any other clause of this Deed) shall imply a duty upon the Manager to supervise the Trustee in the performance of the Trustee's functions and duties, and the exercise by the Trustee of its discretions, hereunder.

      26.16 LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT OF INDEMNITY

            (a) (GENERAL PRINCIPLE): Subject to clause 26.16(b), the Trustee shall not be liable to any person (including, without limiting the generality of the foregoing, any Bondholder, Unitholder or the Manager) nor shall any such


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                                                      LGR-SMHL Master Trust Deed


                  person be entitled to enforce any rights against the Trustee, to any greater extent than the Trustee is entitled to recover through its right of indemnity from the Fund to which the liability or rights relate. If any such person does not recover all moneys owing to it pursuant to such liabilities or rights, it may not seek to recover the shortfall by bringing proceedings against the Trustee in its personal capacity or applying to have the Trustee wound-up, or proving in the winding-up of the Trustee unless another creditor has initiated proceedings to wind-up the Trustee.

            (b) (EXCEPTION): Nothing in clause 26.16(a) limits the liability of the Trustee where such liability arises from the fraud, negligence or wilful default of the Trustee or any of its officers or employees.

      26.17 TRUSTEE'S RIGHT OF INDEMNITY

            (a) (INDEMNITY FROM EACH FUND): Subject to this Deed and without prejudice to the right of indemnity given by law to trustees, the Trustee will be indemnified out of each Fund against all losses and liabilities properly incurred by the Trustee in performing any of its duties or exercising any of its powers under this Deed in relation to that Fund.

            (b) (PRESERVATION OF RIGHT OF INDEMNITY): Subject to clause 26.17(c), and without limiting the generality of clause 26.17(a), the Trustee's right to be indemnified in accordance with clause 26.17(a), and to effect full recovery out of a Fund pursuant to such right, will apply in relation to any liabilities to Creditors of the Fund notwithstanding any failure by the Trustee to exercise a degree of care, diligence and prudence required of the Trustee having regard to the powers, authorities and discretions conferred on the Trustee under this Deed or any other act or omission which may not entitle the Trustee to be so indemnified and/or effect such recovery (including, without limitation, fraud, negligence or wilful default).

            (c)   (INDEMNITY IN CERTAIN CIRCUMSTANCES HELD FOR TRUST CREDITORS):
                  Subject to clause 26.17(d), if the Trustee fails to exercise the degree of care, diligence and prudence required of a trustee having regard to the powers, authorities and discretions conferred on the Trustee by this Deed or if any other act or omission occurs which may not entitle the Trustee to be indemnified in accordance with clause 26.17(a) or to effect full recovery out of a Fund (including, without limitation, fraud, negligence or wilful default):

                  (1) the Trustee may not receive or hold or otherwise have the benefit of the indemnity given in clause 26.17(a) otherwise than on behalf of and on trust for Creditors in relation to that Fund; and

                  (2) the Trustee may only be indemnified to the extent necessary to allow it to discharge its liability to Creditors in relation to that Fund.

            (d) (FOREGOING NOT TO LIMIT RIGHTS OF OTHERS): Nothing in clauses 26.17(a) to (c) (inclusive) shall be taken to:

                  (1) impose any restriction upon the right of any Bondholder, any Unitholder, the Manager or any other person to bring an action against the Trustee for loss or damage suffered by reason of the


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                                                      LGR-SMHL Master Trust Deed


                        Trustee's failure to exercise the degree of care, diligence and prudence required of a trustee having regard to the powers, authorities and discretions conferred on the Trustee by this Deed (including, without limitation, fraud, negligence or wilful default); or

                  (2) confer on the Trustee a right to be indemnified out of a Fund against any loss the Trustee suffers in consequence of an action brought against it by reason of the trustee's failure to exercise the degree of care, diligence and prudence required of a Trustee having regard to the powers, authorities and discretions conferred on the trustee by this Deed (including, without limitation, fraud, negligence or wilful default).

            (e) (FOREGOING NOT TO LIMIT TRUSTEE'S DUTY): Nothing in this clause 26.17 shall limit the Trustee's duties and obligations under this Deed or prevent or restrict any determination as to whether there has been, or limit the Trustee's personal liability under this Deed for, a breach of trust or fraud, negligence or wilful default on the part of the Trustee or its officers or employees.

      26.18 TRUSTEE'S INDEMNITY UNDER UCCC

            (a)   (INDEMNITY FROM EACH FUND)

                  Without prejudice to the right of indemnity given by law to trustees, and without limiting any other provision of this Deed, the Trustee will be indemnified out of each Fund, free of any set off or counterclaim, against all UCCC Liability which the Trustee is required to pay personally or in its capacity as trustee of a Fund in performing any of its duties or exercising any of its powers under this Deed in relation to that Fund.

            (b)   (PRESERVATION OF RIGHT AND INDEMNITY)

                  Without limiting the generality of clause 26.18(a), the Trustee's right to be indemnified in accordance with clause 26.18(a), and to effect full recovery out of a Fund pursuant to such a right, will apply notwithstanding any alleged failure by the Trustee to exercise the degree of care, diligence and prudence required of the Trustee having regard to the powers, authorities and discretions conferred on the Trustee under this Deed or any other act or omission which may not entitle the Trustee to be so indemnified and/or effect such recovery (including, without limitation, fraud, negligence or wilful default) and that is not related to the liability.

            (c)   (OVERRIDING)

                  This clause 26.18 overrides any other provision of this Deed.

            (d) The Trustee may only exercise its right of indemnity under this clause if it has first made a claim under the Deed of Indemnity and any such claim is not satisfied within 10 working days of that claim being made.

      26.19 EXTENT OF LIABILITY OF MANAGER

            The Manager shall not be personally liable to indemnify the Trustee or make any payments to any other person in relation to any Fund except that there shall be no


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            limit on the Manager's liability for any fraud, negligence or wilful default by it in its capacity as the Manager of the relevant Fund.

      26.20 RIGHT OF INDEMNITY

            The Manager shall be indemnified out of the relevant Fund in respect of any liability, cost or expense properly incurred by it in its capacity as Manager of the relevant Fund or so incurred by any of its delegates, sub-delegates or agents.

      26.21 CONFLICTS

            Nothing in this Deed shall prevent the Trustee the Manager or any Related Body Corporate or Associate of either of them or the directors or other officers thereof or any other person (all being included unless the context otherwise requires in the expression the "TRUSTEE AND THE MANAGER" where hereafter used in this clause) from subscribing for purchasing, holding, dealing in or disposing of any Bonds, or from otherwise at any time contracting or acting in any capacity as representative or agent or otherwise or entering into any financial, banking, development, insurance, agency, broking or other transaction with, or providing any advice or services for any of the Funds or from being interested in any such contract or transaction or otherwise and the Trustee and the Manager shall not be in any way liable to account to any Bondholder, any Unitholder or any other person or any of them for any profits or benefits (including but without limiting the generality thereof any profit, bank charges, commission, exchange, brokerage and fees) made or derived thereby or in connection therewith and the Trustee and the Manager shall not by reason of any fiduciary relationship be in any way precluded from making any contracts or entering into any transactions with any such person in the ordinary course of the business or from undertaking any banking, financial, development, agency or other services and without prejudice to the generality of these provisions it is expressly declared that such contract and transactions may include any contract or transaction in relation to the placing of or dealing with any investment and the acceptance of any office of profit or any contract of loan or deposits or other contract or transaction which any person or company not being a party to this Deed could or might have lawfully entered into if not a party to this Deed and the Trustee and the Manager shall not be accountable to Bondholders, Unitholders or any other person for any profits arising form any such contracts, transactions or offices.

      26.22 TRUSTEE NOT OBLIGED TO INVESTIGATE THE MANAGER ETC

            The Trustee shall be responsible only for so much of the Authorised Investments, and the income and proceeds emanating therefrom as may be actually transferred or paid to it and the Trustee is hereby expressly excused from taking any action or actions to investigate the accounts management control or activities of the Manager, any Mortgage Manager or any other person or to inquire into or in any manner question or bring any action suit or proceeding or in any other manner whatsoever seek to interfere with the management control or activities (including the exercise or non-exercise of powers and discretions) of any of such persons or in any other manner whatsoever seek to remove from office any of such persons or take any steps or bring any action suit or proceedings or in any other manner whatsoever seek to vary amend delete from or add to this Deed or other


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                                                      LGR-SMHL Master Trust Deed


            instrument establishing the Funds, or wind up any of such persons or vest the Funds.

      26.23 INDEPENDENT INVESTIGATION OF CREDIT

            (a) The Trustee and the Manager shall be entitled to assume that each Bondholder has, independently and without reliance on the Trustee, the Manager or any other Bondholder, and based on such documents and information as each has deemed appropriate, made its own investigations in relation to the Bonds, the Trustee, the Manager and the provisions of this Deed and any other Transaction Document.

            (b) Each Bondholder agrees that it will, independently and without reliance on the Trustee, the Manager or any other Bondholder and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions as to all matters relating to this Deed and any other Transaction Document.

      26.24 INFORMATION

            Except for notices and other documents and information (if any) expressed to be required to be furnished to any person by the Trustee under this Deed or any other Transaction Document, the Trustee shall not have any duty or responsibility to provide any person (including, without limitation, any Bondholder or Unitholder but not including the Manager) with any credit or other information concerning the affairs, financial condition or business of any of the Funds.

      26.25 WILFUL DEFAULT DEFINED

            (a) For the purposes of this Deed the expression "wilful default" in relation to the Trustee, means a wilful default of this Deed by the Trustee:

                  (1)   other than a default which:

                        (A) arises out of a breach of a Transaction Document by a person other than the Trustee or any person referred to in paragraph (b) in relation to the Trustee;

                        (B) arises because some other act or omission is a precondition to the relevant act or omission of the Trustee, and that other act or omission does not occur;

                        (C) is in accordance with a lawful court order or direction or is required by law; or

                        (D) is in accordance with an instruction or direction given to it by any person in circumstances where that person is authorised to do so by any Transaction Document; and

                  (2) in circumstances where had it not committed that default it would have been entitled to recoupment, reimbursement or a right of indemnity for its costs and expenses (if any) in complying with this Deed from the Fund.

            (b) A reference to the "fraud", "negligence" or "wilful default" of the Trustee means the fraud, negligence or wilful default of the Trustee and of its officers or employees, but not of its agents or delegates, unless the Trustee


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                                                      LGR-SMHL Master Trust Deed


                  is liable for the acts or omissions of such other person under the terms of this Deed.

--------------------------------------------------------------------------------
27    NOTICES

      27.1  NOTICES GENERALLY

            Subject to clause 27.2, every notice, certificate, request, direction, demand or other communication of any nature whatsoever required to be served, given or made under or arising from this
            Deed:

            (a)   shall be in writing in order to be valid;

            (b) shall be deemed to have been duly served, given or made in relation to a party if it is:

                  (1) delivered to the address of that party set out in sub-paragraph (e) (or at such other address as may be notified in writing by that party to the other party from time to time); or

                  (2)   posted by prepaid registered post to such address; or

                  (3) sent by facsimile to the facsimile number set out in sub-paragraph (e) (or to such other number as may be notified in writing by that party to the other party from time to time);

            (c) shall be sufficient if executed by the party giving, serving or making the same or on its behalf by any two then Authorised Signatories of such party;

            (d)   shall be deemed to be given, served or made:

                  (1) (in the case of prepaid registered post within Australia) within 3Banking Days of posting;

                  (2) (in the case of prepaid international registered post) within 7 Banking Days of posting;

                  (3) (in the case of facsimile) on receipt of a transmission report confirming successful transmission; and

                  (4)   (in the case of delivery by hand) on delivery;

            (e) the addresses and facsimile numbers for service of notices as referred to in sub-paragraph (b) of this clause are as follows:

                  (1)   Where the Trustee is the recipient:

                        By mail or hand delivery:

                        Perpetual Limited
                        Level 12, 123 Pitt Street
                        SYDNEY  NSW  2000

                        By facsimile: (02) 9221 0920

                        In all cases marked to the attention of the Head of Debt Markets/Manager - Securitisation

                  (2)   Where the Manager is the recipient:


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                                                      LGR-SMHL Master Trust Deed


                        By mail or hand delivery:

                        ME Portfolio Management Limited
                        Level 17,
                        360 Collins Street
                        MELBOURNE VIC 3000
                        By facsimile: (03) 9605 6200

                        In all cases marked to the attention of the Manager - Capital Markets

                  (3)   Where the Income Unitholder is the recipient:

                        By mail or hand delivery:

                        (A)   where P.T. Limited is the Income Unitholder:

                              P.T. Limited
                              Level 12
                              123 Pitt Street
                              SYDNEY  NSW  2000

                              By facsimile: (02) 9221 0920

                              In all cases marked to the attention of the Head of Debt Markets/Manager - Securitisation

                        (B) otherwise - to the address specified in the Register

                  (4)   Where the Residual Capital Unitholder is the recipient:

                        By mail or hand delivery:

                        (A) where ME Portfolio Management Limited is the Residual Capital Unitholder:

                              ME Portfolio Management Limited
                              Level 17
                              360 Collins Street
                              MELBOURNE VIC 3000

                              By facsimile: (03) 9605 6200

                              In all cases marked to the attention of the Manager - Capital Markets

                        (B) otherwise - to the address specified in the Register.

      27.2  NOTICES TO BONDHOLDERS

            A notice, request or other communication by the trustee or the Manager to Bondholders shall be deemed to be duly given or made by an advertisement placed on a Banking Day in the Australian Financial Review (or other nationally distributed newspaper).

      27.3  NOTICES TO DESIGNATED RATING AGENCIES

            The Manager shall provide a copy of each notice, request or other communication by the Trustee or the Manager to Bondholders in a Rated Fund to each Designated Rating Agency (if any) for the Rated Fund as from time to time agreed in writing


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                                                      LGR-SMHL Master Trust Deed


            with that Designated Rating Agency. Where a Transaction Document requires a notice to be given to a Designated Rating Agency, that requirement constitutes an agreement in writing for the purposes of this clause 27.3.

      27.4  ADDITIONAL MATERIALS TO EACH DESIGNATED RATING AGENCY

            Without limiting the operation of clause 27.3, the Manager shall provide each Designated Rating Agency of a Fund with such additional reports, materials and other information as specified in the Supplementary Bond Terms in relation to the Fund or as may from time to time be agreed between the Manager and the Designated Rating Agency.

--------------------------------------------------------------------------------
28    AMENDMENT

      28.1  AMENDMENT BY TRUSTEE

            The Trustee may with the written approval of the Manager by way of supplemental deed alter, add to or modify this Deed (including this clause 28 other than the words in brackets hereinafter appearing) in respect of any one or more Funds (other than clauses 22.1 and 22.2 insofar as they relate to a then constituted Fund) so long as such alteration, addition or modification either complies with clause
            28.2 or is:

            (a) (CORRECT MANIFEST ERROR): to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

            (b) (COMPLY WITH LAW): in the opinion of the Trustee necessary to comply with the provisions of any statute or regulation or with the requirements of any Government Agency;

            (c) (CHANGE IN LAW): in the opinion of the Trustee appropriate or expedient as a consequence of an amendment to any statute or regulation or altered requirements of any Government Agency (including, without limiting the generality of the foregoing, an alteration, addition or modification which is in the opinion of the Trustee appropriate or expedient as a consequence of the enactment of a statute or regulation or an amendment to any statute or regulation or ruling by the Commissioner or Deputy Commissioner of Taxation or any governmental announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to any of the Funds);

            (d) (NOT YET CONSTITUTE FUND): to apply only in respect of a Fund not yet constituted hereunder;

            (e) (TO ENSURE NON-REGISTRATION): necessary to ensure that this Deed is required to be registered with or approved by any Government Agency in any Australian jurisdiction; or

            (f) (NOT PREJUDICIAL TO EXISTING BONDHOLDERS OR UNITHOLDERS): in the reasonable opinion of the Trustee neither prejudicial nor likely to be prejudicial to the interests of the Bondholders or Unitholders in respect of a then constituted Fund (in the case of an alteration, addition or modification affecting that
                  Fund).


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                                                      LGR-SMHL Master Trust Deed


      28.2  AMENDMENT WITH CONSENT

            Where in the reasonable opinion of the Trustee a proposed alteration, addition or modification to this Deed, save and except an alteration, addition or modification referred to in clauses 28.1(a), (b), (c), (d) or (e), is prejudicial or likely to be prejudicial to the interests of the Bondholders or Unitholders in a particular then constituted Fund such alteration, addition or modification may only be effected by the Trustee with the prior consent of the Bondholders in the Fund or with the prior written consent of the Unitholders (as the case may be).

      28.3  COPY OF AMENDMENTS TO BONDHOLDERS

            The Trustee shall upon request by a Bondholder, provide the Bondholder with a copy of the supplemental deed effecting any alteration, addition or modification to this Deed.

      28.4  COPY OF AMENDMENTS IN ADVANCE TO DESIGNATED RATING AGENCIES

            The Manager shall provide a copy of a proposed alteration, addition or modification to this Deed, and to any document in relation to a Rated Fund agreed in writing with a Designated Rating Agency, to each Designated Rating Agency (if any) for the Rated Fund at least 5 Banking Days (or such period as may from time to time be agreed by the Manager with the Designated Rating Agency) prior to the same taking effect.

--------------------------------------------------------------------------------
29    MISCELLANEOUS

      29.1  DATA BASE TO BE RETAINED AS CONFIDENTIAL

            Each of the Trustee and the Manager shall retain as confidential to itself the Data Base in so far as the same is held by it and shall not disclose the same to any other person (including any of its Related Bodies Corporate) except:

            (a) (TRANSACTION DOCUMENTS) as permitted or required by any Transaction Document or necessary for any party to a Transaction Document (including the Trustee, the Manager and any Mortgage Manager) to perform its respective duties and obligations thereunder;

            (b) (ENFORCEMENT): as required for the enforcement or attempted enforcement of any Transaction Document, Loan, Mortgage or Related Security;

            (c) (PROFESSIONAL ADVISERS): to any professional adviser, delegate, agent or sub-agent of the Trustee, the Manager or any Mortgage Manager under a power contained in a Transaction Document;

            (d) (OFFICERS): to the officers, employees and directors of the trustee, the Manager or any Mortgage Manager made in the performance by the Trustee, the Manager or any Mortgage Manager respectively of its duties and obligations under the Transaction Documents or at law;

            (e) (AUDITORS): to the Auditor of any Fund or as required by the Auditor of any Fund; or

            (f) (LAW): as required by law or by any Government Agency or by listing rules of the Australian Stock Exchange Limited.


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                                                      LGR-SMHL Master Trust Deed

      29.2  CERTIFICATES BY MANAGER

            Any statement or certificate by the Manager in relation to any act, matter, thing or state of affairs in relation to any of the Funds, this Deed or any other Transaction Document shall, in the absence of manifest error be final, be binding and conclusive upon the Trustee, the Unitholders, the Bondholders and all other person.

      29.3  WAIVERS, REMEDIES CUMULATIVE

            Save as provided in this Deed, no failure to exercise and no delay in exercising on the part of the Trustee or the Manager of any right, power or privilege under this Deed shall operate as a waiver, nor shall any single or partial exercise of any right power or privilege preclude any other or further exercise of such right power or privilege, or the exercise of any other right, power or privilege.

      29.4  RETENTION OF DOCUMENTS

            All Applications for Bonds, cancelled Bond Registration Confirmation, bond Transfers and instruments of transmission shall be retained by the Manager for a period of seven years but on the expiration of seven years from the date of any such document the same may be destroyed.

      29.5  GOVERNING LAW

            This Deed shall be governed by and construed in accordance with the laws of the State of New South Wales.

      29.6  JURISDICTION

            (a) Each of the Trustee, the Manager, the Unitholders and the Bondholders irrevocably submits to and accepts, generally and unconditionally, the non-exclusive jurisdiction of the courts and appellate courts of the State of New South Wales with respect to any legal action or proceedings which may be brought at any time relating in any way to this Deed.

            (b) Each of the Trustee, the Manager, the Unitholders and the Bondholders irrevocably waives any objection it may now or in the future have to the venue of any such action or proceedings and any claim it may now or in the future have that any such action or proceeding has been brought in an inconvenient forum.

      29.7  SEVERABILITY OF PROVISIONS

            In the event that any provision of this Deed is prohibited or unenforceable in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Deed or affecting the validity or enforceability of such provision in any other jurisdiction.

      29.8  COUNTERPARTS

            This Deed may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.


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                                                      LGR-SMHL Master Trust Deed


      29.9  INSPECTION OF THIS DEED

            The Unitholders and the Bondholders may inspect a copy of this Deed at the office of the Manager during normal business hours, but shall not be entitled to a copy thereof.


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                                                      LGR-SMHL Master Trust Deed
--------------------------------------------------------------------------------

SCHEDULE 1 - APPLICATION FOR BONDS

The Superannuation Member's Home Loans [Origination/Securitisation] Fund No.
[  ]


To:   Perpetual Limited, ABN 86 000 431 827 (the "TRUSTEE")

      and

      ME Portfolio Management Limited, ABN 79 005 964 134 (the "MANAGER").


From: .................................................... (ACN/ABN          )
                    (Name)

      of .................................................. (the "APPLICANT").
                  (Address)


APPLICATION

The Applicant hereby applies for the following Bonds (the "BONDS") to be issued by the Trustee as trustee of the Superannuation Members' Home Loans [Origination/Securitisation] Fund No. [ ] (the "FUND") pursuant to the Master
Trust Deed dated [        ] (as amended from time to time) establishing the
Superannuation Members' Home Loans Trusts (the "TRUST DEED"):

1.    The Bonds applied for are:


2.    The amount of Bonds applied for is:


APPLICANT BOUND

The Applicant agrees that the Bonds will be issued subject to, and agrees to be bound by, the provisions of the Trust Deed, the Supplementary Bond Terms appearing in the Register in relation to the Bonds [and the Security Trust Deed
dated [      ] in relation to the Fund].

ACKNOWLEDGMENT BY APPLICANT

The Applicant acknowledges that the liability of the trustee to make payments in respect of the Bonds is limited to its right of indemnity from the assets of the Fund from time to time available to make such payments pursuant to the Trust Deed.

The Applicant further acknowledges that it has independently and without reliance on the Trustee, the Manager or any other person (including without reliance on any materials prepared or distributed by any of the foregoing) made its own assessment and investigations regarding its investment in the Bonds.


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                                                      LGR-SMHL Master Trust Deed


GENERAL

Payment due under the Bonds should be made by cheque posted to the above address to the credit of the following account:

      Name of Bank:
      Address of Bank:
      Account Details:
      Account No.:
      Name of Account:

A marked Bond Transfer of the abovementioned Bonds is required: Yes/No.

Applicant's Tax File Number:

INTERPRETATION

Each expression used in this application for Bonds that is not defined herein has the same meaning as in the Trust Deed.

Dated:

SIGNED:.......................

* Where the Applicant is a trustee, this Application for Bonds must be completed in the name of the trustee and signed by the trustee without reference to the trust.

* Where this Application for Bonds is executed by a corporation, it must be executed either under common seal or under a power of attorney.

* If this Application for Bonds is signed under a power of attorney, the attorney hereby certifies that it has not received notice of revocation of that power of attorney. A certified copy of the power of attorney must be lodged with this Application for Bonds.


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                                                      LGR-SMHL Master Trust Deed
--------------------------------------------------------------------------------

SCHEDULE 2 - BOND REGISTRATION CONFIRMATION

The Superannuation Members' Home Loans [Origination/Securitisation] Fund No.
[  ]


Name:

[Class]:

Outstanding Principal Balance (as at the date hereof):

Interest Rate:

Interest Payment Dates:

[Principal Amortisation Dates]:

Final Maturity Date:





This confirms that:

Bondholder:

ACN/ABN (if applicable):

Address:


appears in the Register as the holder of the abovementioned Bonds (the "BONDS").

The Bonds are issued by Perpetual Limited, ABN 86 000 431 827 (the "TRUSTEE") in its capacity as trustee of the abovementioned Fund (the "FUND") pursuant to a
Master Trust Deed dated [         ] (as amended from time to time) establishing
the Superannuation Members' Home Loans Trusts (the "TRUST DEED").

The Bonds are issued subject to the provisions of the Trust Deed, the Supplementary Bond Terms in relation to the Bonds [and the Security Trust Deed
dated [         ] in relation to the Fund]. A copy of the Trust Deed, the
Supplementary Bond Terms [and the Security Trust Deed] are available for inspection by Bondholders at the offices of ME Portfolio Management Limited, ABN
79 005 964 134 (the "MANAGER") at [        ].

The Trustee's liability to make payments in respect of the Bonds is limited to its right of indemnity from the assets of the Fund from time to time available to make such payments pursuant to the Trustee Deed. All claims against the Trustee in relation to the Bonds may only be satisfied out of the assets of the Fund except in the case of (and to the extent of) any fraud, negligence or wilful default on the part of the Trustee or its officers, employees, agents or delegates. The Trustee shall not be liable to satisfy any obligation or liabilities from its personal assets except (and to the extent) of any fraud, negligence or wilful default on the part of the Trustee or its officers, employees, agents or delegates. Neither the Trustee nor the Manager guarantees the payment of interest or the repayment of principal due on the Bonds.

This Bond Registration Confirmation is not a certificate of title and the Register is the only conclusive evidence of the abovementioned Bondholder's entitlement to Bonds.


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                                                      LGR-SMHL Master Trust Deed


Transfers of Bonds must be pursuant to a Bond Transfer in the form contained in
Schedule 4 to the Trust Deed (copies of which are available from the trustee at its abovementioned address). Executed Bond Transfers must be submitted to the Trustee.

Each expression used in this Bond Registration Confirmation that is not defined herein has the same meaning as in the Trust Deed.


Date:

For and on behalf of Perpetual Limited


..............................                       ............................
Authorised Signatory                                Authorised Signatory


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                                                      LGR-SMHL Master Trust Deed


--------------------------------------------------------------------------------
SCHEDULE 3 - SECURITISATION FUND BOND ISSUE DIRECTION

TO:   Perpetual Limited, ABN 86 000 431 827 (the "TRUSTEE").

FROM: ME Portfolio Management Limited, ABN 79 005 964 134 (the "MANAGER").


1     PROPOSAL TO ISSUE BONDS

Pursuant to clause 7.2 of the Trust Deed dated [       ] (as amended from time
to time) establishing the Superannuation Members' Home Loans Trusts (the "TRUST
DEED) the Manager hereby proposes and directs in this Securitisation Fund Bond
Issue Direction (the "BOND ISSUE DIRECTION") that the Trustee on [      ] (the
"BOND ISSUE DATE") will issue as trustee of the Superannuation members' Home
Loan Securitisation Fund no. [      ] (the "SECURITISATION FUND") the Bonds
specified below (the "PROPOSED BONDS"):

(a) The name(s), total principal amount, currency, total number and Subscription Amount of the proposed Bonds are as follows:

      (1)   name(s):

      (2)   total principal amount:

      (3)   total number:

      (4)   Subscription Amount:

(b) The proposed Bonds [will/will not] constitute a Class separate from any other Bonds previously issue by the Trustee as trustee of the Securitisation Fund or from any other proposed Bonds referred to in this Bond Issue Direction.

(c)   [The details of each Class are as follows:

      (here specify information in (1) above for each Class)]

2     PORTFOLIO OF MORTGAGES TO BE HELD BY THE TRUSTEE FOR THE SECURITISATION
      FUND

The Portfolio of Mortgages to be held by the Trustee as trustee of the Securitisation Fund pursuant to clause 7.8(f)(2) of the Trust Deed are specified in Annexure "A" hereto and currently form part of the [refer to the relevant Origination or Securitisation Fund] (the "OLD FUND").

3     PROCEEDS OF ISSUE

For the purposes of clause 7.3(a)(6) of the Trust Deed, the Trustee shall hold the amount of [$ ] as trustee of the Old Fund from the proceeds of the issue of the proposed Bonds pursuant to clause 7.8(f)(1) of the Trust Deed.

4     SECURITY TRUST DEED, ENHANCEMENTS AND HEDGES

For the purposes of clause 7.3(a)(7) of the Trust Deed:

(a) (a) A Security Trust Deed for the Securitisation Fund [must/need not] be put in place prior to the Bond Issue Date.

(b) (b) The following Enhancements and Hedges must be effected prior to the Bond Issue Date:


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                                                      LGR-SMHL Master Trust Deed


5     SUPPLEMENTARY BOND TERMS

The Supplementary Bond Terms for the proposed Bonds (each Class of the proposed Bonds] are contained [in the attached duly completed Supplementary Bond Terms Notice/in the Supplementary Bond Terms Notice attached to the Securitisation Fund Bond Issue Direction dated [ ]].

6     MANAGER'S CERTIFICATIONS

For the purposes of clause 7.7(a) of the Trust Deed, but subject to the Trust Deed, the Manager certifies to the Trustee that:

(a) This Bond Issue Direction, and each accompanying Supplementary Bond Terms Notice, complies with the Trust Deed.

(b) To the best of the Manager's knowledge, the details of the Portfolio of Mortgages in Annexure "A" conform with the details in the Register in respect of that Portfolio of Mortgages.]

7     INTERPRETATION

Each expression used in this Bond Issue Direction that is not defined herein has the same meaning as in the Trust Deed.


Dated:


For and on behalf of ME Portfolio Management Limited






..............................                       ............................
Authorised Signatory                                Authorised Signatory


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                                                      LGR-SMHL Master Trust Deed


--------------------------------------------------------------------------------
SCHEDULE 4 - BOND TRANSFER AND ACCEPTANCE

The Superannuation Members' Home Loans [Origination/Securitisation]
Fund No. [    ]

                                                                         -------
To:   Perpetual Limited                                     Registry       Date
      ABN 86 000 431 827 (the "TRUSTEE")                      Use         Lodged
                                                              Only          / /
                                                                         -------

                                                  ------------------------------
TRANSFEROR
                                                  ------------------------------
(Full Name, ACN/ABN (if applicable) and Address)


                                                  ------------------------------
(Please Print)
                                                  ------------------------------

                                                  ------------------------------
HEREBY APPLIES TO ASSIGN AND TRANSFER TO
                                                  ------------------------------
TRANSFEREE

                                                  ------------------------------
(Full Name, ACN/ABN (if applicable) and Address)


                                                  ------------------------------
(Please Print)
                                                  ------------------------------

                                                  ------------------------------
                                                  and its/their executors,
                                                  administrators or assigns

The following Bonds in the Superannuation Members' Home Loans
[Origination/Securitisation] Fund No. [   ]

Number of Bonds:

Name:

[Class]:

[Face Value/Outstanding Principal Balance]:

Interest Payment Dates:

[Principal Amortisation Dates]:

Final Maturing Date:                /  /

                                                        -----------------
                                                        Settlement Amount

                                                        $
                                                        -----------------

and all my/our/its property and interests in rights to same and tot he interest accrued thereon.


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                                                      LGR-SMHL Master Trust Deed


TRANSFEROR _____________________________________________________________________
(Signature: see Notes)


WITNESS ___________________________________________________ Date  /  /


TRANSFEREE _____________________________________________________________________
(Signature: see Notes)


WITNESS ___________________________________________________ Date  /  /


PAYMENTS

(Tick where appropriate)
--------------------------------------------------------------------------------
   In accordance with existing instructions (existing holders only)

   By cheque posted to the above address     By credit to the following  account
                                           in Australia and the name of the
                                           Transferee only

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tax File Number (if applicable):
--------------------------------------------------------------------------------

Authorised Signature of Transferee ___________________________ Date  /  /


NOTES:

o The Transferor and the Transferee acknowledge that the transfer of the Bonds specified in this Transfer and Acceptance (the "BONDS") shall only take effect on the entry of the Transferee's name in the Register as the registered owner of the Bonds.

o     The Transferee agrees to accept the Bonds subject to the provisions of the
      Master Trust Deed dated [      ] (as amended from time to time)
      establishing the Superannuation Members' Home Loans Trusts (the "TRUST DEED"), the Supplementary Bond Terms appearing in the Register in relation
      to the Bonds [and the Security Trust Deed dated [        ] in relation
      thereto].

o The Transferee acknowledges that it has independently and without reliance on the Trustee, ME Portfolio Management Limited, ABN 79 005 964 134 (the "MANAGER") or any other person (including without reliance on any materials prepared or distributed by any of the foregoing) made its own assessment and investigations regarding its investment in the Bonds.


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                                                      LGR-SMHL Master Trust Deed


o The Trustee's liability to make payments in respect of the bonds is limited to its right of indemnity from the assets of the abovementioned Fund from time to time available to make such payments pursuant to the Trust Deed.

o Where the Transferor and/or the Transferee is a trustee, this Bond Transfer must be completed in the name of the trustee and signed by the trustee without reference to the trust.

o Where this Bond Transfer is executed by a corporation, it must be executed either under common seal or under a power of attorney.

o If this Transfer and Acceptance is signed under a power of attorney, the attorney hereby certifies that it has not received notice of revocation of that power of attorney. A certified copy of the power of attorney must be lodged with this Bond Transfer.

o     This Bond Transfer must be lodged with the Trustee for registration.

o The Register will be closed from the close of business on the banking day which is 5 clear banking days prior to, and will be re-opened at the commencement of business on the banking day immediately after, each Interest Payment Date, each Principal Amortisation Date and the Final Maturity Date of the Bonds. The Trustee may with prior notice given in the manner specified in the Trust Deed, close the Register at other times. The total period that the Register may be closed will not exceed 30 banking days (or such other period agreed to by the Manager) in aggregate in any calendar year. No Bond Transfer received after 4.00 pm Sydney time on the day of closure of the Register or whilst the Register is closed will be registered until the Register is re-opened.

o If the Transferee is a non-resident for Australian taxation purposes, withholding tax will be deducted from all interest payments unless an exemption is provided to the Trustee.

o     [Insert any restrictions on the transfer of Bonds.]

o     Marking where clause 8.15 applies

The Trustee hereby certifies that the Transferor is inscribed in the Register as the holder of the Bonds specified in this Bond Transfer and that it will not register any transfer of such Bonds other than pursuant to this Bond Transfer before [insert date].


Dated:


For and on behalf of Perpetual Limited







..............................                       ............................
Authorised Signatory                                Authorised Signatory


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                                                      LGR-SMHL Master Trust Deed


--------------------------------------------------------------------------------
SCHEDULE 5 - NOTICE OF CREATION OF A SECURITISATION FUND

To:   Perpetual Limited, ABN 86 000 431 827 (the "TRUSTEE")


From: ME Portfolio Management Limited, ABN 79 005 964 134 (the "MANAGER")


Pursuant to clause 4.2(a)(1) of the Master Trust Deed dated [       ] between
the Trustee and the Manager establishing the Superannuation Members' Home Loans Trusts (as amended from time to time) (the "TRUST DEED") the Manager hereby gives notice of the creation of a Securitisation Fund under the Trust Deed to be known as the "Superannuation Members' Home Loans Securitisation Fund No. [
]" (the "SECURITISATION FUND") [or such other name as the Manager and the Trustee have agreed pursuant to clause 4.3(b) of the Master Trust Deed].

For the purposes of clause 4.1 of the Trust Deed this Notice of Creation of a Securitisation Fund is accompanied by:

(a)   on behalf of [         ] (the "INCOME UNITHOLDER"), [$1.00] in accordance
      with clause 4.1(a)(3) of the Trust Deed and clause 3.6(a) of Schedule 10 of the Trust Deed and the Manager directs the Trustee to issue the Income Unit[s] to the Income Unitholder in the Securitisation Fund; and

(b)   on behalf of [         ] (the "RESIDUAL CAPITAL UNITHOLDER"), [$100] in
      accordance with clause 4.2(a)(2) of the Trust Deed and clause 3.6(b) of
      Schedule 10 of the Trust Deed and the Manager directs the Trustee to issue the Residual Capital Unit[s] to the Residual Capital Unitholder in the Securitisation Fund.



Dated:


For and on behalf of ME Portfolio Management Limited.






..............................                       ............................
Authorised Signatory                                Authorised Signatory


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                                                      LGR-SMHL Master Trust Deed


--------------------------------------------------------------------------------
SCHEDULE 6 - MORTGAGE TRANSFER PROPOSAL

To:   Perpetual Limited, ABN 86 000 431 827 (the "TRUSTEE").


From: ME Portfolio Management Limited, ABN 79 005 964 134 (the "MANAGER").


Pursuant to clause 10.9(a) of the Master Trust Deed dated [       ] (as amended
from time to time) establishing the Superannuation Members' Home Loans Trusts
(the "TRUST DEED") the Manager hereby proposes that the Trustee on [      ] (the
"TRANSFER DATE") substitute the Mortgages currently held by it as trustee of the Superannuation Members' Home Loans [Origination/Securitisation] Fund no [
] and referred to in Part A below (the "OUTGOING MORTGAGE") with another Mortgage or Mortgages which currently is [are] held by [ ] as Mortgage Manager and referred to in Part B below (the "SUBSTITUTE MORTGAGE").


PART A:  THE OUTGOING MORTGAGE

The details of the Outgoing Mortgage are as follows:

LOAN NO.   FACE VALUE    MATURITY    RATE OF      CORRESPONDING    CORRESPONDING
                          DATE       INTEREST         HEDGE         ENHANCEMENT





PART B: THE SUBSTITUTE MORTGAGE(S)

The details of the Substitute Mortgage(s) are as follows:

LOAN NO.   FACE VALUE    MATURITY    RATE OF      CORRESPONDING    CORRESPONDING
                          DATE       INTEREST         HEDGE         ENHANCEMENT





Each expression used in this Mortgage Transfer Proposal that is not defined herein has the same meaning as in the Trust Deed.


Date:


For and on behalf of ME Portfolio Management Limited.




..............................                       ............................
Authorised Signatory                                Authorised Signatory


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                                                      LGR-SMHL Master Trust Deed


--------------------------------------------------------------------------------
SCHEDULE 7 - NOTICE OF CREATION OF AN ORIGINATION FUND

To:   Perpetual Limited, ABN 086  431 827 (the "TRUSTEE")


From: ME Portfolio Management Limited, ABN 79 005 964 134 (the "MANAGER")


Pursuant to clause 3.3(a)(1) of the Master Trust Deed dated [       ] between
the Trustee and the Manager establishing the Superannuation Members' Home Loans Trusts (as amended from time to time) (the "TRUST DEED") the Manager hereby gives notice of the creation of an Origination Fund under the Trust Deed to be
known as the "Superannuation Members' Home Loans Origination Fund [      ]" (the
"ORIGINATION FUND") [or such other name as the Manager and the Trustee have agreed pursuant to clause 3.4(b) of the Master Trust Deed'.

This Notice of Creation of an Origination Fund is accompanied by [$1.00] on
behalf of [        ] (the "INCOME UNITHOLDER"), in accordance with clause
3.3(a)(3) of the Trust Deed and clause 3.5(a) of Schedule 10 of the Trust Deed and the Manager directs the Trustee to issue the Income Unit[s] to the Income Unitholder in the Origination Fund.

This Notice of Creation of an Origination Fund is also accompanied by [$100] on
behalf of [        ] (the "RESIDUAL CAPITAL UNITHOLDER"), in accordance with
clause 3.3(a)(2) of the Trust Deed and clause 3.5(b) of Schedule 10 of the Trust Deed and the Manager directs the Trustee to issue the Residual Capital Unit[s] to the Residual Capital Unitholder in the Origination Fund..



Dated:


For and on behalf of the ME Portfolio Management Limited.





..............................                       ............................
Authorised Signatory                                Authorised Signatory


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                                                      LGR-SMHL Master Trust Deed


--------------------------------------------------------------------------------
SCHEDULE 8 - ORIGINATION FUND BOND ISSUE DIRECTION



To:   Perpetual Limited, ABN 86 000 431 827 (the TRUSTEE).

From: ME Portfolio Management Limited, ABN 79 005 964 134 (the MANAGER).

1     PROPOSAL TO ISSUE BONDS

Pursuant to clause 7.1 of the Master Trust Deed dated [          ] (as amended
from time to time) establishing the Superannuation Members' Home Loans Trusts (the TRUST DEED) the Manager hereby proposes and directs in this Origination Fund Bond Issue Direction (the BOND ISSUE DIRECTION) that the Trustee [on [
      ] (the BOND ISSUE DATE)/during the period [         ] (the SUBSCRIPTION
PERIOD) will issue as trustee of the Superannuation Members' Home Loans
Origination Fund [       ] (the ORIGINATION FUND) the Bonds specified below (the
PROPOSED BONDS):

(a) The name(s), total principal amount, total number, Subscription Amount and the portion of the Subscription Amount payable on the Bond Issue Date, of the proposed Bonds are as follows:

      (1)   name(s):

      (2)   total principal amount:

      (3)   total number:

      (4)   Subscription Amount:

      (5)   the portion of the Subscription Amount payable on the issue of the
            Bonds:

(b) The proposed Bonds [will/will not] constitute a Class separate from any other Bonds previously issued by the Trustee as trustee of the Origination Fund or from any other proposed Bonds referred to in this Bond Issue Direction.

[The details of each Class are as follow:

(here specify information in (a) above for each Class)]

2     SECURITY TRUST DEED, ENHANCEMENTS AND HEDGES

For the purposes of clause 7.3(a)(6) of the Trust Deed:

(a) A Security Trust Deed for the Origination Fund [must/need not] be put in place prior to the [Bond Issue Date/commencement of the Subscription period].

(b) The following Enhancements and Hedges must be effected prior to the [Bond Issue Date/commencement of the Subscription Period]:

3     SUPPLEMENTARY BOND TERMS

The Supplementary Bond Terms for the proposed Bonds [each Class of the proposed Bonds] are contained [in the attached duly completed Supplementary Bond Terms Notice/in the Supplementary Bond Terms Notice attached to the Bond Issue
Direction dated [       ]].

4     [MANAGER'S CERTIFICATION

For the purpose of clause 7.7(a) of the Trust Deed, the Manager certifies to the Trustee that this Bond Issue Direction, and each accompanying Supplementary Bond Terms Notice, complies with the Trust Deed.]


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                                                      LGR-SMHL Master Trust Deed


5     INTERPRETATION

Each expression used in this Bond Issue Direction that is not defined herein has the same meaning as in the Trust Deed.





Dated:


For and on behalf of ME Portfolio Management Limited





..............................                       ............................
Authorised Signatory                                Authorised Signatory


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                                                      LGR-SMHL Master Trust Deed


--------------------------------------------------------------------------------
SCHEDULE 9 - MANAGER'S FEE

1.    For the purposes of this Schedule:

      "FEE PAYMENT DATE" means the 15th day of September, December, March and June in each year (or if such a date is not a Banking Day, the first Banking Day thereafter).

      "FEE PERIOD" means:

      (a) in the case of the first Fee Period, the period commencing on (and including) the first Fee Payment Date thereafter; and

      (b) in the case of each subsequent Fee period, the period commencing on and including the day immediately after a Fee Payment Date and ending on (and including) the next Fee Payment Date.

      "VALUATION DATE" means the 15th day of each calendar month.

2. For the purposes of calculating the Manager's Fee the following procedure shall be employed:

      (a)   The Assets of the Funds shall be divided into 2 categories:

            (1) the Mortgages forming part of the Funds (the "MORTGAGE COMPONENT"); and

            (2) the other Authorised Investments of the Funds (the "CASH COMPONENT").

      (b) On each Valuation Date, the Assets of the Funds shall be valued by the Manager on the following basis:

            (1) the value of the Mortgage Component shall be the aggregate Outstanding Principal Balance of all Mortgages as at the Valuation Date provided that if the Manager has reason to believe that part or all of the Outstanding Principal Balance under a Mortgage is unlikely to be collected in full and that the position is unlikely to improve, then the Manager shall reduce for the purposes of calculating the Manager's Fee the Outstanding Principal Balance on the Mortgage by an amount equal to that part of the Outstanding Principal Balance which the Manager estimates will be unable to be collected; and

            (2) the value of any investments falling within paragraphs (c)-(i) of the definition of "Authorised Investment" in clause 1.1 shall be the acquisition cost thereof as adjusted to reflect accrued but unpaid income or interest up to (and including) the Valuation Date.

      (c) Based on the foregoing, the Manager shall determine the aggregate value for all Funds of each of the Mortgage Component and the Cash Component on each Valuation Date.

      (d) Each of the aggregate values for the Cash Component and the Mortgage Component shall in turn be aggregated for each Valuation Date during a Fee Period and then each of such resulting aggregates shall be averaged by being divided by the number of Valuation Dates during the Fee Period.


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                                                      LGR-SMHL Master Trust Deed


      (e) The Manager's Fee shall be calculated for each day during a Fee Period based on the average value of the aggregate of each of the Cash Component and Mortgage Component and at the following rates (subject to below):

            (1)   for the Mortgage Component: 0.75% per annum;

            (2)   for the Cash Component: 0.25% per annum.

      (f) The amount of the Manager's Fee for the Cash Component and the Mortgage Component for each Fee Period shall then be apportioned to each Fund pro rata and shall be payable by the Trustee as trustee of each Fund in arrears on each Fee Payment Date to the Manager.

4. Whilst Superannuation Members' Home Loans Limited is the Manager, the Manager's Fee for the Cash Component and the Mortgage Component shall be calculated in accordance with the following sliding scales:

      (a)   For the Mortgage Component:

      VALUE OF MORTGAGE COMPONENT                              MANAGER'S FEE
      (AS AT THE VALUATION DATE)

      $0 - $150,000,000                                        0.75% per annum
      $150,000,000 - $300,000,000                              0.70% per annum
      $300,000,000 - $450,000,000                              0.65% per annum
      $450,000,000 +                                           0.60% per annum.

      (b)   For the Cash Component:

      VALUE OF MORTGAGE COMPONENT                              MANAGER'S FEE
      (AS AT THE VALUATION DATE)

      $0 - $150,000,000                                        0.25% per annum
      $150,000,000 - $300,000,000                              0.225% per annum
      $300,000,000 - $450,000,000                              0.20% per annum
      $450,000,000 +                                           0.175% per annum.

The Manager's Fee for the Mortgage Component and the Cash Component shall be calculated for the purposes of this paragraph 4 in bands based on the above sliding scales. If, for example, the value of the Cash Component of all Funds on a Valuation Date is $200,000,000, the Manager's Fee for this category will be 0.25% per annum for the first $150,000,000, 0.225% per annum for the next $150,000,000 and 0.2% per annum for the final $100,000,000.


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                                                                        Page 108
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                                                      LGR-SMHL Master Trust Deed


--------------------------------------------------------------------------------
SCHEDULE 10 - FUND PROVISIONS

--------------------------------------------------------------------------------
1     THE UNIT REGISTER

      1.1   DETAILS TO BE KEPT ON THE UNIT REGISTER

            The Trustee shall keep a register in respect of the Units of each Fund on which shall be entered the following information in respect of each Fund:

            (a)   (NAME): the name of the Fund;

            (b)   (CREATION): the date of the creation of the Fund;

            (c) (UNIT ISSUE DATE): the Unit Issue Dates for each Unit issued in relation to the Fund;

            (d) (VALUE): the original face value of each Unit issued on each Unit Issue Date;

            (e) (DETAILS OF UNITHOLDER): the name and address of each Unitholder;

            (f) (NUMBER OF UNITS): the number of Units held by each Unitholder;

            (g) (DATE OF ENTRY): the date on which a person was entered as a Unitholder;

            (h) (DATE OF CESSATION): the date on which a person ceased to be a Unitholder or the date the Units were released and cancelled;

            (i) (ACCOUNT): the account to which any payments due to a Unitholder are to be made (if applicable); and

            (j) (ADDITIONAL INFORMATION): such other information as the Trustee considers necessary or desirable or as the Manager reasonably requires.

      1.2   PLACE OF KEEPING UNIT REGISTER, COPIES AND ACCESS

            The Unit Register for a Fund shall be:

            (a) (PLACE KEPT): kept at the Trustee's principal office in Melbourne or at such place as agreed between the Trustee and the Manager from time to time;

            (b) (ACCESS TO MANAGER AND AUDITOR): open to the Manager and Auditor of a Fund to which it relates to inspect during normal business hours;

            (c) (INSPECTION BY UNITHOLDERS): open for inspection by a Unitholder in a Fund during normal business hours but only in respect of information relating to that Unitholder; and

            (d) (NOT FOR COPYING): not available to be copied by any person (other than the Manager) except in compliance with such terms and conditions (if any) as the Manager in its absolute discretion nominates and notifies to the Trustee from time to time.

      1.3   DETAILS ON UNIT REGISTER CONCLUSIVE

            (a) (RELIANCE ON REGISTER): The Trustee and Manager shall be entitled to rely on the Unit Register as being a correct, complete and conclusive record of


--------------------------------------------------------------------------------
                                                                        Page 109
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                                                      LGR-SMHL Master Trust Deed


                  the matters set out therein at any time and whether or not the information shown in the Unit Register is inconsistent with any other document, matter or thing.

            (b) (NOT TRUSTS ETC): The Trustee shall not be obliged to enter on the Unit Register notice of any trust, Security Interest or other interest whatsoever in respect of any Units and the Trustee and Manager shall be entitled to recognise a Unitholder as the absolute owner of Units and the Trustee and Manager shall not be bound or affected by any trust affecting the ownership of any Units unless ordered by a court or required by statute.

      1.4   CLOSING OF UNIT REGISTER

            The Trustee may with prior notice to the relevant Unitholders close the Unit Register for periods not exceeding 30 Banking Days (or such other period agreed between the Trustee and the Manager) in aggregate in any calendar year (which such period shall include the period that the Unit Register is closed pursuant to this clause 1.4 of this Schedule).

      1.5   ALTERATION OF DETAILS ON UNIT REGISTER

            Upon the Trustee being notified of any change of name or address or payment or other details of a Unitholder by the Unitholder, the Trustee shall alter the Unit Register accordingly.

      1.6   RECTIFICATION OF UNIT REGISTER

            If:

            (a)   an entry is omitted from the Unit Register;

            (b) an entry is made in the Unit Register otherwise than in accordance with this Deed;

            (c)   an entry wrongly exists in the Unit Register;

            (d)   there is an error or defect in any entry in the Unit Register;
                  or

            (e) default is made or unnecessary delay takes place in entering in the Unit Register that any person has ceased to be a Unitholder,

            the Trustee may rectify the same.

      1.7   CORRECTNESS OF UNIT REGISTER

            Neither the Manager nor the Trustee of the Unit Register shall be liable for any mistake in the Unit Register or in any purported copy of the Unit Register except to the extent that the mistake is attributable to its fraud, negligence or wilful default.

      1.8   MANAGER MUST PROVIDE INFORMATION

            The Manager must provide the Trustee and any person appointed in accordance with clause 15.4 of this Deed with such information as the Trustee may reasonably require to maintain the Unit Register.


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                                                      LGR-SMHL Master Trust Deed


      1.9   ACCESS TO UNIT REGISTER BY INCOME UNITHOLDER

            The Trustee shall give the Income Unitholder all such access to the Register and the Unit Register insofar as it relates to an Origination Fund which is a Fund as is necessary or required by the Income Unitholder.

--------------------------------------------------------------------------------
2     INTEREST OF UNITHOLDER

      2.1   DIVISION INTO UNITS

            (a) The beneficial interest in each Fund is divided into Units. No Unit confers an interest in a particular part of the relevant Fund.

            (b)   A Unitholder may not:

                  (1) interfere or seek to interfere with or question the rights, powers, authority or discretion of the Trustee;

                  (2) claim or exercise any right in respect of any asset of a Fund or lodge any caveat or other notice affecting any asset of a Fund; or

                  (3) require that any asset of a Fund be transferred to a Unitholder.

      2.2   FRACTIONS AND SPLITTING

            (a) Units may be issued in fractions at the discretion of the Manager, and the value of, and all rights and obligations attaching to, a fractional Unit will be in proportion to those of a whole Unit.

            (b) Where a holding comprises more than one fraction of a Unit, the Manager may consolidate such fractions.

            (c) The Manager may consolidate or split the Units. The Manager must in respect of any such consolidation or split:

                  (1) immediately cause the Unit Register to be amended by the Trustee to record the consolidation or split;

                  (2) notify the Unitholder within 30 days of the consolidation or split; and

                  (3) ensure that each Unit is consolidated or split on the same basis as each other Unit.

      2.3   JOINT UNITHOLDERS

            Where two or more persons are registered as the Unitholders of a Unit (JOINT UNITHOLDERS) they are, for the purposes of the administration of a Fund and not otherwise, taken to hold the Unit as joint tenants, on the following conditions:

            (a) the Trustee is not bound to register more than three persons as the Joint Unitholders of the Unit;

            (b) the Joint Unitholders are jointly and severally liable in respect of all payments, including payment of Tax, which ought to be made in respect of the Unit;


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            (c)   on the death of a Joint Unitholder, the survivor or survivors are the only person or persons whom the Trustee and Manager will recognise as having any title to the Unit, but the Manager may require any evidence of death which it thinks fit;

            (d) any one of the Joint Unitholders may give an effective receipt which will discharge the Trustee and Manager in respect of any payment or distribution; and

            (e) only the person whose name appears first in the Unit Register as one of the Joint Unitholders is entitled to delivery of any notices, cheques or other communications from the Trustee and Manager, and any notice, cheque or other communication given to that person is deemed to be given to all the Joint Unitholders.

      2.4   CLASSES OF UNITS

            (a) The Trustee may at any time issue Units in classes as provided in this deed.

            (b) The Trustee may with the consent of the Unitholders in a Fund convert any Units from one class to another class or reclassify Units from one class to another.

            (c) The Trustee must enter on the Unit Register the class of Units held by a Unitholder.

      2.5   BENEFITS AND OBLIGATIONS OF UNITHOLDERS

            Except where expressly provided in this deed to the contrary, all benefits and obligations in this deed apply for the benefit of and bind each Unitholder to the extent provided in this Deed.

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3     ISSUE OF UNITS

      3.1   ALLOTMENT

            A Unit created is regarded as issued or granted to the person entitled to it if and when the person's name is recorded in the Unit Register. No rights whatsoever attach to a Unit until it is issued.

      3.2   CERTIFICATES

            The Trustee at the direction of the Manager may determine:

            (a)   not to issue a certificate for a Unit; and

            (b) to cancel a certificate for a Unit and not to issue a replacement certificate.

      3.3   NO ISSUE OF UNITS AFTER 80TH ANNIVERSARY

            No Units are to be issued on or after the 80th anniversary of the date of the Fund's establishment.


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      3.4   POWER TO ISSUE UNITS

            The Trustee may issue Units only in accordance with this Deed.

      3.5   UNITS ISSUED IN AN ORIGINATION FUND

            (a) In respect of clause 3.1(a) of this Deed, the Trustee must at the direction of the Manager and following receipt of a duly completed and executed Notice of Creation of an Origination Fund, issue 1 Income Unit to the relevant Income Unitholder as an Income Unit subscribed for by that Income Unitholder at an issue price of $1.00.

            (b) In respect of the amount referred to in clause 3.3(a)(2) of this Deed the Trustee must (at the direction of the Manager) issue 1 Residual Capital Unit for each $1 of the initial Assets of that additional Origination Fund subscribed for by each Residual Capital Unitholder.

      3.6   UNITS ISSUED IN A SECURITISATION FUND

            (a) In respect of clause 4.1(b) of this Deed, the Trustee must at the direction of the Manager and following receipt of a duly completed and executed Notice of Creation of a Securitisation Fund, issue 1 Income Unit to the relevant Income Unitholder as an Income Unit subscribed for by that Income Unitholder at an issue price of $1.00.

            (b) In respect of the amount referred to in clause 4.2(a)(2) of this Deed the Trustee must (at the direction of the Manager) issue 1 Residual Capital Unit for each $1 of initial Assets of that Securitisation Fund subscribed for by each Residual Capital Unitholder.

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4     REDEMPTION AND CANCELLATION OF UNITS

      4.1   NO REQUEST FOR REDEMPTION

            A Unitholder is only entitled to request the Trustee or the Manager to redeem any Units held by the Unitholder with the consent of the Manager which may be withheld in its absolute discretion.

      4.2   NO OBLIGATION TO REDEEM UNITS

            (a) Except as provided in this clause 4 of this Schedule, the Trustee has no obligation to redeem any Units or cause any Units to be redeemed.

            (b) Except as provided in this clause 4 of this Schedule, the Manager has no obligation to cause the Trustee to redeem any Units or to cause the Trustee to repurchase any Units.

      4.3   REDEMPTION

            (a)   On any redemption of any Income Unit in accordance with clause
                  4.1 and 4.2 of this Schedule, the Trustee must, and the Manager must cause the Trustee to, redeem each relevant Income Unit by way of the cancellation of that Income Unit and the Trustee must immediately remove the name of the


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                                                      LGR-SMHL Master Trust Deed


                  Income Unitholder from the Unit Register in respect of that cancelled Income Unit.

            (b) On the redemption of a Unit the amount to be paid by the Trustee to the Unitholder in respect of the Unit is equal to the amount subscribed in respect of that Unit.

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5     TRANSFERS AND OTHER TRANSACTIONS

      5.1   CANNOT ASSIGN OR MORTGAGE UNITS

            The rights and interests of an Unitholder in respect of each Unit shall be personal to the Unitholder and shall not be capable of being assigned, or having any Security Interest created or existing thereover, without the prior written consent of the Manager (which it may give or withhold in its absolute discretion).

      5.2   PROHIBITED ASSIGNMENT OR MORTGAGE VOID

            Subject only to the provisos in clause 5.1 of this Schedule, if a Unitholder purports to assign, or to create or permits to exist any Security Interest over, any of its rights and interests in respect of any Units in breach of clause 5.1 of this Schedule, that assignment and that Security Interest insofar as it purports to extend to its rights and interests in a Fund shall be of no force and effect (each such right and interest being subject to this clause) and shall not vest in any purported assignee or holder of the Security Interest any right, title or interest in any Unit, the Assets of any Fund or the rights and interests of the Unitholder therein.

      5.3   TRANSFER

            (a) Subject to this clause 5 of this Schedule all transfers of Units must be effected by a proper instrument of transfer and in a manner approved by the Manager . The Trustee may decline to register a transfer of Units under this clause 5.3 of this Schedule unless the instrument of transfer:

                  (1)   is duly stamped (if applicable);

                  (2) is accompanied by such evidence as the Manager requires to prove the title of the transferor; and

                  (3) complies with any requirements prescribed by the Manager from time to time.

            (b) A transferor of Units remains the Unitholder until the transfer is registered and the name of the transferee is entered in the Unit Register in respect of the Units.

      5.4   TRANSACTION ADVICE AFTER TRANSFER

            If the Manager accepts a transfer under this part, the Trustee at the direction of the Manager may issue a transaction advice for:

            (a)   the Units which have been transferred; and

            (b)   the balance of any Units which were not transferred.


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                                                      LGR-SMHL Master Trust Deed


      5.5   TRANSMISSION OF UNITS

            (a) In the case of a Transmission Event in respect of a Unitholder, the only persons who will be recognised as having any title to the Units registered in the Unitholder's name or any benefits accruing in respect of those Units are:

                  (1) where the Unitholder is a joint holder, the survivor or survivors of the Unitholder;

                  (2) where the Unitholder is an individual, the legal personal representative of the Unitholder or the person entitled to the Units as a result of bankruptcy; or

                  (3) where the Unitholder is a body corporate, the person entitled to the Units as a result of the dissolution or succession of that body corporate.

            (b) Nothing in clause 5.5(a) of this Schedule releases the Unitholder or the estate of a deceased Unitholder from any liability in respect of the Units held whether that Unit was held by the deceased solely or jointly with other persons.

            (c) A person who becomes entitled to a Unit as a result of a Transmission Event may, upon producing such evidence as the Manager may require to prove that person's entitlement to the Unit, elect:

                  (1) to be registered as the Unitholder of the Unit by signing and serving on the Manager a notice in writing stating that election; or

                  (2) to have some other person nominated by that person registered as the transferee of the Unit by executing a transfer to that other person in accordance with clause
                        5.3 of this Schedule.

            (d) The Trustee need not register any transfer or transmission pursuant to this clause unless the transferee provides an indemnity in favour of the Trustee in a form determined by the Trustee in respect of any consequence arising from the transfer or transmission.

            (e) The provisions of this Deed relating to the right to transfer, and the registration of transfers of, Units apply, so far as they can and with such changes as are necessary, to any transfer under clause 5.5(c) of this Schedule as if the relevant Transmission Event had not occurred and the transfer was signed by the Unitholder of the Unit.

            (f) For the purposes of this Deed, where 2 or more persons are jointly entitled to any Unit in consequence of a Transmission Event they will, upon being registered as the Unitholder of the Unit , be taken to hold the Unit as joint tenants and clause 2.3 of this Schedule will apply to them.

            (g) Despite clause 5.5(a) of this Schedule, the Trustee may register a transfer of Units signed by a Unitholder before a Transmission Event even though the Trustee has notice of the Transmission Event.

      5.6   RECOGNITION OF UNITHOLDER

            (a) Except as otherwise provided by law or provided in this Deed, the Trustee:


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                                                      LGR-SMHL Master Trust Deed


                  (1) must treat the person entered on the Unit Register as a Unitholder as the absolute owner of all rights and interests of the Unitholder; and

                  (2) need not recognise any other equitable, contingent, future or partial claim or interest in any Unit by any other person, even if the Trustee has notice of that claim or interest.

            (b) Each transferor will be deemed to remain the Unitholder until the transfer is registered and the name of the transferee is entered in the Unit Register.

            (c) With the consent of the Manager, Units held by a trustee may be marked in the Unit Register in such a way as to identify them as being held subject to the relevant trust.

            (d) Nothing in clause 5.6(c) of this Schedule limits the operation of clause 5.6(a) of this Schedule.


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                                      Supplemental Deed - SMHL Master Trust Deed
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EXECUTED AS A DEED:


SIGNED SEALED AND DELIVERED for
ME PORTFOLIO MANAGEMENT LIMITED
by its attorney in the
presence of:

:
/s/ Owen Terei                              /s/ Peter Rowe
-------------------------------------       ------------------------------------
Witness                                     Attorney


Owen Terei                                  Peter Rowe
-------------------------------------       ------------------------------------
Name (please print)                         Name (please print)



SIGNED SEALED AND DELIVERED for
PERPETUAL LIMITED
by its attorney in the
presence of:


/s/ Owen Terei                              /s/ Jennifer Wu
-------------------------------------       ------------------------------------
Witness                                     Attorney


Owen Terei                                  Jennifer Wu
-------------------------------------       ------------------------------------
Name (please print)                         Name (please print)


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